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                                                                   EXHIBIT 10.37



                                ANCILLARY TRUST
                                   AGREEMENT


                                   UNDER THE


                           HALTER MARINE GROUP, INC.
                          401(K) PROFIT SHARING PLAN

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                               TABLE OF CONTENTS

ARTICLE I PURPOSE

ARTICLE II CONSTRUCTION
     SECTION 2.1. GENERAL
     SECTION 2.2  APPLICABLE LAW

ARTICLE III ASSETS AND INVESTMENTS
     SECTION 3.1. ANCILLARY TRUST ASSETS
     SECTION 3.2. INVESTMENT OF ASSETS

ARTICLE IV DUTIES AND POWERS
     SECTION 4.1. DUTIES
     SECTION 4.2. POWERS OF ANCILLARY TRUSTEE
     SECTION 4.3. VOTING OF SHARES OF COMPANY STOCK
     SECTION 4.4. TENDER OR EXCHANGE

ARTICLE V VALUATION OF ASSETS AND ACCOUNTING
     SECTION 5 1. VALUATION OF ASSETS
     SECTION 5.2. ACCOUNTING

ARTICLE VI AMENDMENT AND MERGER
     SECTION 6.1. RESERVATION OF RIGHT TO AMEND AND RESTRICTIONS
                     THEREON
     SECTION 6.2. AMENDMENT PROCEDURE
     SECTION 6.3. MERGER OR CONSOLIDATION

ARTICLE VII IDENTITY OF TRUSTEE
     SECTION 1.1. GENERAL
     SECTION 7.2. RESIGNATION, REMOVAL AND SUCCESSOR ANCILLARY
                     TRUSTEE
     SECTION 7.3. INDEMNIFICATION OF ANCILLARY TRUSTEE

ARTICLE VIII MISCELLANEOUS
     SECTION 8.1. ANCILLARY TRUSTEE'S COMPENSATION AND
                     EXPENSES
     SECTION 8.2. APPOINTMENT OF CUSTODIAN
     SECTION 8.3. TAXES
     SECTION 8.4. RECORDS
     SECTION 8.5. ACCEPTANCE BY ANCILLARY TRUSTEE
     SECTION 8.6. AGREEMENT BINDING
     SECTION 8.7. GENERAL RESTRICTIONS

                                       i

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                           ANCILLARY TRUST AGREEMENT
                                   UNDER THE
             HALTER MARINE GROUP, INC. 401(K) PROFIT SHARING PLAN


   THIS ANCILLARY TRUST AGREEMENT, made and entered into as of the 1st day of January, 1997 by and between HALTER MARINE GROUP, INC., a Delaware corporation (hereinafter referred to as the "Employer"), and RELIANCE TRUST COMPANY, a trust company organized under the laws of the State of Georgia (hereinafter sometimes referred to as the "Ancillary Trustee");

                             Statement of Purpose
                             --------------------

   The Employer sponsors the Halter Marine Group, Inc. 401(k) Profit Sharing Plan (the "Plan") for its eligible employees. One of the Plan's investment funds is a fund (the "Company Stock Fund") whose principal investment purpose is to invest in the common stock of the Employer. The Employer's matching contributions to the Plan and certain Participant after-tax and pre-tax contributions to the Plan are invested in the Company Stock Fund. The Plan's assets that comprise the Company Stock Fund are held in the Ancillary Trust.

   WHEREAS, The Chase Manhatten Bank, N.A. and Metropolitan Life Insurance Company have previously entered into an agreement with the employer to provide services to the plan with The Chase Manhatten Bank, N.A. serving a Trustee for Plan assets other than the Company Stock Fund and Metropolitan Life Insurance Company serving as an agent of the Trustee and Ancillary Trustee.

   NOW, THEREFORE, the parties hereto agree that the Ancillary Trust Agreement dated January 1, 1997 to consist of the following Articles I through VIII:

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                                   ARTICLE I

                                    PURPOSE

   This Ancillary Trust Agreement is effective January 1, 1997 and is established and maintained under the Halter Marine Group, Inc. 401(k) Profit Sharing Plan (the "Plan"). The Ancillary Trust is a part of the Plan and shall be maintained for the exclusive benefit of the Participants and their Beneficiaries, as provided in the Plan and this Ancillary Trust Agreement, for the purpose of:

        (i) receiving, holding and investing the assets of the Plan that comprise the Company Stock Fund; and

        (ii) distributing and transferring the assets of the Company Stock Fund to Participants and their Beneficiaries and to the other Trust(s) maintained under the Plan, when and as provided in the Plan and the Ancillary Trust Agreement.

It shall be impossible for any part of the assets of the Ancillary Trust to be diverted to or used for purposes other than the exclusive benefit of the Participants or their Beneficiaries except as provided in the Plan or the Ancillary Trust and permitted qualified plans and trusts under ERISA and the Code; provided, that subject to the foregoing, the Employer shall have the right to alter, modify, amend or terminate the Ancillary Trust or this Ancillary Trust Agreement at any time.

                                  ARTICLE II

                                 CONSTRUCTION

   SECTION 2.1 GENERAL.

   (a) Construction. In the construction of this Ancillary Trust Agreement, reference is made to the definitions, terms and provisions of the Plan as set forth in (i) that certain Adoption Agreement between the Employer and Metlife Security Life Insurance Company of Louisiana and the accompanying Defined Contribution Basic Plan Document as the same may be amended from

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time to time, and the terms used in this Ancillary Trust Agreement shall have the same meanings as given the terms in said Adoption Agreement and Plan Document and Trust Agreement unless the context clearly indicates otherwise. Whenever used in this Ancillary Trust Agreement, unless the context clearly indicates otherwise, the singular shall include the plural and the plural the singular. The conjunction "or" shall include both the conjunctive and disjunctive, and the adjective "any" shall mean one or more or all. References to the masculine gender are for convenience of expression only and shall refer to the other genders as well. Article, section and paragraph headings have been inserted for convenience of reference only and are to be ignored in any construction of the provisions of this Ancillary Trust Agreement. If any provision of this Ancillary Trust Agreement, as amended from time to time, shall be for any reason invalid or unenforceable, the remaining provisions shall nevertheless be valid, enforceable and fully effective.

   (b) Intent. It is the intent of the parties that the Plan shall at all times be a qualified profit-sharing plan under Section 401(a) of the Code and that the Ancillary Trust shall at all times be exempt from taxation under
Section 501(a) of the Code. This Ancillary Trust Agreement shall be construed and interpreted to effectuate such intent.

   SECTION 2.2. APPLICABLE LAW. This Ancillary Trust Agreement and the Ancillary Trust herein provided for shall be construed, administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable and, to the extent such laws are not applicable, by the laws of the State of Georgia.

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                                  ARTICLE III

                            ASSETS AND INVESTMENTS

   SECTION 3.1 ANCILLARY TRUST ASSETS. The assets of the Ancillary Trust shall consist of all of the assets of the Plan that from time to time comprise the Company Stock Fund: that is, the assets of the Plan representing:

        (i) the Regular Matching Contribution Accounts of Participants (including without limitation the Employer's matching contributions under the Plan, whether made in the form of Company Stock or cash), except those Regular Matching Contribution Accounts (or portions thereof) that are invested in the Plan's other investment funds in accordance with the Plan's provisions and procedures governing account investments; and

        (ii) such other Participant accounts (or portions thereof) as are invested in the Company Stock Fund in accordance with those provisions and procedures.

   SECTION 3.2 INVESTMENT OF ASSETS.

   (a) Investment Authority. The Committee shall have the power and authority to appoint one or more Investment Managers with full power and authority to direct the investment of all or a portion of the assets of the Company Stock Fund. Any response to a tender or exchange offer for Company Stock held in the Company Stock Fund shall be as provided in section 4.4. To the extent that the Ancillary Trustee is not directed to purchase, sell or retain specific investments by a duly appointed and authorized Investment Manager and the provisions of Section 4.4 do not apply, the Ancillary Trustee shall have absolute power, authority and discretion with respect to the investment and reinvestment of the assets of the Company Stock Fund. To the maximum extent permitted by applicable law, no trustee of any assets of the Plan other than the Company Stock Fund, or any other fiduciary with respect to the Plan, shall be responsible for any investment decisions made with respect to the Company Stock Fund by such Investment Manager, Participant or Beneficiary, or the Ancillary Trustee (as the case may be).

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   (b)  Principal Investment Purpose.  All of the assets held from time to time under the Ancillary Trust shall be invested in, and shall comprise, the Company Stock Fund. The primary purpose of the Company Stock Fund is to invest in shares of Company Stock, and therefore the assets of the Company Stock Fund may be completely invested in shares of Company Stock.

   (c) Other Investments. A portion of the Company Stock Fund need not be invested in Company Stock. Such portion shall consist of:

        (i) assets being temporarily held in cash or other investments pending investment in Company Stock, including the Employer's matching contributions paid to the Ancillary Trust in cash, and cash dividends paid on shares of Company Stock; and

        (ii) such amount as the Ancillary Trustee, in consultation with the Committee, deems necessary to meet the immediate payment, transfer and distribution obligations of the Company Stock Fund, including benefit payments to Participants and their Beneficiaries and transfers for investment in the other trust(s) maintained under the Plan.

The portion of the Ancillary Trust not invested in Company Stock shall be (i) invested and reinvested in debt obligations of the type and kind described below and/or (ii) held in cash or cash equivalent. Such investments shall be selected with a view towards minimal fluctuations in principal value and otherwise primarily on the basis of their income returns consistent with investment quality, but such returns need not be fixed or limited. Such investments may include, but not be limited to:

   (1) direct obligations of the United States government or other obligations fully guaranteed by the United States as to payment of principal and interest, including United States treasury bills or related investments;

   (2) obligations of the United States governmental agencies whether or not guaranteed by the United States government;

   (3) notes (including revolving type notes), debentures, bonds, dollar-denominated commercial paper or certificates of deposit, including certificates of deposit issued by, or accounts or other deposits in, banks, savings and loan associations and other financial institutions (including those of First Union or its affiliates to the extent permitted by ERISA);

   (4) guaranteed investment contracts and similar policies and contracts issued by insurance companies that provide for fixed or minimum rates of return during stated periods of time; and

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   (5)  other debt obligations and other investments of the type and character as more specially enumerated above.

    (d) Restrictions.  In no event, however, shall:

        (i) the assets of the Ancillary Trust be invested in any "employer real property" within the meaning of ERISA except to the extent permitted by applicable law;

        (ii) the indicia of ownership of any assets of the Ancillary Trust be maintained outside the jurisdiction of the district courts of the United States; or

        (iii) the Ancillary Trustee, or any other fiduciary under the Plan, or the Ancillary Trust knowingly engage in any transaction prohibited by ERISA.


                                  ARTICLE IV

                               DUTIES AND POWERS

   SECTION 4.1. DUTIES.

   (a) General. The Ancillary Trustee shall have the powers, duties and responsibilities specifically or by necessary implication set forth in this Ancillary Trust Agreement including, without limitation, the following:

        (i) to manage and control the assets of the Ancillary Trust pursuant to the Plan and this Ancillary Trust Agreement and to prepare and submit the financial information with respect to said assets (including the valuations thereof) agreed to between the Ancillary Trustee and the Employer or required to be furnished to the Committee, the Employer, any Participant and Beneficiary or any regulatory authority under ERISA;

        (ii) to make distributions from the Ancillary Trust in accordance with the directions of the Advisory Committee; and

        (iii) to receive, hold, manage, convert, sell, exchange, invest, reinvest, disburse, distribute or otherwise deal with all of the assets now or hereafter held by the Ancillary Trustee, together with all contributions by the Employer to the Ancillary Trust and other transfers of Plan assets to the Ancillary Trust and the income and gains therefrom, in the manner and for the uses and purposes provided in this Ancillary Trust Agreement.

All requests, directions, requisitions for monies, certifications and instructions by the Committee to the Ancillary Trustee shall be in writing, signed by such person or persons as may be designated from

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time to time by the Committee, and the Ancillary Trustee shall act and shall be fully protected in acting in accordance with such requests, directions, requisitions, certifications and instructions. If the members of the Committee are the same as the individuals serving as the Ancillary Trustee, however, then any specific instructions otherwise required by the Plan or this Ancillary Trust Agreement from the Committee to any Ancillary Trustee shall not be required.
The Committee need not specify the application to be made of any monies, and the Ancillary Trustee shall be fully protected in making payments of monies upon requisition of the Committee and shall be charged with no responsibility whatsoever respecting the application of such monies or for the administration of the Plan. The Employer shall promptly furnish to the Ancillary Trustee from time to time certificates of its Secretary or an Assistant Secretary evidencing the appointment and termination of office of the members of the Committee, together with specimens of their signatures, and the Committee shall likewise furnish certificates evidencing the designation of the person or persons authorized to act on behalf of the Committee (together with a specimen of the signature of any person who is not a member of the Committee), and for all purposes hereunder the Ancillary Trustee shall be conclusively entitled to rely upon such certificates as evidence of the identity and authority of the persons as disclosed thereby.

   (b) Limitation. Except to the extent provided in this Ancillary Trust Agreement or the Plan and as otherwise required by applicable law, the Ancillary Trustee shall not be responsible for the administration of the Plan nor for the acts or omissions of any other fiduciary (or agent thereof) with respect to the Plan unless:

        (i) the Ancillary Trustee participants knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach of trust;

        (ii) by the Ancillary Trustee's breach of fiduciary duty in the administration of its specific responsibilities, the Ancillary Trustee knowingly enables such other fiduciary to commit a breach of trust; or

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        (iii) the Ancillary Trustee has knowledge of a breach of trust by another fiduciary and fails to make reasonable efforts under the circumstances to remedy such breach of trust.

   SECTION 4.2. POWERS OF ANCILLARY TRUSTEE. The Ancillary Trustee, in addition to and not in modification of or limitation of all of the Ancillary Trustee's common law and statutory authority, but subject to the provisions of Section 3.2, Section 4.3 and Section 4.4 of this Ancillary Trust Agreement with respect to the investments of the Ancillary Trust and the voting of the shares of Company Stock held hereunder, shall have all of the following powers with regard to all property which shall at any time and from time to time form a part of the assets of the Ancillary Trust:

        (i) to sell, exchange, convey, transfer, borrow, mortgage, pledge, lease (with or without option to purchase and whether or not such lease may extend beyond the term of the Ancillary Trust), or otherwise dispose of the same, without the approval of any court and without obligation upon any person dealing with the Ancillary Trustee to see to the application of any money or other property delivered to it;

        (ii) to purchase, or subscribe for, any securities or other property and to retain the same in Ancillary Trust;

        (iii) to sell at public or private sale, for cash or upon credit, with or without security, and upon such other terms and conditions as the Ancillary Trustee may consider advisable, or otherwise to dispose of any property, both real and personal, tangible or intangible, in which the Ancillary Trust may from time to time be invested; and to grant options to purchase any of the stock or securities in which the Ancillary Trust may be invested from time to time and to acquire options to purchase stock or securities identical to those for which the Ancillary Trustee has previously granted an option to purchase;

        (iv) to vote any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities; and generally to exercise any or all of the powers of an owner with respect to stocks, bonds, securities or other property held as a part of the Ancillary Trust;

        (v) for convenience of administration, or to facilitate transfers of securities, to cause any stocks, securities or other property, including real property, at any time held by the Ancillary Trustee to be registered or held in the name of the Ancillary Trustee or of the nominee or nominees of the Ancillary Trustee without disclosure of the Ancillary Trust or to
                                       8



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   take and keep any securities unregistered in such form that they will pass by delivery, but no such registration or holdings shall relieve the Ancillary Trustee from responsibility for the acts of any nominee or nominees selected by it, or from its responsibility for the safe custody of any such stocks, securities or other property;

        (vi) to collect the principal and income of the Ancillary Trust as the same shall become due and payable and to give binding receipt therefor, and if at any time-there shall be a default in the payment of such principal or income, or any part thereof, to take such action, whether by legal proceedings, compromise or otherwise, as the Ancillary Trustee, in its discretion, shall deem to be in the best interest of the Ancillary Trust; any property acquired by the Ancillary Trustee under judicial sale, or otherwise, in the enforcement or compromise of any such claim or claims, shall be and become a part of the Ancillary Trust and dealt with as such by the Ancillary Trustee;

        (vii) to keep such portion of the Ancillary Trust in cash as the Ancillary Trustee may, from time to time, deem to be in the best interest of the Ancillary Trust, without liability for interest thereon;

        (viii) to make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

        (ix) to settle and compromise any claims, debts or damages due or owing to or from the Ancillary Trust, and to commence or defend suits or legal and administrative proceedings; and

        (x) to employ suitable agents and counsel (who may be counsel for the Employer), and to pay their reasonable compensation and expenses out of the assets of the Ancillary Trust (unless paid by the Employer).

   SECTION 4.3. VOTING OF SHARES OF COMPANY STOCK.

   (a) Voting Rights. All shares of Company Stock held by the Ancillary Trust shall be voted by the Ancillary Trustee only in accordance with the provisions of this Section 4.3. Each Participant (or Beneficiary) will be entitled to direct the Ancillary Trustee as to the manner in which shares of Company Stock attributable to his Accounts will be voted. For purposes of this Section 4.3, the number of shares attributable to an Account of a Participant (or Beneficiary) shall be the product obtained by multiplying (i) the number of shares of Company Stock then held by the Ancillary Trust by (ii) a fraction, the numerator of which is the value of such Account as of the most recent valuation date for Accounts under Section 10.14 of the Plan, and the denominator of which is

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the aggregate of such values for all Accounts of all Participants (and
Beneficiaries) such fraction, however, shall disregard any Account, or portion thereof, that is not invested in the Company Stock Fund. The shares that are attributable to the Account of a Participant (or Beneficiary) who does not give instructions to the Ancillary Trustee shall be voted (including abstention) in the same proportion as the total shares attributable to the Accounts of the Participants (and Beneficiaries) who give voting instructions to the Ancillary Trustee are voted.

   (b) Information to Participants. The Employer shall provide or cause to be provided to each Participant (or Beneficiary) who is entitled to direct the Ancillary Trustee as to the manner in which shares of Company Stock will be voted with the proxy statement and other materials provided to shareholders of the Company in connection with each shareholder meeting, together with a form upon which the Participant (or Beneficiary) shall have the right to give confidential voting instructions to the Ancillary Trustee. If proxies are solicited by a person other than the Company, however, the Employer shall deliver to the Ancillary Trustee a list of the names and addresses of the Participants (or Beneficiaries) showing the number of shares of Company Stock attributable to each Participant's Accounts and shall date and certify the accuracy of such information; and the Ancillary Trustee shall provide each Participant (or Beneficiary) with the proxy statement and other materials prepared by such person. Each Participant (or Beneficiary) shall be informed that if he fails to return the voting instruction form, the shares whose voting he is entitled to direct will be proportionally voted based on Participant (and Beneficiary) voting instructions actually received. Each Participant (or Beneficiary) shall also be informed that his voting directions will be confidential.

   (c) Expenses. The Ancillary Trustee shall have the right to require payment in advance by the Employer and any other person soliciting proxies of all reasonably anticipated expenses

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associated with the distribution of information to and the processing of instructions received from the Participants (or Beneficiaries).

   (d) No Recommendations. The Ancillary Trustee shall not express any opinion or give any advice or recommendation to any Participant (or Beneficiary) concerning the matters subject to vote, and the Ancillary Trustee shall have no authority or responsibility to do so.

   (e) Confidentiality. The Ancillary Trustee shall make such arrangements as may be necessary to ensure that the voting instruction forms are returned by Participants (or their Beneficiaries) to a person independent of the Employer, who will tabulate the instructions and inform the Ancillary Trustee of the result. The Ancillary Trustee shall require such person to not reveal or release any individual Participant (or Beneficiary) voting instructions to the Employer or their respective officers, directors, employees or representatives. The Ancillary Trustee may, however, request such person to the Employer at its request of the number of shares of Company Stock for which voting instructions have been received at a given point in time and the manner in which such shares will be voted when the votes are cast by the Ancillary Trustee. The Employer shall honor the confidentiality of the Participant (or Beneficiary) voting instructions to the Ancillary Trustee.

   (f) Participant as Named Fiduciary. Each Participant (or Beneficiary) shall be a named fiduciary of the Plan for the purpose of providing directions as to the voting of shares of Company Stock pursuant to these provisions.

   SECTION 4.4. TENDER OF EXCHANGE.

   (a) Tender Rights. In the event that there should be a tender or exchange offer for Company Stock, the Ancillary Trustee shall respond to such offer only in accordance with these provisions. Each Participant (or Beneficiary) will be entitled to direct the Ancillary Trustee as to the manner in which the Ancillary Trustee will respond to such offer with respect to shares of Company Stock attributable to his Accounts. For purposes of this Section 4.4, the number of shares attributable to an Account of a Participant (or Beneficiary) shall be the product obtained by

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multiplying (i) the number of shares of Company Stock then held by the Ancillary
Trust by (ii) a fraction, the numerator of which is the value of such Account as of the most recent valuation date for Accounts under Section 10.14 of the Plan, and the denominator of which is the aggregate of such values for all Accounts of all Participants (and Beneficiaries). Such fraction, however, shall disregard any Account, or portion thereof, that is not invested in the Company Stock Fund. The shares attributable to the Account of a Participant (or Beneficiary) who does not give instructions to the Ancillary Trustee shall be tendered or not tendered in the same proportion as the total shares attributable to the Accounts of the Participants (and Beneficiaries) who give tender instructions to the Ancillary Trust are tendered and not tendered.

   (b) Information to Ancillary Trustee. The Employer shall deliver to the Ancillary Trustee a list of the names and addresses of the Participants (or Beneficiaries) showing the number of shares of Company Stock attributable to each Participant's Accounts and shall date and certify the accuracy of such information.

   (c) Information to Participants. The Ancillary Trustee shall provide each Participant (or Beneficiary) who is entitled to direct the Ancillary Trustee as to the manner in which the Ancillary Trustee will respond to such offer with the description of the terms and conditions of the offer and other materials provided to shareholders in connection with the offer, together with a form upon which the Participant (or Beneficiary) shall have the right to provide confidential instructions to the Ancillary Trustee as to the manner in which to respond to such offer. Each Participant (or Beneficiary) shall be informed that if he fails to return the tender instruction form, the shares whose tender he is entitled to direct will be proportionally tendered and not tendered based on Participant

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(and Beneficiary) tender instructions actually received.  Each Participant (or
Beneficiary) shall also be informed that his tender directions will be confidential.

   (d) Expenses. The Ancillary Trustee shall have the right to require payment in advance by the Employer and the person making the tender offer of all reasonably anticipated expenses associated with the distribution of information to and the processing of instructions received from the Participants (or Beneficiary).

   (e) No Recommendations. The Ancillary Trustee shall not express any opinion or give any advice or recommendation to any Participant (or Beneficiary) concerning the tender offer, and the Ancillary Trustee shall have no authority or responsibility to do so.

   (f) Confidentiality. The Ancillary Trustee shall make such arrangements as may be necessary to ensure that the tender instruction forms are returned by Participants (or their Beneficiaries) to a person independent of the Employer, who will tabulate the instructions and inform the Ancillary Trustee of the result. The Ancillary Trustee shall require such person to not reveal or release any individual Participant (or Beneficiary) tender instructions to, the Employer or their respective officers, directors, employees or representatives. The Ancillary Trustee may, however, request such person to inform the Employer at its request of the number of shares of Company Stock for which tender instructions have been received at a given point in time and whether such shares will be tendered by the Ancillary Trustee. The Employer shall honor the confidentiality of the Participant (or Beneficiary) tender instructions to the Ancillary Trustee.

   (g) Participant as Named Fiduciary. Each Participant (or Beneficiary) shall be a named fiduciary of the Plan for the purpose of providing directions as to the manner of responding to a tender or exchange offer for shares of Company Stock pursuant to these provisions.

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                                   ARTICLE V

                      VALUATION OF ASSETS AND ACCOUNTING

   SECTION 5.1. VALUATION OF ASSETS. The assets of the Ancillary Trust shall be valued as of the Accounting Date on the last day of each Plan Year and at such other time(s) as the Plan requires the Trust Fund to be valued at the then existing fair market value, or in the absence of a readily ascertainable fair market value, at such values as the Ancillary Trustee shall determine in accordance with methods consistently followed and uniformly applied. The Ancillary Trustee shall be responsible for the valuations of the assets of the Ancillary Trust hereunder.

   SECTION 5.2. ACCOUNTINGS. The Ancillary Trustee, as soon as practicable after each Accounting Date and after such other date(s) during the Plan Year as the Ancillary Trustee and the Committee shall agree, shall cause a full account of the administration of the Ancillary Trust hereunder during the accounting period then ended to be rendered to the Committee and shall furnish to the Committee such information as is necessary for the timely preparation of the statements, returns, reports and information required to be submitted, filed or distributed by the Committee within sufficient time to permit the Committee-to cause to be prepared and distributed or filed such statements, returns, reports and information.

                                  ARTICLE VI

                             AMENDMENT AND MERGER

   SECTION 6.1. RESERVATION OF RIGHT TO AMEND AND RESTRICTIONS THEREON. The Employer reserves and shall have the right at any time, and from time to time to amend, modify or alter, in whole or in part, any of the terms and provisions of the Ancillary Trust and this Ancillary Trust Agreement, and any such amendment may be retroactive to the extent not

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prohibited by applicable law; provided, however, no amendment shall authorize or permit any part of the Ancillary Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants and their Beneficiaries or shall have the effect of revesting in the Employer any part of the assets of the Ancillary Trust unless such amendment is permitted or required by laws governing qualified plans and such amendment does not affect the status of the Plan as a qualified plan under the Code or the status of the Ancillary Trust as a tax-exempt trust under the Code.

   SECTION 6.2. AMENDMENT PROCEDURE. Any amendment to this Ancillary Trust Agreement shall be effected by written instrument between the Employer and the Ancillary Trustee, which amendment shall become a part of this Ancillary Trust Agreement; provided, however, if the Ancillary Trustee is unwilling or unable to execute such amendment, it may resign or be removed by the Employer.

   SECTION 6.3. MERGER OR CONSOLIDATION. The Plan and its trusts (including the Ancillary Trust) shall not be merged or consolidated with any other plan and trust, nor shall the assets or liabilities of the Plan and trusts be transferred to any other plan and trust, unless the benefit which each Participant would receive immediately after such merger, consolidation or transfer if the Plan and trusts had then terminated is equal to or grater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer if the Plan and trusts had then terminated.

                                  ARTICLE VII

                              IDENTITY OF TRUSTEE

   SECTION 7.1. GENERAL.  The Ancillary Trustee shall at any time consist of one
(1) or more persons (who may be individuals and/or entities) appointed by the Employer. Any such person may, but need not be, an employee of the Employer or its affiliates, a Participant or a member of the Committee. A person who is the Ancillary Trustee or who is one of two or more persons constituting the Ancillary Trustee (a "Co-Ancillary Trustee") shall serve as such until death (if applicable), resignation or removal. If and while there are Co-Ancillary Trustees, they shall adopt such rules and procedures for their service as such as they deem appropriate, but such rules and procedures shall not delegate fiduciary responsibility (except as otherwise permitted in the Plan or this Ancillary Trust Agreement) and shall require them to act by majority vote.

   SECTION 7.2. RESIGNATION, REMOVAL AND SUCCESSOR ANCILLARY TRUSTEE.

   (a) Resignation. Any person who is serving as a Co-Ancillary Trustee or as the sole person constituting the Ancillary Trustee may resign from the Ancillary Trust at any time by giving thirty (30) days advance written notice to the Employer and the Committee. Upon such resignation's becoming effective, at the request of the Employer on the Committee the person so resigning shall render to the Employer or the Committee a full account of the administration of the Ancillary Trust during the period following that covered by the last accounting, and shall perform all acts necessary to transfer and deliver the assets of the Ancillary and all information and data relating to such administration to his successor or to any remaining Co-Ancillary Trustee(s).

   (b) Removal. The Employer may remove the Ancillary Trustee or any or all Co-Ancillary Trustee(s) at any time upon written notice to the person(s) being removed. In the event of such removal, said person(s) shall be under the same duty to account and to transfer and deliver the assets of the Ancillary Trust and all information and data relating to such administration of the Ancillary Trust as provided in Section 7.2(a) in case of a resignation.

   (c) Successor. In the event of a vacancy in a Co-Ancillary Trusteeship of the Ancillary Trust, the Employer:

        (i) may designate and appoint a successor Co-Ancillary Trustee of the Ancillary Trust, in which case such successor Co-Ancillary Trustee shall have all the rights and powers herein conferred upon the Co-Ancillary Trustee he is replacing; or

        (ii) may elect not to appoint a successor Co-Ancillary Trustee and authorize the remaining Co-Ancillary Trustee(s) to discharge all of the duties and responsibilities of the Ancillary Trustee, in which event such remaining Co-Ancillary Trustee(s) shall have all the rights and powers herein conferred upon the original Ancillary Trustee.

In the event of a vacancy in the Ancillary Trusteeship of the Ancillary Trust occurring at any time because of the resignation or removal of all Co-Ancillary Trustees or otherwise, the Employer shall designate and appoint a qualified successor Ancillary Trustee. Any such successor shall have all the rights and powers herein conferred upon the original Ancillary Trustee.

   SECTION 7.3 INDEMNIFICATION OF ANCILLARY TRUSTEE. The Employer hereby indemnifies each person serving as an Ancillary Trustee, to the extent permitted by law, against any personal liability or expense resulting from his service as such, except for liability or expense incurred by reason of his own willful misconduct.

                                 ARTICLE VIII

                                 MISCELLANEOUS

   SECTION 8.1. ANCILLARY TRUSTEE COMPENSATION AND EXPENSES. The Ancillary Trustee, if and to the extent not employees of the Employer or affiliate thereof, shall be paid such reasonable compensation as shall from time to time be agreed upon by the Ancillary Trustee and the Employer. In addition, the Ancillary Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees, incurred by the Ancillary Trustee in the administration of the Ancillary Trust hereunder. Said Ancillary Trustee's compensation (if any) and other expenses of administering the Ancillary Trust hereunder shall be paid from the assets of the Ancillary Trust unless the Employer pays such fees and expenses.

   SECTION 8.2. APPOINTMENT OF CUSTODIAN. The Employer may appoint a Custodian with respect to all or any assets of the Ancillary Trust. Any Custodian's duties and responsibilities shall be as set forth in an appropriate written custodial agreement between the Employer, the Ancillary Trustee and the Custodian.

The Custodian may (but need not be) an individual or entity who is a fiduciary with respect to the Plan because of noncustodial duties and responsibilities under the Plan. If a Plan fiduciary serves as Custodian, the person's fiduciary status shall not imply or result in any fiduciary relationship or responsibility with respect to the Ancillary Trust or the Ancillary Trust assets subject to the custodial relationship, and such fiduciary's duties with respect to the Ancillary Trust shall be limited to those custodial duties provided in the Custodial Agreement.

   SECTION 8.3 TAXES. The Ancillary Trustee shall pay out of the Ancillary Trust assets all taxes imposed or levied with respect the other Ancillary trust or any part thereof, under existing or future laws, and in its discretion may contest the validity or amount of any tax, assessment, claim or demand with respect to the Ancillary Trust or any part thereof.

   SECTION 8.4. RECORDS. The Ancillary Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. All accounts, books and records relating thereto shall be open to inspection by any person or persons designated by the Committee or the Employer at any reasonable time.

   SECTION 8.5. ACCEPTANCE BY ANCILLARY TRUSTEE. The Ancillary Trustee, by joining in the execution of this Ancillary Trust Agreement, signifies its acceptance of the Ancillary Trust created hereunder.

   SECTION 8.6. AGREEMENT BINDING. This Agreement and all amendments hereafter adopted shall be binding upon the parties hereto, their successors and assigns, and upon the Participants and their Beneficiaries, heirs, executors, administrators, personal representatives and assigns.

   SECTION 8.7. GENERAL RESTRICTIONS. Neither the Ancillary Trustee nor any fiduciary with respect to the Plan shall exercise any power, make any investment, engage in any act or transaction or take any other action whatever that shall cause or result in:

        (i) the Ancillary Trust losing its status as a trust exempt from taxation under the Code;

        (ii)  the Plan losing its status as a qualified plan under the Code; or

        (iii) a transaction which is prohibited the Ancillary Trust under ERISA. IN WITNESS WHEREOF, the Employer and the Ancillary Trustee have executed this Ancillary Trust Agreement as of the day and year first above written.

                                HALTER MARINE GROUP, INC.



                                By:  /s/ KEITH L. VOIGTS
                                   ----------------------------------
                                     Vice President
                                   ----------------------------------
                                   [Signing officer's name and title]


RELIANCE TRUST COMPANY


By:  /s/ WILARD HARLOW
   ----------------------------------
     Senior Vice President
   ----------------------------------
   [Signing officer's name and title]

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


                METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA

                  METLIFE DEFINED CONTRIBUTION GROUP PROGRAM

                        401(K) PLAN ADOPTION AGREEMENT

                                      FOR

             HALTER MARINE GROUP, INC. 401(K) PROFIT SHARING PLAN








NON-STANDARDIZED 401(K)

FORM 009

NOVEMBER 29, 1994

      (C) Copyright 1994, MetLife Security Insurance Company of Louisiana
                             All rights reserved.



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METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
PART A - GENERAL INFORMATION

     A.1  EMPLOYER INFORMATION............................................   1
     A.2  ADOPTION OR AMENDMENT OF PLAN...................................   2
     A.3  PLAN YEAR.......................................................   3

PART B - ELIGIBILITY, SERVICE AND ENTRY DATES

     B.1  ELIGIBILITY.....................................................   4
     B.2  SERVICE RULES...................................................   5
     B.3  ENTRY DATES.....................................................   7

PART C - CONTRIBUTIONS

     C.1  PARTICIPANT SAVINGS CONTRIBUTIONS...............................   8
     C.2  EMPLOYER MATCHING CONTRIBUTIONS.................................  10
     C.3  EMPLOYER PROFIT SHARING CONTRIBUTIONS...........................  15
     C.4  PLAN COMPENSATION...............................................  18
     C.5  FORFEITURES.....................................................  21
     C.6  QUALIFIED MATCHING AND NON-ELECTIVE CONTRIBUTIONS...............  21
     C.7  EMPLOYER SECURITIES.............................................  22
     C.8  INVESTMENT DIRECTION............................................  22



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                                                                               i
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HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


PART D - VESTING, LOANS, WITHDRAWALS AND RETIREMENT DATES

     D.1  VESTING.........................................................  23
     D.2  LOANS...........................................................  25
     D.3  IN-SERVICE WITHDRAWALS..........................................  26
     D.4  RETIREMENT DATES................................................  30
     D.5  PLAN DISTRIBUTIONS..............................................  30

PART E - MISCELLANEOUS

     E.1  PLAN ADMINISTRATOR..............................................  32
     E.2  AMENDMENT PROCEDURES............................................  32
     E.3  ADMINISTRATIVE MATTERS..........................................  33
     E.4  TOP-HEAVY STATUS................................................  33
     E.5  PRESENT VALUE...................................................  33
     E.6  RESPONSIBILITIES OF EMPLOYER....................................  34
     E.7  TRUST AGREEMENT.................................................  34
     E.8  IRS OPINION LETTER; OTHER PLANS.................................  34

PART F - SIGNATURES

     F.1  EMPLOYER SIGNATURE..............................................  36
     F.2  ADOPTION BY RELATED EMPLOYERS...................................  36



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--------------------------------------------------------------------------------


APPENDIX A

FUNDING VEHICLES

     1.   Program Funding Vehicles                                           1
     2.   Other Funding Vehicles                                             2


APPENDIX B

ADMINISTRATIVE MATTERS

     (1)  Changes in Participants' 401(k) or After-Tax
          Savings Contributions Elections                                    3
     (2)  Discontinuance of 401(k) and/or After-Tax
          Savings Contributions                                              3
     (3)  Change of Investments                                              4
     (4)  Change in Investment of Future Contributions                       5
     (5)  Payroll Dates                                                      6
     (6)  In-Service Withdrawals                                             6
     (7)  Withdrawals by Terminated Participants                             7
     (8)  Automatic Joint And Survivor Annuity                               7
     (9)  Recordkeeping Expenses                                             8
     (10) 404(c) Compliance                                                  9
     (11) Employer Status                                                    9
     (12) Withdrawal Sequence                                                9
     (13) Prior Plan Contributions                                          10


APPENDIX C

EMPLOYER SECURITIES (ADMINISTRATIVE MATTERS)                                13


APPENDIX D

PARTICIPANT LOAN PROGRAM                                                    15



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                                                                             iii

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


By signing this Adoption Agreement, the Employer is adopting or amending a 401(k) Plan for the benefit of its eligible employees. The terms of the Employer's Plan are contained in the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM Defined Contribution Basic Plan Document and in this Adoption Agreement.

The name of this plan is the Halter Marine Group, Inc. 401(k) Profit Sharing Plan
                              (insert name)

                         PART A - GENERAL INFORMATION


A.1  EMPLOYER INFORMATION

     Name of Employer:  Halter Marine Group, Inc.

     Address:  13085 Seaway Rd.
               Gulport, MS  39505


     Type of business entity:  [ ] Sole Proprietorship  [ ] Partnership

                               [X] Corporation          [ ] S Corporation

                               [ ] Other (specify)

     Employer tax identification number:  75-2429106

     Last day of Employer's taxable year:  12/31

     Name and telephone number
     of contact person:  Leonard Morgan (601) 897-4895



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                                                                               1

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


 A.2 ADOPTION OR AMENDMENT OF PLAN

     By signing this Adoption Agreement the Employer

     [X]  adopts a new Plan.

     [ ] amends and restates the following Plan which is not an earlier METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM Adoption Agreement (insert name and effective date of prior Plan):

          -------------------------------

          -------------------------------

     [ ] amends and restates an earlier METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM Adoption Agreement for this 401(k) Plan.

     The effective date of this (Check one) [X] plan or [ ] amendment is:

     January 1, 1997 (Cannot be earlier than the first day of the Plan year in which the Employer signs this Adoption Agreement, except as provided in the following sentence).

     If this is an amendment of a plan or an amendment and restatement of an earlier METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM adoption agreement, and such amendment is adopted no later than the last day of the Plan Year beginning on or after January 1, 1994, sections marked by an asterisk (*) will be effective as of the first day of the Plan year beginning after December 31, 1992.

     NOTE: PARTICIPANT SAVINGS CONTRIBUTIONS MAY NOT BEGIN PRIOR TO THE DATE THIS PLAN IS ADOPTED.



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                                                                               2

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


 A.3 PLAN YEAR

     Plan year will mean:

     [ ] the 12-consecutive month period which coincides with the limitation year.

     [X] the 12-consecutive month period commencing on April 1, 1997 (Insert date) and each anniversary thereof.

     The limitation year is the calendar year unless another 12-month period is selected below:

     [ ]  the limitation year will be from _____________ to _____________.



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

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


                 PART B - ELIGIBILITY, SERVICE AND ENTRY DATES


 B.1 ELIGIBILITY

     Specify any service and/or age requirements for eligibility below.

     WAIVER OF REQUIREMENTS FOR NEW OR AMENDED PLAN.

     [ ]  Not Applicable.

     [X] Each employee employed on the effective date is automatically eligible to participate. Employees hired after the effective date are eligible upon satisfying any service and/or age requirements specified below.

     [ ] Each employee employed on the amendment date is automatically eligible to participate. Employees hired after the amendment date are eligible upon satisfying any service and/or age requirements specified below.

  /*/[ ] The service and/or age requirements specified below are waived in the following enrollment periods conducted during each Plan Year:

          _______________________

     SERVICE.

     An employee must fulfill the following service requirement to become a participant:

             Minimum service 0 months.  (Not more than 12 months.)

                                  _____ days.

     IF THE YEAR(S) OF SERVICE SELECTED IS OR INCLUDES A FRACTIONAL YEAR, AN EMPLOYEE WILL NOT BE REQUIRED TO COMPLETE ANY SPECIFIED NUMBER OF HOURS OF SERVICE TO RECEIVE CREDIT FOR SUCH FRACTIONAL YEAR.



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                                                                               4

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


     AGE.

     An employee must fulfill the following age requirement to become a participant:

                   Minimum age 18.  (Not greater than 21.)

     CLASS EXCLUSIONS. The following classes of employees are not eligible to participate (this may include employees of a related employer):

     N/A
     ---------------------------

     ---------------------------

 B.2 SERVICE RULES

     (a)  Select one of the methods of measuring service below.

     [X] ELAPSED TIME METHOD. An employee's service will be determined using the elapsed time method.

     [ ] HOURS OF SERVICE METHOD. An employee's service will be determined by counting hours of service.

          The employee must complete _____ hours of service during a computation period to be credited with a year of service. (Insert number; cannot exceed 1,000.)

          Hours of Service. An employee is credited with his actual hours of service. However, if the Employer checks one of the following boxes, an employee is credited with the number of hours specified:

          [ ]  10 hours per day
          [ ]  45 hours per week
          [ ]  95 hours per half month
          [ ]  190 hours per month



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                                                                               5

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


     (b)  COMPUTATION PERIODS.

          For eligibility and vesting purposes, computation periods are used to measure an employee's years of service.

          [ ]  If checked, these rules apply:

               (i) For eligibility purposes, an employee's computation periods are his first employment year, the first plan year beginning within his first employment year, and subsequent plan years.

               (ii) For all other purposes, an employee's computation periods are plan years.

          [ ] If checked, computation periods are an employee's employment years.

     (c)  PREDECESSOR EMPLOYERS.

          Service with predecessor employers will only be treated as service with the Employer if such predecessor employers are listed below:

          Trinity Marine Group

     (d)  RELATED EMPLOYERS.

          Years of service with the entities related to the employer in the manner described in Code (S) 414(b), (c), (m), or (o) shall include years before such entities were so related only if such entities are listed below:

          N/A
          ---------------------------

          ------------------------



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                                                                               6

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


B.3  ENTRY DATES

     [X] If checked, the effective or amendment date of the Plan is also an entry date.

     Indicate the plan's entry dates:

     [ ]  MONTHLY ENTRY DATES.  The first day of each month is an entry date.

     [X] QUARTERLY ENTRY DATES. The first day of each of the first, fourth, seventh and tenth months of the plan year is an entry date.

     [ ] SEMI-ANNUAL ENTRY DATES. The first day of each of the first and seventh months of the plan year is an entry date.

     ENTRY DATE FOR SAVINGS CONTRIBUTIONS.

     An employee may elect to start making savings contributions on any entry date on or after the date he satisfies any minimum age and service requirements.

     ENTRY DATE FOR EMPLOYER PROFIT SHARING CONTRIBUTIONS.

     Each employee will become a participant for purposes of any Employer profit sharing contributions on the entry date when he first satisfies any minimum age and service requirements.

     OPTION FOR INITIAL ENTRY.

     [ ] If checked, the requirement that an employee must wait until the entry date after his completion of any age or service requirements is waived for initial entry. Therefore,

          . Savings Contributions. An employee may elect to start making savings contributions on the date he satisfies any minimum age and service requirements, or on any subsequent entry date.

          . Employer Profit Sharing Contributions. An employee will become a participant on the date he satisfies any minimum age and service requirements.



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                                                                               7
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HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


                            PART C - CONTRIBUTIONS

C.1  PARTICIPANT SAVINGS CONTRIBUTIONS

     TYPES OF PARTICIPANT SAVINGS CONTRIBUTIONS; MINIMUM CONTRIBUTIONS.

     [ ]  Not Applicable.

     Eligible employees may make savings contributions as follows:
     (IN NO EVENT MAY THE MINIMUM CONTRIBUTION EXCEED 3% OF PLAN COMPENSATION.)

     [X] 401(k) savings contributions with a minimum contribution of 2 % of plan compensation.

     [ ]  After-tax savings contributions with a minimum contribution of
               ____ % of plan compensation.

     [ ] 401(k) savings contributions and after-tax savings contributions, at the election of the participant, with an overall minimum contribution not to exceed ____ % of plan compensation.

     OPTIONAL PARTICIPANT SAVINGS CONTRIBUTIONS FROM BONUS PAYMENTS.

  /*/A participant may also make [X] 401(k) savings contributions and/or [ ] after-tax savings contributions from a bonus payment, subject to the following limits:

          [ ]  Not Applicable.

          [ ]  A flat dollar amount not to exceed $ _____;

          [X]  A percentage of the bonus amount not to exceed  15 %.

          [ ] The lesser of $ _____ or _____ % of the participant's bonus amount.

          [ ] The greater of $ _____ or _____ % of the participant's bonus amount.



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--------------------------------------------------------------------------------


     LIMITATIONS ON AMOUNT OF PARTICIPANT SAVINGS CONTRIBUTIONS.
     Except as otherwise required by applicable law, an employee's savings contributions in a Plan year will be limited to the following percentages of the employee's Plan Compensation for the year:

     [ ]  Not Applicable.

     [X]  401(k) savings contributions: 15 % of Plan Compensation.

  /*/[ ]  After-tax savings contributions: _____ % of Plan Compensation.

  /*/[ ] Overall limit on 401(k) and after-tax savings contributions: _____ % of Plan Compensation.

     OPTION TO SUBSTITUTE AFTER-TAX CONTRIBUTIONS FOR 401(K) CONTRIBUTIONS.

     [ ] /*/If checked, any participant whose 401(k) savings contributions are suspended by the $ 7,000 (as adjusted) limit may elect to substitute after-tax savings contributions for 401(k) savings contributions for the remainder of the plan year. (This box may only be checked if the plan permits both 401(k) savings contributions and after-tax savings contributions).



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                                                                               9
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HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


C.2  EMPLOYER MATCHING CONTRIBUTIONS

     [ ]  Not Applicable.

     [X] The Employer will make matching contributions in accordance with the following provisions.

     AMOUNT.

     Check and complete one of the following:

     [ ] MATCHING CONTRIBUTION FORMULA. The Employer will make a matching contribution equal to ____ cents for each one dollar of a participant's matchable savings contributions. However, the Employer will not make matching contributions on a participant's savings contributions above ___% of the participant's plan compensation to a maximum of $ _____.

     [ ] The Employer will make a matching contribution equal to the following formula, specified in the blanks below.

               Matching Contribution               For each one dollar
             (insert desired amount of              of a Participant's
               Employer's matching                 Savings Contributions
                 contribution)                            up to
             -------------------------             ---------------------


             =========================c            =====================%

             =========================c            =====================%

             =========================             =====================%

             =========================c            =====================%

             =========================c            =====================%



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

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


     [ ] The Employer will make a matching contribution equal to the following formula specified in the blanks below:

          Matching Contribution for each            For a Participant's
          one dollar of the Participant's           [ ] Plan Compensation
          matchable savings contributions               equal to
          (insert desired amount of                 [ ] Contribution
          Employer's matching contribution)             equal to
          ---------------------------------   --------------------

          ============================c       $===================

          ============================c       $===================

          ============================c       $===================

          ============================c       $===================

          ============================c       $===================

     DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTIONS.

     [ ] If checked, in any Plan year, the Employer in its discretion may make a supplemental matching contribution in addition to the matching amount elected ABOVE.

     [X] /*/DISCRETIONARY MATCHING CONTRIBUTION. The Employer may make matching contributions in an amount determined each Plan year on behalf of each participant who makes matchable savings contributions. Discretionary matching contributions will be allocated in accordance with any one of the methods specified in the Plan.



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HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


     MATCHABLE SAVINGS.

     The Employer will make a matching contribution on the following participant savings contributions: (Check one or both)

     [X]  401(k) savings contributions.

     [ ]  After-tax savings contributions.

     /*/For purposes of determining matchable savings contributions, 401(k) savings contributions and/or after-tax savings contributions shall include all such contributions from whatever source collected, except the following:

     [ ] 401(k) savings contributions and/or after-tax savings contributions derived from payroll deductions.

     [ ] 401(k) savings contributions and/or after-tax savings contributions derived from bonus payments.

     [ ] 401(k) savings contributions derived from other arrangements, including cafeteria plans.

     /*/REGULAR MATCHING CONTRIBUTION PERIODS. With respect to matching contributions determined under a Matching Contribution formula or that are Discretionary Matching Contributions, the Employer will make such a matching contribution for each matching period. The matching period will be the following:

     [ ]  Plan Year.          [ ]   Quarterly.
     [ ]  Pay Period.         [ ]   Semi-annually.
     [X]  Monthly.

     DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIODS. The Employer will make a discretionary supplementary matching contribution for each matching period. The matching period will be the following:

     [X]  Plan Year.          [ ]   Quarterly.
     [ ]  Pay Period.         [ ]   Semi-annually.
     [ ]  Monthly.



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--------------------------------------------------------------------------------


     /*/OPTIONAL EMPLOYMENT REQUIREMENT. A participant must satisfy the following requirements as of the end of each matching period in order to be eligible to receive matching contributions that are determined under a Matching Contribution formula or that are Discretionary Matching
     Contributions:

     [ ] A participant must be employed by the Employer on the last day of the regular matching contribution period to share in the allocation of Employer matching contributions for such period.

     [ ] A participant must have completed at least ______ hours of service (cannot exceed 1,000) during the Plan year to share in the allocation of matching contributions for the Plan year. (CAN ONLY BE ELECTED IF THE REGULAR MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

     [ ] A participant must be employed by the Employer on the last day of the Plan year and must have completed at least ______ hours of service (cannot exceed 1,000) to share in the allocation of matching contributions for the Plan year. (CAN ONLY BE ELECTED IF THE REGULAR MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

     EXCEPTION. A PARTICIPANT WHOSE EMPLOYMENT WITH THE EMPLOYER ENDS BECAUSE OF HIS RETIREMENT, DISABILITY, OR DEATH DURING THE REGULAR MATCHING CONTRIBUTION PERIOD IS NOT REQUIRED TO FULFILL THE FOREGOING EMPLOYMENT REQUIREMENT TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS FOR THE REGULAR MATCHING CONTRIBUTION PERIOD.

     [X] A participant who was employed at any point during the regular matching contribution period is entitled to share in the allocation of matching contributions for the regular matching contribution period.



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

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--------------------------------------------------------------------------------


     OPTIONAL EMPLOYMENT REQUIREMENT FOR DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTIONS.

     [X] A participant must be employed by the Employer on the last day of the discretionary supplementary matching contribution period to share in the allocation of discretionary supplementary matching contributions for such period.

     [ ] A participant must have completed at least ________ hours of service (cannot exceed 1,000) during the Plan year to share in the allocation of discretionary supplementary matching contributions for the Plan year. (CAN ONLY BE ELECTED IF THE DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

     [ ] A participant must be employed by the Employer on the last day of the Plan year and must have completed at least _________ hours of service (cannot exceed 1,000) to share in the allocation of discretionary supplementary matching contributions for the Plan year. (CAN ONLY BE ELECTED IF THE DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

     EXCEPTION. A PARTICIPANT WHOSE EMPLOYMENT WITH THE EMPLOYER ENDS BECAUSE OF HIS RETIREMENT, DISABILITY, OR DEATH DURING THE DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIOD IS NOT REQUIRED TO FULFILL THE FOREGOING EMPLOYMENT REQUIREMENT TO SHARE IN THE ALLOCATION OF DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTIONS FOR THE DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIOD.

     [ ] A participant who was employed at any point during a discretionary supplementary matching contribution period is entitled to share in the allocation of discretionary supplementary matching contributions for the discretionary supplementary matching contribution period.



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C.3  EMPLOYER PROFIT SHARING CONTRIBUTIONS

     CONTRIBUTION

     [X]  Not Applicable.

     [ ] For each plan year the employer will contribute an amount (if any) the employer determines either in its discretion or by a specific formula as elected by filling out the boxes below. Such employer contributions are called profit-sharing contributions even though the employer is not required to have current profits or accumulated earnings to make such a contribution.

          [ ] DISCRETIONARY CONTRIBUTION FORMULA. For each plan year the employer will contribute such amount (if any) as the employer determines in its discretion.

          [ ] PERCENTAGE CONTRIBUTION FORMULA. For each plan year the employer will contribute _____% of a participant's plan compensation.

          [ ] /*/UNIT CONTRIBUTION FORMULA. For each plan year, the employer will contribute and allocate $ _____ per (Check applicable box) [ ] hour, [ ] week, or [ ] month for each eligible employee.

          [ ] /*/MINIMUM CONTRIBUTION FORMULA. If the employer makes a profit-sharing contribution for the plan year, the employer will contribute and allocate: (Check one) [ ] a minimum flat dollar amount of $ _____; or [ ] a minimum percentage of _____ % of each participant's plan compensation for each participant who is entitled to share in the allocation of profit sharing contributions for such plan year.


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     CONTRIBUTION PERIOD.  The Employer will make a profit-sharing contribution for each contribution period. The contribution period will be the following:

     [ ]  Plan Year.

     [ ]  Pay Period.

     [ ]  Monthly.

     [ ]  Quarterly.

     [ ]  Semi-annually.

     ALLOCATION

     Employer profit sharing contributions will be allocated in accordance with the box checked below.

     [ ] NON-INTEGRATED ALLOCATION FORMULA. Employer profit sharing contributions for a plan year are allocated under the non-integrated formula described in the plan document.

     [ ] INTEGRATED ALLOCATION FORMULA. Employer profit sharing contributions for a plan year are allocated under the integrated formula described in the plan document.



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     EMPLOYMENT REQUIREMENT FOR AN ALLOCATION.

     [ ]  Not Applicable.

     [ ] A participant who was employed at any point during the contribution period is entitled to share in the allocation of profit sharing contributions for such period.

          (Check one or both of the following)

     [ ] A participant must be employed by the Employer on the last day of the contribution period to share in the allocation of profit sharing contributions for such period.

     [ ] A participant must have completed _____ hours of service (cannot exceed 1,000) with the employer during the plan year to share in the allocation of profit sharing contributions for such plan year. (Can only be elected if the contribution period is the Plan year).

     EXCEPTION. A PARTICIPANT WHOSE EMPLOYMENT WITH THE EMPLOYER ENDS BECAUSE OF HIS RETIREMENT, DISABILITY OR DEATH DURING THE PLAN YEAR IS NOT REQUIRED TO FULFILL THE FOREGOING EMPLOYMENT REQUIREMENT TO SHARE IN THE ALLOCATION OF PROFIT SHARING CONTRIBUTIONS FOR SUCH PLAN YEAR.



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C.4   PLAN COMPENSATION

     (a) IN GENERAL. For all purposes, a participant's plan compensation means all amounts included in the definition of compensation checked below, which are paid to him by the employer, except as modified in (b), (c) and/or (d). However, plan compensation may not exceed $200,000, as adjusted for cost-of-living increases (for Plan Years beginning after December 31, 1988 and before January 1, 1994) or $150,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code (for Plan Years beginning after December 31, 1993).

          [X]  Wages, Tips and Other Compensation as reported on Form W-2.

          [ ]  Compensation will mean 3401(a) wages.

          [ ]  Compensation will mean 415 safe harbor compensation.

          PARTICIPANT STATUS. Unless checked below, plan compensation shall be limited to the period in which an employee is eligible to participate in the plan.

          [ ] For purposes of determining a participant's allocation of the employer profit sharing contribution for the plan year, plan compensation shall be considered whether or not an employee is eligible to participate.

          [ ] For purposes of applying the ACP/ADP tests, plan compensation shall be considered whether or not an employee is eligible to participate.

          DETERMINATION PERIOD. Unless checked below, plan compensation shall be based on compensation paid to the participant during the plan year.

          [ ] Plan compensation shall be based on compensation which is actually paid to the participant during the calendar year ending with or within the plan year.

          FOR EMPLOYEES WHOSE DATE OF HIRE IS LESS THAN 12 MONTHS BEFORE THE END OF THE 12-MONTH PERIOD DESIGNATED, PLAN COMPENSATION WILL BE DETERMINED OVER THE PLAN YEAR.

     (b) EXCLUSIONS. If checked below, a participant's plan compensation excludes the



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          following checked items:

          NOTE: THE EXCLUSION OF BONUSES, COMMISSIONS, OVERTIME AND/OR OTHER ITEMS MAY NOT BE PERMITTED IF SUCH EXCLUSION(S) WOULD RESULT IN USING BY MORE THAN A DE MINIMIS AMOUNT A HIGHER PERCENTAGE OF TOTAL COMPENSATION FOR HIGHLY COMPENSATED EMPLOYEES THAN FOR NON-HIGHLY COMPENSATED EMPLOYEES. ALSO, DO NOT EXCLUDE ANY ITEMS (OTHER THAN A DOLLAR CAP WHICH IS ABOVE THE SOCIAL SECURITY WAGE BASE IN EFFECT FOR THAT YEAR) IF YOU ELECTED PROFIT SHARING CONTRIBUTIONS WITH AN INTEGRATED ALLOCATION FORMULA.

          [ ]   bonuses

          [ ]   commissions

          [ ]   overtime

          [ ] compensation in excess of $___________ for any plan year (INSERT DESIRED AMOUNT; CANNOT EXCEED $150,000 AS ADJUSTED FOR COST-OF-LIVING INCREASES.)

          [ ]   other items (specify): ________________________


     (c) ELECTIVE DEFERRALS. Except for purposes of determining the amount of a participant's savings contributions and their related employer matching contributions, plan compensation

          [X]  shall include

          [ ]  shall NOT include

          employer contributions made pursuant to a salary reduction agreement or other arrangement which are not includible in gross income of the employee under Code sections 125, 402(e)(3), 402(h) or 403(b).



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     (d)  SAFE HARBOR EXCLUSIONS

          [X] Compensation will be reduced by the following items (whether or not includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, and, except for amounts included under (c) above, deferred compensation and welfare benefits.

          [ ] Compensation will NOT be reduced by the following items (whether or not includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits.

     NOTE: THE EXCLUSION OF THE ITEMS IN (D) DESCRIBED ABOVE AUTOMATICALLY SATISFIES THE NONDISCRIMINATORY DEFINITION OF COMPENSATION REQUIREMENT WITHOUT FURTHER TESTING. IF YOU WANT TO AVOID THE NEED FOR TESTING THE DEFINITION OF COMPENSATION FOR DISCRIMINATION, YOU MUST CHECK ONE OF THE DEFINITIONS IN (A), MAKE ONE OF THE SELECTIONS IN (C) AND ONE OF THE SELECTIONS IN (D). DO NOT SELECT (B) IF YOU DO NOT WANT TO TEST YOUR DEFINITION OF COMPENSATION FOR DISCRIMINATION!



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C.5  FORFEITURES

     Indicate the method for disposing of forfeitures.

     [ ]  Not Applicable.

     [ ] /*/EXPENSE REDUCTION. If checked, any forfeitures arising during a plan year will first be applied to reduce administrative expenses properly payable by the plan and will then be applied in accordance with the election made below.

     [X] CONTRIBUTION REDUCTION. Any forfeitures occurring during a plan year will be used first to reduce the amount the employer must contribute for the matching contribution. Any remaining forfeitures will be allocated as an additional employer profit sharing contribution, if the employer elected such contributions in C.3 above. If the employer did not elect profit sharing contributions, any remaining forfeitures will be allocated as a non-integrated profit sharing contribution.

     [ ] REALLOCATION. Any forfeitures occurring during a plan year will be allocated as an additional employer profit sharing contribution, if the employer elected such contributions in C.3 above. If the employer did not elect profit sharing contributions, any forfeitures occurring during a plan year will be allocated as a non-integrated profit sharing contribution.

C.6  QUALIFIED MATCHING AND NON-ELECTIVE CONTRIBUTIONS

     Qualified Matching Contributions will be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages to the lower paid group to the extent needed to satisfy the ADP test. Qualified Non-elective Contributions will be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages to the lower paid group to the extent needed to satisfy the ADP test and/or will be taken into account as employer matching contributions for purposes of calculating the Actual Contribution Percentages to the lower paid group to the extent needed to satisfy the ACP test.



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C.7  EMPLOYER SECURITIES.

     [ ]  Not Applicable.

     [X] The employer will permit investment in qualifying employer securities up to 100% of Plan assets.

/*/ C.8   INVESTMENT DIRECTION

          Unless checked below, participants will exercise investment direction over 100% of the assets in all of the accounts under the plan.

     [ ] The employer will exercise investment direction over the following accounts: (INDICATE PERCENTAGE AND ACCOUNT)

          -----------------------------

          -----------------------------



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           PART D - VESTING, LOANS, WITHDRAWALS AND RETIREMENT DATES

D.1  VESTING

     100% VESTING IN SAVINGS CONTRIBUTIONS.

     Participants are 100% vested at all times in their savings contributions account (401(k) savings contributions and/or after-tax savings contributions).

     VESTING IN EMPLOYER MATCHING CONTRIBUTIONS.

     Participants are vested in employer matching contributions (if any) on their behalf in accordance with Option 3 below.

     (INSERT 1, 2, OR 3; IF LEFT BLANK, OPTION 1 - FULL VESTING WILL APPLY).

     VESTING IN EMPLOYER PROFIT SHARING CONTRIBUTIONS.

     Participants are vested in employer profit sharing contributions (if any) on their behalf in accordance with Option ___ below.

     (INSERT 1, 2, OR 3; IF LEFT BLANK, OPTION 1 - FULL VESTING WILL APPLY).

     If different vesting options are chosen for Employer matching contributions and Employer profit sharing contributions, then one of the options must be Option 1.



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     VESTING OPTIONS.

     The following vesting options are available:

          OPTION 1 - FULL VESTING.  Participants are 100% vested at all times.

          OPTION 2 - CLIFF VESTING. Participants are 100% vested after completing ___ years of service (Insert number; cannot be greater than 5). For top-heavy plan years, 3 year cliff vesting applies if more favorable than the elected schedule.

          OPTION 3 - GRADED VESTING. Participants are vested in accordance with the following vesting schedule. (A participant's vested percentage is the percentage in column (2) or the percentage in column (3), whichever is greater. Spaces left blank are treated as zeros). For top-heavy plan years, the schedule in column (3), accelerated by one year, applies if more favorable than the elected schedule.

                         (1)          (2)          (3)
                                                Minimum
                       Years        Vested      Required
                     of Service    Percentage   Percentage
                     -----------   ----------   ----------
                    Less than 1            0            0%

                    At least 1            25            0%

                    At least 2            50            0%

                    At least 3            75           20%

                    At least 4           100           40%

                    At least 5           ---           60%

                    At least 6           ---           80%

                    At least 7           100%         100%



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     YEARS OF SERVICE EXCLUDED IN DETERMINING VESTED PERCENTAGES.

     [X]  Not Applicable.

     (CHECK ONE, BOTH, OR NONE.)

     [ ] Years completed before the effective date of this plan (or a predecessor plan).

     [ ] Years completed before the participant's ____ birthday (insert birthday not greater than 18th).

D.2   LOANS

     [ ]  Loans to participants from the plan are NOT permitted.

     [X]  Loans to participants from the plan are permitted.

  /*/[X] Employees who have made rollover contributions to the Plan but have not yet satisfied the Plan's eligibility requirements may take loans from their rollover contributions accounts.

     [ ] Employees who have made rollover contributions to the Plan but have not yet satisfied the Plan's eligibility requirements may not take loans from their rollover contributions accounts.



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D.3  IN-SERVICE WITHDRAWALS

     The following provisions will govern the availability of in-service withdrawals from a participant's accounts. See Article 12 of the plan document for additional details, including definitions and limitations.

     (a)  401(K) SAVINGS CONTRIBUTIONS.

          [ ] /*/A participant may NOT make in-service withdrawals of 401(k) savings contributions.

          [X] A participant may make an in-service withdrawal of 401(k) savings contributions for a financial hardship. ANY SUCH WITHDRAWAL IS SUBJECT TO A 12-MONTH SUSPENSION OF 401(K) CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS (IF APPLICABLE).

               [X] The suspension of 401(k) savings contributions and after-tax savings contributions will NOT apply to withdrawals made after a participant attains age 59 1/2.

               [ ] The suspension of 401(k) savings contributions and after-tax savings contributions applies to withdrawals made after a participant attains age 59 1/2.



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     (b)  AFTER-TAX SAVINGS CONTRIBUTIONS.

          [ ] /*/A participant may NOT make withdrawals from after-tax savings contributions.

          [ ] A participant may make withdrawals from after-tax savings contributions for any reason.

               [ ] If checked, a participant who makes withdrawals of after-tax savings contributions may not make 401(k) savings contributions and after-tax savings contributions for a period of ______ months (insert number, cannot exceed 12).

                    /*/[ ] The suspension of 401(k) savings contributions and after-tax savings contributions will NOT apply to withdrawals made after a participant attains age 59 1/2.

                    /*/[ ] The suspension of 401(k) savings contributions and after-tax savings contributions applies to withdrawals made after a participant attains age 59 1/2.



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     (c)  EMPLOYER MATCHING CONTRIBUTIONS.

          [X] A participant may NOT make withdrawals from employer matching contributions.

          [ ] A participant may make withdrawals from employer matching contributions for a FINANCIAL HARDSHIP ONLY.

          [ ] A participant may make withdrawals from employer matching contributions for ANY REASON.

          [ ] A participant who makes withdrawals from employer matching contributions may not make 401(k) savings contributions and after-tax savings contributions for a period of ______ months (insert number, cannot exceed 12).

               /*/[ ] The suspension of 401(k) savings contributions and after-tax savings contributions will not apply to withdrawals made after a participant attains age 59 1/2.

               /*/[ ] The suspension of 401(k) savings contributions and after-tax savings contributions applies to withdrawals made after a participant attains age 59 1/2.

     (d) EMPLOYER PROFIT SHARING CONTRIBUTIONS.

          [ ] A participant may NOT make withdrawals from employer profit sharing contributions.

          [ ] A participant may make withdrawals from employer profit sharing contributions for FINANCIAL HARDSHIP only.

          [ ] A participant may make withdrawals from employer profit sharing contributions for ANY REASON.



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     (e)  ROLLOVER CONTRIBUTIONS.

          [ ] /*/A participant may NOT make withdrawals from rollover contributions.

          [X] /*/A participant may make withdrawals from rollover contributions for any reason.

               /*/[X] Employees who have made rollover contributions to the Plan but have not yet satisfied the Plan's eligibility requirements may make withdrawals from their rollover contributions accounts.

               /*/[ ] Employees who have made rollover contributions to the Plan but have not yet satisfied the Plan's eligibility requirements may NOT make withdrawals from their rollover contributions accounts.

     (f) WITHDRAWALS ON AND AFTER AGE 59 1/2 FOR ANY REASON.

          /*/[X] Withdrawals will continue only for the same reasons as indicated in subsections (a), (b), (c), (d), or (e).

             [ ] Notwithstanding subsections (a) [ ], (b) [ ], (c) [ ], (d) [ ], and/or (e) [ ], upon attaining age 59 1/2, participants may make withdrawals from their accounts FOR ANY REASON (up to the vested percentage of each such account).



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D.4  RETIREMENT DATES

     NORMAL RETIREMENT.

     A participant will be fully vested and may retire upon reaching age 65 (CANNOT EXCEED 65).

     DISABILITY RETIREMENT.

     A participant will be fully vested and may retire before normal retirement upon becoming disabled.

     EARLY RETIREMENT.

     [ ]  Not Allowed.

     [X] A participant will be fully vested and may retire prior to normal retirement upon reaching age 55 or, if later, completing 4 years of service.

D.5  PLAN DISTRIBUTIONS

     /*/CASH-OUT OF ACCOUNT BALANCE. If a Participant's total account balance does not exceed $3,500, then upon termination of employment, retirement following normal or early retirement date, or the occurrence of a disability retirement, the Employer

     [X] Will distribute the Participant's account balance as soon as practicable in the form of a single sum.

     [ ] Will delay distribution of the Participant's account balance until the Participant requests (or is required to begin to receive) a distribution under the Plan.



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--------------------------------------------------------------------------------

     /*/CONDITIONS ON DISTRIBUTIONS PAYABLE TO HIGHLY COMPENSATED EMPLOYEES.

     [X]  No Restriction.

     [ ] No distribution in the form of a single sum may be made following termination of employment prior to early or normal retirement date with respect to a participant who is or was a highly compensated employee, unless such participant executes a covenant not to compete in a form acceptable to the employer. This box may not be checked unless this plan is newly adopted or, if an amended plan, the distribution of account balances in the form of a single sum upon termination of employment before normal or early retirement age was not permitted.

     WITHDRAWALS TO TERMINATING PARTICIPANTS.

     [X]  Not Allowed.

     [ ] Any participant who has terminated employment with the employer and has not attained the plan's Required Beginning Date may make withdrawals of all or any portion of his vested account balance.

     /*/DISTRIBUTIONS TO MISSING PERSONS. If the Plan Administrator is unable to locate any person to whom an account balance under this plan is required to be distributed under the plan or by law, the plan administrator shall dispose of such person's account balance as follows:

     [ ] The plan administrator shall deposit such person's vested account balance into a federally-insured interest-bearing bank account for the benefit of such person.

     [X] Such person's account balance shall be forfeited in accordance with Section C.5 Forfeitures of this adoption agreement, subject to reinstatement if such person files a claim for benefits, the plan is required to commence distribution to such person pursuant to Section 401(a)(9) of the Code or upon the termination of the plan.



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                            PART E - MISCELLANEOUS


E.1  PLAN ADMINISTRATOR

     The employer is the legal plan administrator under ERISA. Specify one or more officers, partners or employees of the employer to perform the functions of the plan administrator.

     John Dane, President & CEO                John Dane
     -----------------------------------------------------------------------
     Name                                      Signature

     Vincent Almerico, Senior Vice President   Vincent Almerico
     -----------------------------------------------------------------------
     Name                                      Signature

     Keith Voigts, Sr. Vice President,
     Corp. Finance                             Keith Voigts
     -----------------------------------------------------------------------
     Name                                      Signature

     Cliff Cooley, Director of Human Resources Cliff Cooley
     -----------------------------------------------------------------------
     Name                                      Signature

     Leonard Morgan, Manager of EE Benefits    Leonard Morgan
     -----------------------------------------------------------------------
     Name                                      Signature


     Each person selected should submit a specimen signature above (add additional specimen signatures, if necessary). Any such appointment may be changed by written notice.



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E.2  AMENDMENT PROCEDURES

     Unless otherwise provided below, the Employer may amend this Plan by having a person authorized by its Board of Directors complete a new adoption agreement following formal action of the Board of Directors. If another method of amending the plan is desired, please complete the following:

     1. The following person(s) is (are) authorized to amend the Plan: see section E.1 above

        ______________________

     2. The Plan may be amended in accordance with the following procedure:

        At least 3 members of the Benefits committee must approve.

        ______________________

E.3  ADMINISTRATIVE MATTERS

     The plan administrator may establish rules governing such matters as the timing and frequency of changes in participants' 401(k) savings contributions or after-tax savings contributions elections, changes in participants' investment elections, loans or in-service withdrawals by participants, and the like, by so specifying in an appendix to this adoption agreement.



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E.4  TOP-HEAVY STATUS

     Unless one of the optional top-heavy testing rules is elected below, the top-heavy tests are applied each year to determine whether the plan is top-heavy. If the plan is top-heavy, the requirements for top-heavy plans apply for that year (SEE ARTICLE 14 OF THE PLAN DOCUMENT), and there may be a requirement for minimum contributions on behalf of certain participants in addition to employer matching and/or profit sharing contributions. If the plan is not top-heavy for a plan year, the requirements do not apply for that year.

     [ ] ASSUMED TOP-HEAVY. If checked, the plan is treated as if it is always top-heavy and the requirements for top-heavy plans apply each plan year.

     [X] ONCE TOP-HEAVY, ALWAYS TOP-HEAVY. If checked, the top-heavy tests are applied to determine whether the plan is top-heavy for a plan year.
          If the plan is not top-heavy, the requirements for top-heavy plans do not apply. If the plan is top-heavy, the requirements for top-heavy plans apply for that year and for all subsequent plan years whether or not the plan is actually top-heavy under the top-heavy tests; no further testing is needed.

E.5  PRESENT VALUE

     For purposes of establishing present value to compute the TOP HEAVY RATIO, any benefit shall be discounted only for mortality and interest under the value set forth in Section 14.2(h) of the plan unless based on the following:

     Interest Rate: ________________________%

     Mortality Table:    ________________________



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E.6  RESPONSIBILITIES OF EMPLOYER

     THE EMPLOYER UNDERSTANDS AND AGREES THAT, BY ESTABLISHING THIS PLAN, IT IS THE "PLAN ADMINISTRATOR" AND IT WILL BE ASSUMING CERTAIN DUTIES AND RESPONSIBILITIES UNDER TAX AND OTHER LAWS AS EMPLOYER MAINTAINING THE PLAN AND AS PLAN ADMINISTRATOR FOR WHICH NEITHER THE TRUSTEE NOR THE SPONSOR WILL BE RESPONSIBLE.

     THE EMPLOYER WARRANTS THAT IT HAS OBTAINED LEGAL AND TAX ADVICE TO THE EXTENT THE EMPLOYER DEEMS NECESSARY BEFORE SIGNING THIS ADOPTION AGREEMENT.

E.7  TRUST AGREEMENT

     By signing this adoption agreement, the employer establishes a trust to carry out the purposes of the plan. The terms of the trust, which is to be signed separately, are contained in the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM trust agreement which is incorporated by reference into this adoption agreement.

E.8  IRS OPINION LETTER; OTHER PLANS

     THE EMPLOYER MAY NOT RELY ON THE OPINION LETTER ISSUED BY THE NATIONAL OFFICE TO SHOW THAT THIS NON-STANDARDIZED PROTOTYPE PLAN IS QUALIFIED UNDER CODE SECTION 401. TO OBTAIN ASSURANCE OF PLAN QUALIFICATION, THE EMPLOYER MUST FILE AN APPLICATION WITH THE APPROPRIATE IRS KEY DISTRICT FOR A DETERMINATION THAT THIS PLAN IS QUALIFIED.

     If the employer adopts or maintains any other plan including a welfare benefit fund, as defined in Code Section 419(e) which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419(d)(3) or an individual medical account, as defined in Code Section 415(e)(2) under which amounts are treated as annual additions with respect to any participant in this plan, the interaction of the plans may require special provisions to coordinate limits on contributions and benefits and top-heavy minimum contributions and benefits.



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     A.   If the participant is covered under another qualified defined contribution plan maintained by the employer, other than a master or prototype plan, provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion.

          [X] the provisions of section 13.3 through 13.6 of Article 13 will apply as if the other plan were a master or prototype plan.

          [ ]  Other (specify):

          -----------------------------

          -----------------------------

          -----------------------------

     B. If the participant is or has ever been a participant in a defined benefit plan maintained by the employer, provide the method you will use to satisfy Code Section 415(e). Such language must preclude employer discretion.

          -----------------------------

          -----------------------------


THIS ADOPTION AGREEMENT MAY BE USED ONLY IN CONJUNCTION WITH BASIC PLAN DOCUMENT NO. 01.



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METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
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                              PART F - SIGNATURES

F.1  EMPLOYER SIGNATURE

     Name of employer Halter Marine Group, Inc.

     Signed Leonard Morgan
            ---------------------------

     Print name and title Leonard Morgan, Manager of EE Benefits

     Date _______________________

F.2  ADOPTION BY RELATED EMPLOYERS

     A requirement for continuing IRS qualification of this plan is that all employees of employers related to the employer must be eligible for participation unless such employees are excluded as a class under Section
     B.1 of this adoption agreement. For this purpose, employers are considered related if they are part of a controlled group (within the meaning of Code
     Section 414(b) or (c)) or affiliated service group (within the meaning of Code Section 414(m)) with the employer, or are aggregated with the employer in accordance with regulations under Code Section 414(o).

     By signing the adoption agreement, the employer represents that all such related employers listed below have adopted the plan (add additional signature pages if necessary). If other employers become related employers, the employer understands that they must also adopt the plan, unless the plan is amended specifically to exclude employees of such employers.

     The following employer adopts the plan:

     Name of related employer ____________________________________________

     Employer identification number ______________________________________

     Signed ______________________________________________________________

     Print name and title ________________________________________________

     Date ________________________________________________________________



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The identifying number for the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA
Defined Contribution Basic Plan document is 01 and for this adoption agreement is 009. The sponsor of the prototype plan is METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA, 72 EAGLE ROCK AVENUE, EAST HANOVER, NEW JERSEY 10010, (201) 515-1579. The sponsor will notify you if the sponsor amends or discontinues this prototype plan.

THE EMPLOYER SHOULD INSURE THAT THIS ADOPTION AGREEMENT HAS BEEN FILLED OUT COMPLETELY AND PROPERLY. FAILURE TO DO SO MAY RESULT IN PLAN DISQUALIFICATION.



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METLIFE DEFINED CONTRIBUTION GROUP
                                                                               1
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                                  APPENDIX A

                               FUNDING VEHICLES

1.   PROGRAM FUNDING VEHICLES

     A.  METLIFE FUNDING OPTIONS

         [ ] Guaranteed Fixed Income Account

         [X] MetLife Guaranteed Fixed Income Account

         [ ] MetLife Real Estate Account

         [ ] MetLife Stock Market Index Guarantee Account

     B.  MUTUAL FUNDS SOLD THROUGH METLIFE SECURITIES, INC.

         [X] SSR Equity Income Fund

     C.  SELF DIRECTED BROKERAGE ACCOUNT (SDA)

         [ ] SDA


2.   OUTSIDE FUNDING VEHICLES

     [X] Company Stock Fund (Complete Appendix C)

     [X] LOOMIS SAYLES SMALL CAP FUND

     [X] FOUNDERS BALANCED FUND

     [X] OAKMARK FUND

     [X] WARBURG PINCUS INTERNATIONAL EQUITY FUND



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METLIFE DEFINED CONTRIBUTION GROUP
                                                                               1
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HALTER MARINE GROUP, INC.
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                                  APPENDIX B

                            ADMINISTRATIVE MATTERS


(1)  CHANGES IN PARTICIPANTS' 401(K) OR AFTER-TAX SAVINGS CONTRIBUTIONS
     ELECTIONS

     Subject to the Plan's limitations and restrictions on the amount of 401(k) and/or after-tax savings contributions by a Participant, a Participant may commence, increase, decrease or resume after a discontinuance, his/her 401(k) and/or after-tax savings contributions, by making formal application as required by the Plan Administrator. Any such change will be effective as follows: (Choose one)

     [ ]  As of the first day of the first payroll period which is at least
          _____ days (Insert period, for example 30 days) after the Participant files his/her change form.

     [X] As of the first day of the first payroll period coinciding with or next following the first day of each quarter (Insert month, plan year quarter, plan year, etc.) which is at least 30 days (Insert period, for example 30 days) after the Participant files his/her change form.

     [ ]  Other (Describe) ___________________________________________________

     The maximum number of such changes by a Participant is as follows:

     [ ]  No Limit.

     [X]  1__  (Insert number, for example 1) per quarter (Insert period).

(2)  DISCONTINUANCE OF 401(K) AND/OR AFTER-TAX SAVINGS CONTRIBUTIONS

     A Participant who is making 401(k) and/or after-tax savings contributions may discontinue them by making formal application as required by the Plan Administrator. Any such discontinuance will be effective as of the first day of the first payroll period which is at least 30 days (Insert period, for example 30 days) after the Participant makes such application.



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(3)  TRANSFERS

     A Participant may change the investment of amounts already in his/her Plan accounts by making formal application as required by the Plan Administrator. PROCESSING OF ONE CHANGE MUST BE COMPLETED BEFORE A PARTICIPANT MAY MAKE ANOTHER CHANGE. Any such change will be processed as follows: (Choose one)

     (a) [X] Daily, using the Benephone service and being connected with a MetLife Representative.

          [X] Automated transfers through Benephone. (Only available if your Plan can access Same Day Trading).

     (b) [ ] As soon as reasonably practicable after the Participant files his/her change form, provided that the Participant must file the change form at least ____ days (Insert period, for example 30 days) beforehand.

     (c) [ ] As soon as reasonably practicable after the first day of the ______ (Insert period, for example month, quarter, year) which is at least _____ days (Insert period, for example 30 days) after the Participant files his/her change form.

          The maximum number of such changes by a Participant is as follows:

          [X]  No Limit.

          [ ] _____ (Insert number, for example 1) per __________ (Insert period, either month, calendar quarter, calendar half, etc.)



     PLEASE NOTE FOR SAME DAY TRADING: TRANSFERS WILL BE TRADED AT THE NET ASSET VALUE OR UNIT VALUE AT THE CLOSE OF BUSINESS OF THE CURRENT BUSINESS DAY ONLY IF INSTRUCTIONS ARE BOTH RECEIVED AND PROCESSED BY 4:00 P.M. EASTERN TIME.



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

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(4)  CHANGE IN INVESTMENT OF FUTURE CONTRIBUTIONS

     A Participant may change the investment of future contributions to his/her accounts by making formal application as required by the Plan Administrator. PROCESSING OF ONE CHANGE MUST BE COMPLETED BEFORE A PARTICIPANT MAY MAKE ANOTHER CHANGE. Any such change will be processed as follows:

     (a) [X] Daily, using the Benephone system and being connected to a MetLife Representative.

          [X] Automated through Benephone. (Only available if your Plan can access Same Day Trading).

     CHANGE WILL ONLY AFFECT CONTRIBUTIONS TAKEN FROM PAY PERIODS ON OR AFTER THE DATE OF CHANGE.

     (b) [X] As soon as reasonably practicable after the Participant files his/her change form, provided that the Participant must file the change form at least 30 days (Insert period, for example 30 days) beforehand.

     (c) [ ] As soon as reasonably practicable after the first day of the ______ (Insert period, for example month, quarter, year) which is at least ____ days (Insert period, for example 30 days) after the Participant files his/her change form.


          The maximum number of such changes by a Participant is as follows:

          [X]  No Limit.  (Must be elected if "Automated through Benephone".)

          [ ] __________ (Insert number, for example 1) per __________ (Insert period, either month, calendar quarter, calendar half, etc.).



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                                                                               4

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

(5)  PAYROLL DATES

     [ ]  Not Applicable.

     [X]  The date of the first payroll under MDCG will be  January 1, 1997
     [ ]  The first payroll tape or diskette will be received at MetLife on
          _______________
          (Insert approximate date) for the payroll period(s) ending as of ________________ (Insert approximate date).

(6)  IN-SERVICE WITHDRAWALS

     If in-service withdrawals are provided for in Section D.3 of this Adoption Agreement, a Participant may request an in-service withdrawal from his/her Plan accounts by making formal application as required by the Plan Administrator. Any such in-service withdrawals are subject to the limitations and restrictions specified by the Plan (including limitations on the maximum in-service withdrawal balance and approval by the Plan Administrator in the case of hardship withdrawals). Payment of an in-service withdrawal will be processed as follows: (Choose one)

     [X] As soon as reasonably practicable after the Participant makes formal application, provided that the Participant must make such application 30 days (Insert period, for example 30 days) beforehand.

     [ ] As soon as reasonably practicable after the first day of the _____ (Insert period, for example month, quarter, year) which is at least __ days (Insert period, for example 30 days) after the Participant makes formal application.

     The maximum number of in-service withdrawals by a Participant is as follows:

     [ ]  No Limit.

     [X]  1 (Insert number, for example 1) per year  (Insert period).

     The minimum amount of an in-service withdrawal will be the lesser of:

     (a)  $500; or

     (b) in the case of an in-service withdrawal for financial hardship, the amount necessary to meet the hardship.



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

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--------------------------------------------------------------------------------

     The maximum amount of an in-service withdrawal will be the lesser of:

     (a) in the case of an in-service withdrawal for financial hardship, the amount necessary to meet the hardship,

     (b) $_________ (Indicate dollar restriction on total vested account balance and/or any particular contribution type).

     (c) _________% (Indicate percentage of the total vested account balance and/or any restrictions on withdrawing a particular contribution type).

(7)  WITHDRAWALS BY TERMINATED PARTICIPANTS

     [X]  Not Applicable.

     [ ] Participants who have separated from service and have left all or a portion of their account balance in the Plan will be allowed to take unscheduled withdrawals from their accounts. The number of such withdrawals will be limited to:

          [ ]  No Limit.

          [ ]  __________ (Insert number) per ________ (Insert period).

(8)  AUTOMATIC JOINT AND SURVIVOR ANNUITY

     [ ] The automatic form of distribution for married Participants is the Joint & Survivor Annuity unless otherwise elected by the Participant, with spousal consent. (THIS BOX MUST BE CHECKED IF PLAN PREVIOUSLY PROVIDED THE JOINT & SURVIVOR ANNUITY AUTOMATICALLY, FOR MARRIED PARTICIPANTS).

     [X] Not Applicable; the automatic form of distribution is a lump sum payout unless otherwise elected by the Participant.



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

HALTER MARINE GROUP, INC.
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(9)  RECORDKEEPING EXPENSES

     [X]  To be paid directly by the Employer.

     [ ] To be deducted from Participants' account balances in the following manner:

          [ ] FLAT DOLLAR AMOUNT. Expenses will be deducted from each Participant's account prorata across all contributions types and investment funds. The flat dollar amount will be calculated by dividing the total expense amount by the total number of Participant records in the Plan at the time the allocation is made. (Approximations may be used).

          [ ] RATIO METHOD. Expenses will be deducted from each Participant's account prorata across all contribution types and investment funds in the ratio that each Participant's account balance bears to all Participant's account balances in the Plan at the time the allocation is made.

     The expense allocation will be processed: (Choose one)

          [ ]  Quarterly

          [ ]  Semi-Annual

          [ ]  Annual

          [ ]  Other (Describe) ______________________________________________

               ---------------------------------------------------------------



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                                                                               7

HALTER MARINE GROUP, INC.
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(10) 404(C) COMPLIANCE

     [ ]  The Employer does not wish to seek ERISA Section 404(c) compliance.

     [X] The Employer wishes to comply with ERISA Section 404(c) as of January 1, 1997 (Insert date, not earlier then current date).

     [ ] The Employer had previously complied with ERISA Section 404(c) as of (Insert date) and wishes to continue compliance under the MetLife Defined Contribution Group program.

(11) EMPLOYER STATUS

     [X] Employer is not a part of a controlled group and/or affiliated service group as defined in Code Section 414(b), (c), (m) or (o).

     [ ] Employer is part of a controlled group and/or affiliated service group as defined in Code Section 414(b), (c), (m) or (o).

          [ ] All members of the controlled group and/or affiliated service group are included under this Plan.

(12) WITHDRAWAL SEQUENCE

     Under the MetLife Defined Contribution Group program in-service withdrawals are normally taken from contribution types in order of "easiest access" to "most difficult access", while loan withdrawals are made in the reverse order.

     An example of the sequence of contribution types for an in-service withdrawal might be: Supplemental After-Tax, Basic After Tax, Rollover, Employer Profit Sharing, Employer Match, Supplemental Pre-Tax, Basic Pre-Tax.

     For loans the withdrawal sequence might be: Basic Pre-Tax, Supplemental Pre-Tax, Employer Match, Employer Profit Sharing, Rollover, After-Tax Basic, After-Tax Supplemental.

     THE ORDER IS DETERMINED BY THE EMPLOYER AND APPLIED TO ALL PARTICIPANTS' ACCOUNTS. PLEASE DISCUSS THE WITHDRAWAL SEQUENCES TO BE USED FOR YOUR PLAN WITH YOUR METLIFE PENSION ADMINISTRATOR.



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                                                                               8

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

(13) PRIOR PLAN CONTRIBUTIONS (Prior to 01/01/97  (Insert date))

     [ ]  Not Applicable.

     [X] Employer and/or employee contributions were permitted prior to the effective date of this amendment. Therefore, complete the following for each contribution type. ERISA ANTI-CUTBACK REGULATIONS PROHIBIT CHANGING THE PROVISIONS OF PRIOR CONTRIBUTIONS IF THE CHANGES APPLY MORE RESTRICTIVE CONDITIONS TO SUCH PRIOR CONTRIBUTIONS.

          (a)  401(K) SAVINGS CONTRIBUTIONS.

          [ ]  Not Applicable.      [X] Will continue.    [ ] Will not continue.

          [ ] Will be subject to all the same provisions of this Adoption Agreement.

          [ ] Will not be subject to the same provisions of this Adoption Agreement. Instead, (Specify differences, particularly for in-service withdrawals, loans and vesting) ______________________

               --------------------------------------------------------------

          (b)  AFTER-TAX CONTRIBUTIONS.

          [X] Not Applicable.       [ ] Will continue.    [ ] Will not continue.

          [ ] Will be subject to all the same provisions of this Adoption
              Agreement.

          [ ] Will not be subject to the same provisions of this Adoption
              Agreement. Instead, (Specify differences, particularly for in-service withdrawals, loans, vesting) __________________________

              ---------------------------------------------------------------



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                                                                               9

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--------------------------------------------------------------------------------

          (c) EMPLOYER MATCHING CONTRIBUTIONS.

          [ ] Not Applicable.      [X] Will continue.    [ ] Will not continue.

          [ ] Will be subject to all the same provisions of this Adoption
              Agreement.

          [ ] Will not be subject to the same provisions of this Adoption
              Agreement. Instead, (Specify differences, particularly for in-service withdrawals, loans, vesting) __________________________

              ---------------------------------------------------------------

          (d) EMPLOYER PROFIT SHARING CONTRIBUTIONS.

          [ ] Not Applicable.       [ ] Will continue.    [X] Will not continue.

          [ ] Will be subject to all the same provisions of this Adoption
              Agreement.

          [ ] Will not be subject to the same provisions of this Adoption
              Agreement. Instead, (Specify differences, particularly for in-service withdrawals, loans, vesting) ___________________________

          (e) INVESTMENT OF PRIOR PLAN ASSETS.

          [ ] All into the Short Term Fixed Income Account until the conversion is completed. As of the conversion, Participants' existing account balances will be invested in accordance with the investment elections chosen by Participants for their future contributions and in effect at the time of the conversion.



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                                                                              10

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

          [X] Into the "same type" of investment funds offered under the Plan prior to the effective date of this Adoption Agreement. The Employer has determined the "same investment types" to be:

              From:                          To:

              GIC & Putnam U.S.              MetLife Guaranteed Fixed
              Government Income Trust        Income Fund
              ------------------------       --------------------------------
              Putnam Growth & Income         SSR Equity Income Fund
              ------------------------       --------------------------------

              Putnam Voyager Fund            Loomis Sayles Small Cap Growth
              ------------------------       --------------------------------
              Trinity Stock                  Halter Marine Stock Fund
              ------------------------       --------------------------------


          [ ] Other (Specify) _______________________________________________

              _______________________________________________________________

              _______________________________________________________________

          (f)  EFFECTIVE DATES.

               Original Plan Effective Date:__________________________________

               Effective Date of changeover to MetLife Defined Contribution Group program: January 1, 1997



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METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

                                  APPENDIX C

                              EMPLOYER SECURITIES
                           (ADMINISTRATIVE MATTERS)

1. [ ] Plan does not provide for an Employer Company Stock Option (If checked do not complete the rest of this Appendix).

2.   [X]  Plan provides for an Employer Company Stock Option.

          (A) THE TRUSTEE FOR THE COMPANY STOCK FUND IS:

              Reliance Trust Company

          (B) COMPANY STOCK IS VALUED:

              [X]    Daily                     [ ]  Semi Annual

              [ ]    Monthly                   [ ]  Annual

              [ ]    Quarterly                 [ ]  Other

          (C) INVESTMENT OF COMPANY STOCK: (Choose ALL that apply)

              [ ] Employer matching contributions must be initially deposited to the Company Stock Option.  Thereafter, Participants:

                  [ ] may                      [ ] may not

                  transfer such contributions to other funding option.

              [ ] Employer profit sharing contributions must be initially deposited to the Company Stock Option. Thereafter,
                  Participants:

                  [ ] may                      [ ] may not

                  transfer such contributions to other funding options.



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                                                                              12

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

              [X] Participants may direct the investment of 401(k) and/or after tax contributions and/or rollover accounts into the Company Stock Option.

              [ ] Participants may not direct the investment of 401(k) and/or after-tax contributions an/or rollover accounts into the Company Stock Option.

              [X] All contribution types may be directed to the Company Stock
                  Option, at the Participant's election.

          (D) DISTRIBUTIONS FROM THE COMPANY STOCK OPTION

              [ ] All distributions may be made in cash or in kind, at the
                  Participant's option.

              [X] All distributions will only be made in cash.

              [ ] In-service withdrawals and/or loans will only be made in cash.

              [ ] Distributions upon separation of service will be made in cash or in kind, at the Participant's option.

              [ ] No in-service withdrawals and/or loans my be made from the
                  Company Stock Option.

          (E) COMPANY STOCK IS:

              [ ] Privately held

              [X] Publicly held and listed on the: American Stock Exchange
                  (Insert name(s) of stock exchange(s) and symbol(s)).

          (F) DIVIDENDS:

              [X] Not Applicable.

              [ ] Yes, where dividends are: (Choose one)

                    [ ]  Reinvested in cash.
                    [ ] Reinvested in shares.



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METLIFE DEFINED CONTRIBUTION GROUP

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METLIFE DEFINED CONTRIBUTION GROUP

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--------------------------------------------------------------------------------

                                  APPENDIX D
                           PARTICIPANT LOAN PROGRAM

Under Section D.2 of the Adoption Agreement the Halter Marine Group, Inc. 401(k) Profit Sharing Plan permits loans to be made to all parties-in-interest. A Participant may request a loan from his/her Plan accounts by making formal application, as required by the Plan Administrator. Before any loan is made,
Section 12.5 of the Plan requires that a written loan program be established which sets forth the rules and guidelines for making Participant loans. This APPENDIX shall serve as the required written loan program. In addition, the Plan Administrator may use this to serve as, or supplement, any required notice of the loan program to parties-in-interest. The provisions of this loan program are to be effective as of January 1, 1997.

1. Loans are available to active Participants, former Participants who are parties-in-interest and beneficiaries who are parties-in-interest, as defined by ERISA Section 3(14) and, if elected in D.2 of the Adoption Agreement, employees who have made rollover contributions to the Plan but have not yet satisfied the Plan eligibility requirements.

     The Plan Administrator is authorized to administer the Participant loan program. All applications for loans shall be made by a Participant in the manner which the Plan Administrator makes available for such purpose, as indicated below:

          [ ]  Loans may ONLY be requested by paper application.

          [X]  Loans may be requested by electronic OR paper application.

     The Promissory Note/Disclosure Statement will be

          [ ] produced by the Plan Administrator and signed by the Participant prior to the Participant's receipt of the loan check. (With this option all loan checks MUST be sent to the Plan Administrator for delivery to Participants.)

          [X] printed on the check stub and deemed to be signed when the Participant negotiates the loan check. Neither MetLife nor the Trustee will maintain copies of the loan notes. (With this option the Plan Administrator must also select one of the following alternatives.)

               [X] Loan checks will be mailed directly to Participants at the addresses held on MetLife's recordkeeping system.

               [ ] Loan checks will be mailed to the Employer who will then be responsible for their delivery to Participants.


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

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--------------------------------------------------------------------------------

2. All loan applications shall be considered by the Plan Administrator within a reasonable time after the Participant makes formal application. Such formal application shall be limited only to paper request if the Participant is required to provide supporting information deemed necessary by the Plan Administrator.

     Payment of a loan will be processed as follows:  (May choose more than one)

          [X] If by paper application, as soon as reasonably practicable after the Participant files his/her loan request documents, provided that the Participant file such documents at least 30 days (Insert period, for example 30 days) beforehand.

          [ ] If by paper application, as soon as reasonably practicable after the first day of the _____________ (Insert period: month, quarter, year, etc.) which is at least ________ days (Insert period, for example 30 days) after the Participant files his/her loan request documents.

          [X] If by electronic application, within 5 business days following electronic request.

3. The Plan Administrator shall determine whether a Participant qualifies for a loan, applying such criteria as a commercial lender of funds would apply in like circumstances with respect to the Participant. Such criteria shall include, but need not be limited to, the creditworthiness of the Participant and his/her general ability to repay the loan, whether adequate security has been provided for the loan, and whether the Participant agrees, as a condition for receiving the loan, to make repayments through direct, after-tax payroll deductions.

     Loans will be approved provided:  (Choose one)

     [ ] If there are any conditions you wish to impose (OTHER THAN A SERVICE REQUIREMENT) you must let potential applicants know what they are; for example, the person has not gone bankrupt in the past or if they are in arrears on any current commercial loan. (If this option is elected, loans may NOT be requested by electronic application.)
          ___________________________________________

     [ ] The Participant has been employed by the Employer for a period of at least ___________ (insert period, for example 6 months, one year, etc.).

     [X]  No limitations.



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

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--------------------------------------------------------------------------------

     Loans shall be granted:  (Choose one)

     [ ] Only in the event of a Participant's hardship or for the purpose of enabling a Participant to meet certain specified financial situations. For this purpose, a loan shall be authorized in the event of: significant health expenses or loss of income resulting from a prolonged illness, disability or death of the Participant or a member of his/her immediate family; establishing the principal residence of the Participant; or payment for a college education (including graduate studies) for the Participant or his/her dependents. The Plan Administrator shall determine whether a Participant qualifies for a loan under this paragraph. (If this option is elected, loans may NOT be requested by electronic application.)

     [X] For any reason considered valid by commercial lenders in the geographic locale where the Participant resides and/or at the location of the plant employing the Participant.


4. With regard to any loan made pursuant to this program, the following rule(s) and limitation(s) shall apply, in addition to such other requirements set forth in the Plan and this program:

       (A) The maximum number of loan requests by a Participant is 1   (Insert
           number, for example 1) per __________ (Insert period, for example plan year).

       (B) The maximum number of loans to a Participant that may be outstanding at any one time is: (Total cannot exceed 3)

           [ ]   1   personal and/or home loans

           [ ]   ___ personal loans and ______________ home loans

       (C) The maximum term for a personal loan will be five years. If a Participant requests a loan for the acquisition of a principal residence of the Participant, then the maximum repayment period may be no more than 5 . (Not more than 30 years.)

       (D) The minimum term for loans will be ____________________. (Indicate period in whole months; for example 1 year, 6 months, etc.)



--------------------------------------------------------------------------------
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

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--------------------------------------------------------------------------------

       (E) The minimum amount of each loan is $1,000.  (Not more than $1,000.)

       (F) The maximum amount of a loan cannot exceed the lesser of 50% of the Participant's vested accrued account or $50,000 less the highest outstanding total loan balances during the previous 12 month period, or a lower maximum of: (Insert any other restrictions, for example: the amount of the loan cannot exceed 50% of the Participant's vested Employer Contribution Account.) ______

           Restrict to EE$ only, ER$ is included in amount available.

       (G) All loans made pursuant to this program shall be considered a directed investment from the account(s) of the Participant maintained under the Plan. Principal and interest will be amortized over the duration of the loan. All payments of principal and interest made by the Participant shall be credited only to the account(s) of such Participant.

       (H) Loans may only be prepaid in full and may not be prepaid prior to the date on which the twelfth monthly payment has been made. If the term of the loan is for a period of twelve months or less, the loan may

               [ ]  be prepaid in full at any time.

               [X]  NOT be prepaid.

       (I) Loan amounts will be withdrawn from a Participant's account first by contribution type (based on the withdrawal sequence for loans elected by the Employer) and then pro rata across all funding options in which the applicable contribution type is invested.



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       (J) Loan repayments of principal and interest will be reinvested in accordance with the investment instructions then in effect for new contributions being made on behalf of the Participant at that time. If loan repayments are being made for a Participant who is not making new contributions, such loan repayments will be invested in accordance with the last investment instructions in effect prior to the Participant's cessation of new contributions. Repayments will be deposited to contribution types in the reverse order from which the loan was withdrawn.

       (K) Loan repayments

               [ ]  may

               [X]  may not

           be suspended for up to one year because of a leave of absence which is either unpaid or where the Participant's rate of pay after income and employment tax withholding is less than the amount of the installment payment required under the terms of the loan note. If loan repayments are allowed to be suspended, then upon the earlier of the Participant's return to employment with the Employer or a period of one year, loan repayments will again commence in amounts which will be NO LESS than the amounts of the loan payments made immediately prior to the period of suspension and which will allow the loan to be fully repaid by the date originally scheduled.

       (L) Section 201.08(1) of the Florida Statutes imposes an excise tax (Florida Documentary Stamp Tax) on promissory notes or "assignments of salaries, wages or other compensation made, executed, delivered, sold, transferred or assigned" in Florida. The tax is 35 cents for each $100 and portion thereof, of the amount of the loan.

           [ ] The Plan Administrator has determined that this tax IS NOT applicable to loans negotiated in the State of Florida.

           [X] The Plan Administrator has determined that this tax IS applicable to loans negotiated in the State of Florida. (If checked complete the following)

                [X] Tax will be deducted from participant's account after the loan is processed.

                [ ]  Tax will be charged to the Plan Administrator.



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5.   Any loan granted or renewed under this program shall bear a reasonable rate of interest. In determining such rate of interest, the Plan shall require a rate of return commensurate with the prevailing interest rate charged on similar commercial loans under like circumstances by persons in the business of lending money. Such prevailing interest rate standard shall permit the Plan Administrator to consider factors pertaining to the opportunity for gain and risk of loss that a professional lender would consider on a similar arms-length transaction.

     In establishing the rate of interest, the Plan Administrator shall conduct a reasonable and prudent inquiry with professional lenders in the same geographic locale where the Participant resides and/or at the location of the plant employing the Participant to determine such prevailing interest rate for loans under like circumstances, or may elect to use the rate of interest established by the Trustee.

     The interest rate for the lifetime of the loan will be set as of the close
     of the last business day of the month preceding each quarter   (Insert
     period, for example month, calendar quarter, etc.), and will be based on the Prime Rate set by Chase Manhattan Bank (Insert name of commercial lender) plus 1 % (Insert percentage).


6. The Plan shall require that adequate security be provided by the Participant before a loan is granted. For this purpose, the Plan shall consider a Participant's interest under the Plan to be adequate security, subject to such limitations as are imposed by Section 12.5(c) and (d) of the Plan. It shall be the policy of the Plan not to make loans which require security other than the Participant's vested interest in the Plan.



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7.   A default shall occur upon the failure of a Participant to pay interest and principal due:

          [X] within 90 days (Insert period, for example 90 days) after missing a payment.

          [ ] by the end of the calendar quarter following the calendar quarter in which payment is missed.

     In such event, the outstanding balance of the loan shall be immediately due and payable and will become taxable to the Participant to the extent that the outstanding amount consists of taxable monies. However, since the Participant's account balance is the security for the defaulted loan, the Plan Administrator shall defer enforcement of its security interest until a distributable event occurs. If default of a loan has not occurred prior to termination of employment for any reason, then the Plan Administrator's election below will determine whether or not the loan is immediately due and payable upon such termination of employment.

     [X] If an active Participant has an outstanding loan balance and leaves employment for any reason, then such outstanding loan balance is immediately due and payable. (Participants should be advised to seek counsel concerning the tax implications.)

     [ ] If an active Participant has an outstanding loan balance and leaves employment for any reason then such outstanding loan balance may continue to be repaid according to the same repayment schedule in effect prior to separation of service, as long as the terminated Participant leaves all or a portion of his/her account balance in the Plan. (IF THIS OPTION IS CHOSEN, THE PLAN ADMINISTRATOR MUST AGREE THAT LOAN REPAYMENTS MAY ONLY BE SUBMITTED TO METLIFE THROUGH EMPLOYER GENERATED INPUT. METLIFE WILL NOT ACCEPT CHECKS FROM INDIVIDUAL PARTICIPANTS OR FORMER PARTICIPANTS).



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8.   The MetLife Defined Contribution Group program may charge a non-refundable loan application fee of $50 at the time a loan is requested. Such fee will be:

          [ ] charged to the Plan Administrator. The Plan Administrator may, at its discretion, charge this loan fee back to the Participant. However, in doing so the Plan Administrator assumes the responsibility of collecting payment from individual Participants, cashing such checks and wiring the payment (or sending a Company check) to MetLife at the time the Plan is billed. METLIFE WILL NOT ACCEPT INDIVIDUAL PARTICIPANT CHECKS AS PAYMENT FOR LOAN APPLICATION FEES.

          [X] charged to the Participant and deducted from his/her account after the loan is processed.



Adopted this 19th day of December, 1996. This loan program may be amended from time to time by a writing signed by all parties hereto.


Leonard Morgan
_______________________________________________________________________________
Plan Administrator's Signature


Leonard Morgan, Manager of EE Benefits
-------------------------------------------------------------------------------
Plan Administrator's Name and Title   (Please print or type)



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


METROPOLITAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------




                                PROTOTYPE PLAN

                                TRUST AGREEMENT

                                      FOR

                           HALTER MARINE GROUP, INC.





                                                                 October 6, 1995

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                               TABLE OF CONTENTS

ARTICLE

FIRST                  Acceptance of Property                  2

SECOND                 Investment Powers                       3

THIRD                  Payments                                6

FOURTH                 Administrative Powers                   7

FIFTH                  Insurance Contracts                     9

SIXTH                  Fiduciary Standards                    11

SEVENTH                Prohibition of Diversion               12

EIGHTH                 Hold Harmless                          13

NINTH                  Accounts                               14

TENTH                  Committee                              16



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                               TABLE OF CONTENTS

                                  (continued)


ARTICLE

ELEVENTH                   Resignation of Trustee              16

TWELFTH                    Amendment                           17

THIRTEENTH                 Termination                         18

FOURTEENTH                 Plan-to-Plan Transfers; Rollovers   19

FIFTEENTH                  Adopting Employers                  20

SIXTEENTH                  Alienation                          21

SEVENTEENTH                Bond                                21

EIGHTEENTH                 Successors                          21

NINETEENTH                 Communications                      22

TWENTIETH                  Governing Law                       23


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                                TRUST AGREEMENT

                               (Prototype Plan)

        WHEREAS, On January 1, 1997, Halter Marine Group, Inc. hereinafter referred to as the "Employer", adopted the Halter Marine Group, Inc. 401(k) Profit Sharing Plan hereinafter referred to as the "Plan", under the MetLife Defined Contribution Group program, for the purpose of providing retirement and related benefits to eligible employees of the Employer and their beneficiaries; and

        WHEREAS, the Committee for the Plan, the members of which are "named fiduciaries" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (which named fiduciaries are hereinafter referred to as the "Committee") has general responsibility for administration of the Plan and for reviewing the investment performance of the Trust thereunder; and

        WHEREAS, the Plan calls for the establishment of a Trust to which contributions are to be made by the Employer and Plan participants to be held by the Trustee and to be managed, invested and reinvested for the exclusive benefit of such participants and their beneficiaries; and

        WHEREAS, the Plan and Trust are intended to qualify as a Plan and Trust which meet the applicable requirements of Section 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended, hereinafter referred to as the "Code"; and

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        WHEREAS, the Employer now desires to enter into an Agreement of Trust, pursuant to the Plan and the MetLife Defined Contribution Group program, and to appoint THE CHASE MANHATTAN BANK, N.A., a corporation organized and existing under the laws of the State of New York, having its principal place of business at 770 Broadway, New York, New York, 10003-9598 as Trustee thereof; and

        WHEREAS, The Chase Manhattan Bank, N.A. and Metropolitan Life Insurance Company have previously entered into an agreement whereby Metropolitan Life Insurance Company serves as the agent for The Chase Manhattan Bank, N.A. with respect to all trustee duties, responsibilities and functions required to be performed under the MetLife Defined Contribution Group program; and

        NOW, THEREFORE, the Employer hereby appoints The Chase Manhattan Bank, N.A. as the "Trustee" of the Trust, hereinafter referred to as the "Trust Fund," acknowledges and agrees that Metropolitan Life Insurance Company shall serve as the Trustee's agent ("Agent") thereunder, and the Employer and the Trustee hereby enter into this Trust Agreement to read as follows.

        FIRST: Acceptance of Property. The Trustee or its Agent shall accept such cash and other property as is tendered to the Trust Fund as contributions hereunder, and as is acceptable to it, but shall not be under any duty to require the Employer or any other adopting Employer to contribute to the Trust Fund or to determine whether the amount of any contribution has been

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

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--------------------------------------------------------------------------------

correctly computed under the terms of the Plan. In no event shall the Trustee or its Agent be considered a party to the Plan. The Trustee and its Agent shall have only such duties with respect to the Plan as are set forth in this Trust Agreement.

        SECOND: Investment Powers. (a) Subject to paragraph (b) the Trustee or its Agent may invest and reinvest the principal and income of the Trust Fund, without distinction between principal and income, in such securities or other property, real or personal, within or without the United States, as it in its sole discretion shall deem proper including, without limitations, interests and part interests in any bond and mortgage or note and mortgage and interests and part interests in certificates of deposit, commercial paper and other short-term or demand obligations, secured or unsecured, whether issued by governmental or quasi-governmental agencies or corporations or by any firm or corporation, capital, common and preferred, voting and nonvoting stock (regardless of dividend or earnings record), including shares of mutual funds and to hold such securities or property in one or more funds. The Trustee or its Agent may, in its sole discretion, keep such portion of the Trust Fund in cash and cash balances or hold all or any portion of the Trust Fund in savings accounts, certificates of deposit, and other types of time or demand deposits with any financial institution or quasi-financial institution, either domestic or foreign (including any such institution operated or maintained by the Trustee in its corporation capacity) as the Trustee may from time to time determine to be in the best interests of the Trust Fund. Notwithstanding the foregoing, unless otherwise authorized by ERISA or by

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

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--------------------------------------------------------------------------------

regulations promulgated by the Secretary of the Department of Labor, the Trustee shall maintain the indicia of ownership of all securities or other investments within the jurisdiction of the District Courts of the United States.

        To the maximum extent permitted by law, the Trustee or its Agent shall not be liable for the acquisition, retention or disposition of any assets of the Trust Fund or for any loss to or diminution of such assets unless due to the Trustee's or its Agent's own willful misconduct, bad faith, or failure to use due care.

        (b) The Trustee or its Agent will invest the assets of the Plan as directed by the Committee or Employer in accordance with the relevant provisions of the Basic Plan Document and the Adoption Agreement or any other applicable agreement between the Employer and the Plan. In so doing, the Trustee and its Agent will be a Directed Trustee; the Trustee or its Agent will have no responsibility for carrying out such investment directions and will have no liability for any loss or diminution in value occasioned thereby.

        (c) The Committee may appoint one or more "investment managers", as defined in Section 3(38) of ERISA. Any investment manager so appointed shall be
(i) an investment adviser registered as such under the Investment Advisers Act of 1940, (ii) a bank, or (iii) an insurance company qualified to perform investment management services under the laws of more than one state of the United States. The Committee shall notify the Trustee or its Agent of any such appointment by delivering to the Trustee or its Agent an executed copy of the instrument

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

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--------------------------------------------------------------------------------

under which the investment manager is appointed and evidencing the investment manager's acceptance of such appointment, an acknowledgment by the investment manager that it is a fiduciary of the Plan, and a certificate evidencing the investment manager's current registration under the Investment Advisers Act of 1940 or other appropriate qualification. The Committee shall specify to the Trustee or its Agent the portion of the Trust Fund which shall be subject to such investment management.

The Trustee or its Agent shall invest and reinvest the portion of the Trust Fund subject to such investment management only to the extent and in the manner directed by the investment manager in writing. During the term of such appointment, the Trustee or its Agent shall have no liability for the acts or omissions of such investment manager, and except as provided in the preceding sentence, shall be under no obligation to invest or otherwise manage the portion of the Trust Fund subject to such investment management. The Trustee or its Agent may maintain separate accounts within the Trust Fund for the assets of the Trust Fund subject to such investment management. The Committee may terminate its appointment of an investment manager at any time and shall notify the Trustee or its Agent in writing of such termination. To the maximum extent permitted by ERISA, the Trustee and its Agent shall be protected in assuming that the appointment of an investment manager remains in effect until it is otherwise notified in writing by the Committee.

        In the event that the investment manager appointed hereunder is a bank or a trust

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                                                                               5

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

company, or an affiliate of a bank or a trust company, the Trustee or its Agent shall, upon the direction of the Committee, transfer funds to such bank, trust company, or affiliate for investment through the medium of any fund created and administered by such bank, trust company, or affiliate, acting as trustee therefor, for the collective investment of the assets of employee benefit trusts, provided that such fund is qualified under the applicable provisions of the Code and while any portion of the assets are so invested, such fund shall constitute part of the applicable Plan or Plans, and the instrument creating such fund shall constitute part of this Trust. In order to implement the provisions of this paragraph, the Trustee and its Agent are authorized to enter into any required ancillary trust, agency or other type of agreement with an investment manager, or its affiliate, as described in the preceding sentence.

        Nothing in this provision shall preclude the Committee from investing Plan assets in mutual funds.

        THIRD: Payments. Subject to the provisions of Article THIRTEENTH hereof, the Trustee or its Agent shall from time to time transfer cash or other property from the Trust Fund to such persons, including an insurance company or companies or a receiving or paying agent designated by the Committee, at such addresses, in such amounts, for such purposes and in such manner as the Committee may direct, provided that such transfer is administratively feasible, and the Trustee and its Agent shall incur no liability for any such payment made at the direction of the Committee. The Committee shall be solely responsible to insure that any payment made

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

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--------------------------------------------------------------------------------
at its direction conforms with the provisions of the Plan, the provisions of this Trust Agreement and ERISA, and the Trustee or its Agent shall have no duty to determine the rights or benefits of any person in the Trust Fund or under the Plan or to inquire into the right or power of the Committee to direct any such payment.

        FOURTH: Administrative Powers. The Trustee or its Agent is authorized to exercise from time to time, in its sole discretion, the following powers with respect to any property, real or personal, of the Trust Fund, it being intended that these powers be construed in the broadest possible manner:

        (1) power to engage legal counsel, including counsel to the Employer or the Trustee or its Agent, and any other suitable agents, and to consult with such counsel or agents with respect to the construction of this Trust Agreement, the administration of the Trust Fund, and the duties of the Trustee or its Agent hereunder and to appoint any such agents to carry out any of the duties and responsibilities of the Trustee hereunder;

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                                                                               7

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--------------------------------------------------------------------------------

        (2) power to commence or defend suits or legal proceedings and to represent the Trust Fund in all suits or legal proceedings; to settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund, provided that the Trustee or its Agent shall notify the Committee of all such suits, legal proceedings and claims and, except in the case of a suit, legal proceeding or claim involving solely the Trustee's or its Agent's action or omissions to act, shall obtain the written consent of the Committee before settling, compromising or submitting to binding arbitration any claim, suit or legal proceeding of any nature whatsoever.

        (3) power, upon the written direction of the Committee, to enter into any contract or policy with an insurance company or companies, including the Trustee's Agent, for the purpose of insurance coverage or otherwise, provided that, except as provided in Article THIRD, the Trustee shall be the sole owner of all such contracts or policies and all such contracts or policies shall be held as assets of the Trust Fund;

        (4) power to make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers;

        (5) power to transfer assets of the Trust Fund to a successor trustee as provided in Article ELEVENTH; and lastly

        (6) power to exercise, generally, any of the powers which an individual owner might

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                                                                               8

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--------------------------------------------------------------------------------

exercise in connection with property either real, personal or mixed held by the Trust Fund, and to do all other acts that the Trustee or its Agent may deem necessary or proper to carry out any of the powers set forth in this Article FOURTH or otherwise in the best interests of the Trust Fund.

        Notwithstanding the foregoing, in the event that an investment manager is appointed pursuant to Article SECOND hereof, such investment manager shall exercise such of the powers enumerated in this Article FOURTH and otherwise contained in this Trust Agreement with respect to the portion of the Trust Fund subject to its control as may be specified in the instrument under which the investment manager was appointed and to hold and retain any securities or other property which it may so acquire.

        FIFTH: Insurance Contracts. The Trustee or its Agent may, at the direction of the Committee, (i) enter into one or more contracts issued by an insurance company, including such contracts providing for investment in a separate account maintained by an insurance company, (ii) transfer to any such insurance company a portion of the Trust Fund in accordance with any such contracts, and (iii) hold any such contracts as a part of the Trust Fund until directed otherwise by the Committee. The Committee shall give such direction to the Trustee or its Agent by delivering to the Trustee or its Agent a copy of the action of the Committee, signed by at least 2 members thereof, which shall specifically refer to this Article FIFTH and direct the Trustee or its Agent to so act. The Committee may direct the Trustee or its Agent to (i) request

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                                                                               9

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--------------------------------------------------------------------------------

any information from any such insurance company necessary or appropriate to make an investment decision, (ii) demand or accept withdrawals or other distributions under any such contracts, (iii) exercise or not to exercise any rights, powers, privileges and options under any such contracts and (iv) assign, amend, modify or terminate any such contracts. The Trustee or its Agent shall take no action with respect to any such contracts except at the direction of the Committee. The Trustee or its Agent shall incur no liability for complying with or failing to comply with any direction of the Committee unless the Trustee's or its Agent's action is contrary to ERISA or contrary to the Trustee's or its Agent's duties and responsibilities under this Trust Agreement. Any insurance company issuing any contracts as hereinabove described may deal with the Trustee or its Agent as the absolute owner of any such contracts and need not inquire as to the authority of the Trustee or its Agent to act with regard to such contracts. Any such insurance company may accept and rely upon any communication from the Trustee or its Agent which is signed by an officer of the Trustee or its Agent. For purposes of this Trust Agreement, any such insurance company shall be considered to be an investment manager with regard to the assets of the Plan subject to its control. In no event shall the underlying assets of such insurance company in which such contracts are invested be considered assets of the Plan or part of the Trust Fund.

        SIXTH: Fiduciary Standards. The Trustee or its Agent (or any investment manager,

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

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--------------------------------------------------------------------------------

agent, or trustee, appointed pursuant to Article SECOND or FOURTH hereof) shall
(i) discharge its duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (ii) subject to the investment funds specified in the Plan, if any, and to the extent required by ERISA, diversify the investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and (iii) discharge its duties in accordance with the provisions of the Plan and this Trust Agreement insofar as such provisions are consistent with ERISA.

        The Trustee or its Agent (or any investment manager, agent or trustee appointed pursuant to Article SECOND or FOURTH hereof) shall not engage in any transaction which it knows or should know violates Section 406 of ERISA. Notwithstanding the foregoing, the Trustee or its Agent (or any investment manger, agent or trustee appointed pursuant to Article SECOND or FOURTH hereof) may, in accordance with any appropriate exemption provided under ERISA or upon the approval of the Secretary of the Department of Labor, enter into any transaction otherwise prohibited under Section 406 of ERISA. The Trustee or its Agent shall not be responsible for the administration of the Plan, for determining the funding policy of the Plan or the adequacy of the Trust Fund to meet the discharge liabilities under the Plan. Except as otherwise provided in Article EIGHTH, the Trustee or its Agent shall not be responsible for any

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--------------------------------------------------------------------------------

failure of the Committee, the Plan Administrator, or the Employer to discharge any of their respective responsibilities with respect to the Plan nor be required to enforce payment of any contributions to the Trust Fund.

        SEVENTH: Prohibition of Diversion.

        (a) At no time prior to the satisfaction of all liabilities with respect to participants in the Plan and their beneficiaries shall any part of the corpus or income of the Trust fund be used for, or diverted to, purposes other than for the exclusive benefit of such participants ad their beneficiaries. Except as provided in paragraphs (b), (c) and (d) below, and Article TWELFTH, the assets of the Trust Fund shall never inure to the benefit of the Employer and shall be held for the exclusive purpose of providing benefits to participants in the Plan and their beneficiaries and defraying the reasonable expenses of administering the Plan.

        (b) In the case of a contribution that is made by the Employer by a mistake of fact, paragraph (a) above shall not prohibit the return to the Employer of such contribution at the direction of the Committee within one year after the payment of the contribution.

        (c) If a contribution by the Employer is expressly conditioned upon the deductibility of the contribution under Section 404 of the Code, then to the extent such deduction is disallowed, paragraph (a) above shall not prohibit the return to the Employer of such contribution at the direction of the Committee, to the extent disallowed, within one year after the date of such disallowance. Contributions which are not deductible in the taxable year in which made but are

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                                                                              12

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--------------------------------------------------------------------------------

deductible in subsequent taxable years shall not be considered to be disallowed for purposes of this paragraph (c).

        (d) If a contribution by the Employer is expressly conditioned on initial qualification of the Plan under Section 401 of the Code, and if the Plan does not so qualify, then paragraph (a) above shall not prohibit the return to the Employer of such contribution at the direction of the Committee within one year after the date of denial of such initial qualification of the Plan to the extent permitted by ERISA and the Code.

        EIGHTH: Hold Harmless. To the maximum extent permitted by ERISA and other applicable law, the Trustee or its Agent shall not be liable for and the Employer shall indemnify the Trustee or its Agent against, and agrees to hold the Trustee or its Agent harmless from, all liabilities and claims (including attorney's fees and expenses in defending against such liabilities and claims) against the Trustee or its Agent, arising from the Trustee's or its Agent's performance of its duties in conformance with the terms of the Plan and this Trust Agreement, including any liability and claim arising with regard to the provisions of Article SECOND, unless such liability or claim results from the willful misconduct, bad faith or failure to use due care by the Trustee or its Agent. To the maximum extent permitted by ERISA and other applicable law, the Trustee or its Agent shall not be liable for acting or not acting in accordance with any written direction of the Committee or an investment manager designated under Article SECOND or, where an investment manager has been designated, failing to act in the absence

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

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--------------------------------------------------------------------------------

of any such direction, including, without limitation, any claim or liability that may be asserted against the Trustee or its Agent on account of failure to receive securities purchased, or failure to deliver securities sold pursuant to orders issued by an investment manager, and the Employer shall indemnify the Trustee and its Agent against, and agrees to hold the Trustee and its Agent harmless from, all such liabilities and claims (including attorney's fees and expenses in defending against such liabilities and claims) unless such liabilities and claims result from the willful misconduct, bad faith or failure to use due care of the Trustee or its Agent. The foregoing indemnification shall also apply to liabilities and claims against the Trustee or its Agent arising from any breach of fiduciary responsibility by fiduciary other than the Trustee or its Agent, unless the Trustee or its Agent (i) participates knowingly in or knowingly undertakes to conceal such breach, (ii) has enabled such fiduciary to commit such breach by its failure to exercise its fiduciary duties under ERISA, or (iii) has actual knowledge of such breach and fails to take reasonable remedial action to remedy such breach.

        NINTH: Accounts. The Trustee or its Agent shall keep records of all transactions relating to the Trust Fund, which shall be made available at all reasonable times to persons designated by the Board of Directors of the Employer or as may be required by law. The Trustee or its Agent shall render an accounting to the Employer and the Committee at least annually. The Committee may approve such account on behalf of itself and the Employer by an instrument in writing delivered to the Trustee or its Agent. If the Committee does not file

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

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

with the Trustee or its Agent objections to any such account within 120 days after its receipt, the Committee shall be deemed to have approved such account on behalf of itself and the Employer. In such case, or upon the written approval of the Committee of any such account, the Trustee and its Agent shall, to the extent permitted by law, be discharged from all liability to the Committee for their acts or failures to act described in such account. Except to the extent otherwise provided by ERISA or other applicable law, no person, other than the Employer or the Committee, may require an accounting or bring any action against the Trustee or its Agent with respect to the Trust Fund. The Trustee or its Agent shall render to the Committee, at least quarterly, a statement of the Trust Fund assets and their values and, whenever a contribution is made to the Trust Fund other than in cash, a statement of the value of such property on the date it is received by the Trustee or its Agent.

        Nothing contained in this Trust Agreement or in the Plan shall deprive the Trustee or its Agent of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of the accounts of the Trustee or its Agent or for instructions with regard to the Trust Fund, the only necessary parties thereto in addition to the Trustee and its Agent as appropriate shall be the Committee. If the Trustee or its Agent so elects, it may join as a party or parties defendant any other person or persons.

        TENTH: Committee. The Committee shall certify to the Trustee and its Agent the names of the persons from time to time constituting the Committee or otherwise authorized to

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

act on behalf of the Committee as agents thereof. All directions to the Trustee or its Agent by the Committee shall be in writing, and shall be properly certified by a member thereof (or 2 members thereof if Article FIFTH is applicable). The Trustee and its Agent shall be entitled to rely, without further inquiry, upon all such written directions received from the Committee.

        ELEVENTH: Resignation of Trustee. The Trustee and its Agent may resign at any time by giving sixty (60) days written notice to the Employer. The Board of Directors of the Employer may remove the Trustee and its Agent at any time by giving sixty (60) days written notice to the Trustee and its Agent. In the case of the resignation or removal of the Trustee and its Agent, the Board of Directors of the Employer shall appoint a successor trustee who shall have the same powers and duties as those conferred upon the Trustee and its Agent. Upon the resignation or removal of the Trustee and its Agent and the appointment of a successor trustee, the Trustee or its Agent shall account for the administration of the Trust Fund up to the date of its resignation or removal in the manner provided in Article NINTH hereof and, upon the approval or deemed approval of such account, the Trustee or its Agent shall transfer to the successor trustee all of the assets then constituting the Trust Fund and the Trustee and its Agent shall, to the maximum extent permitted by ERISA, be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions. The Trustee or its Agent may, in its sole discretion, transfer such assets prior to the completion of such accounting if the Employer agrees thereto in writing, such writing to include such limitations

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

on the Trustee's or its Agent's liability therefor as the Trustee or its Agent may deem appropriate. The term "Trustee" as used in this agreement shall be deemed to apply to any successor trustee acting hereunder. The successor trustee, and any successor to the trust business of the Trustee by merger, consolidation or otherwise, shall have all the powers given the originally named Trustee and its Agent. No successor trustee shall be personally liable for any act or omission of any predecessors. Except as otherwise provided by ERISA or other applicable law, the receipt of the successor trustee and the approval of the Trustee's final account by the Committee in the manner provided in Article NINTH shall constitute a full and complete discharge to the Trustee and its Agent.

        TWELFTH: Amendment. The Board of Directors of the Employer may amend all or any part of this Trust Agreement at any time provided, however, that any amendment shall not be effective until the instrument of amendment has been agreed to and executed by the Trustee or its Agent. Any such amendment or modification of this Trust Agreement may be retroactive if necessary or appropriate to qualify or maintain the Trust Fund as a part of a plan and trust exempt from Federal income taxation under Sections 401(a) and 501(a) of the Code, the provisions of ERISA, or any other applicable provisions of Federal or state law, as now in effect or hereafter amended or adopted, and any regulations issued thereunder, including, without limitation, any regulations issued by the United States Treasury Department or the United States
--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

Department of Labor.

        Notwithstanding anything contained in this Article TWELFTH to the contrary, no amendment shall divert any part of the Trust Fund to, and no part of the Trust Fund shall be used for, any purpose other than for the exclusive purpose of providing benefits to participants and their beneficiaries.

        THIRTEENTH: Termination. This Trust Agreement and the Trust Fund hereby created may be terminated at any time by the Board of Directors of the Employer by written notice, delivered to the Trustee or its Agent. Upon receipt of such notice of termination, the Trustee or its Agent shall, after payment of all expenses incurred in the administration of the Trust Fund and such compensation as the Trustee or its Agent may be entitled to, and upon approval of the appropriate governmental or quasi-governmental authorities (if such approval shall be required under applicable law), then distribute the Trust Fund in cash or in kind to such persons or entities, including the Employer, at such time and in such amounts as the Committee shall direct, which direction shall be in conformity with the provisions of the Plan and ERISA.

        FOURTEENTH: Plan-to-Plan Transfers; Rollovers. The Trustee or the Agent may transfer all of the property representing a participant's vested interest in the Plan to the trustees of any trust qualified under Section 401(a) of the Code or to an IRA. The Trustee or its Agent may make such a transfer only at the direction of the Committee.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

        To the extent permitted by the Plan, the Trustee or its Agent may accept as part of the Trust Fund such property as is acceptable to the Trustee or its Agent which represents a participant's retirement benefits transferred from a trust qualified under Section 401(a) of the Code or transferred from the participant as a permissible rollover under Section 402(c)(4), 403(a)(4) or 408(d)(3) of the Code. The Trustee or its Agent may accept such transfer only at the direction of the Committee. The amount of such benefits shall at all times be separately accounted for by the Employer. A participant shall at all times be fully vested in any property so transferred as a rollover to the Trust Fund. Such property shall be distributed to the participant or his beneficiary at the direction of the Committee within the time required for distribution of his retirement benefits under the applicable provisions of the Plan.

        FIFTEENTH: Adopting Employers. An affiliated corporation of the Employer which has adopted the Plan in accordance with its terms shall become a party to this Agreement by delivering to the Employer and the Trustee or its Agent a certified copy of a resolution of its Board of Directors to the effect that it agrees to adopt the Plan, to become a party to this Trust Agreement, and to be bound by all the terms and conditions of the Plan and this Trust Agreement. The Employer shall have the sole authority to enforce this Trust Agreement on behalf of any such affiliated corporation and the Trustee or its Agent shall in no event be required to deal with any such affiliated corporation except by dealing with the Employer, acting

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

as agent for such affiliated corporation. Irrespective of the number of affiliated corporations which may become parties to this Trust Agreement, the Trustee or its Agent shall in all respects invest and administer the Trust Fund as a single fund for investment and accounting purposes without allocation of any part of the Trust Fund as between the Employer and any such affiliated corporation.

         An affiliated corporation which has adopted the Plan shall cease to be a party to this Trust Agreement upon the Employer delivering to the Trustee or its Agent a certified copy of a resolution of such affiliated corporation's Board of Directors terminating its participation in the Plan. In such event, or in the event of the merger, consolidation, sale of property or stock, separation, reorganization or liquidation of the Employer or of any such affiliated corporation, or in the event of the establishment, modification or continuance of any other retirement plan which separately or in conjunction with this Plan qualifies under Section 401(a) of the Code, the Trustee or its Agent shall continue to hold the portion of the Trust Fund which is attributable to the participation in the Plan of the employees and their beneficiaries affected by such termination or by such transaction, and this Trust Agreement shall continue in force with respect to such portion, until otherwise directed by the Committee, in accordance with the provisions of the Plan and ERISA.

         SIXTEENTH: Alienation. No interest in the Trust Fund shall be assignable or subject to anticipation, sale, transfer, mortgage, pledge, charge, garnishment, attachment,

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP
                                                                              20

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

bankruptcy or encumbrance or levy of any kind, and the Trustee or its Agent shall not recognize any attempt to assign, sell, transfer, mortgage, pledge, charge, garnish, attach or otherwise encumber the same except to the extent that such attempt is made pursuant to a court order determined by the Committee to be a qualified domestic relations order, as defined in Section 414 of the Code and
Section 206 of ERISA.

        SEVENTEENTH: Bond: The Trustee or its Agent shall not be required to give any bond or any other security for the faithful performance of its duties under this Trust Agreement except as required by law.

        EIGHTEENTH: Successors. This Trust Agreement shall be binding upon the respective successors and assigns of the Employer and the Trustee. Any corporation which shall, by merger, consolidation, purchase or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession, and without any appointment or other action by any person, be and become successor Trustee hereunder.

         NINETEENTH: Communications. Communications to the Employer or the Committee shall be addressed to the Employer or to the Committee in care of the Employer, as the case may be, at Halter Marine Group, Inc., 13085 Seaway Rd., Gulfport, MS 39505; provided, however, that upon the Employer's written request such communications shall be sent to such other address as the Employer may specify.

         Communications to the Trustee or its Agent shall be addressed to:

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP
                                                                              21

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

                   Metropolitan Life Insurance Company
                   72 Eagle Rock Avenue - 3rd Floor
                   East Hanover, New Jersey 07936
                   Attention: Chet Wydrinski

provided; however, that upon the Trustee's or its Agent's written request, such communications shall be sent to such other address as the Trustee or its Agent may specify. No communication shall be binding on the Employer or the Trustee or its Agent until it is received by the Employer or the Trustee or its Agent.

        TWENTIETH: Governing Law. This Trust Agreement shall be construed in accordance with ERISA and, to the extent not preempted by ERISA, the laws of the State of New York.

        IN WITNESS WHEREOF the Employer and the Trustee or its Agent have executed this instrument this ____ day of _______________, 199__.


--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP
                                                                              22

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

         TWENTIETH: Governing Law. This Trust Agreement shall be construed in accordance with ERISA and, to the extent not preempted by ERISA, the laws of the State of New York.

         IN WITNESS WHEREOF the Employer and the Trustee or its Agent have executed this instrument this 19th day of December, 1996.

THE CHASE MANHATTAN                     HALTER MARINE GROUP, INC.
BANK, N.A.

By: /s/ Chet Wydrinski                  By: /s/ Keith L. Voigts
   -------------------------------         ----------------------------------
   Title: Assistant Vice President         Title: Sr. Vice President, Finance

ATTEST:                                 ATTEST:

By: /s/ Elizabeth Griffin               By:
   -------------------------------         ----------------------------------
   Title: Secretary                        Title:

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP

METROPOLITAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                               SERVICE AGREEMENT

                                      for

             HALTER MARINE GROUP, INC. 401(K) PROFIT SHARING PLAN





                                                                            DATE

METLIFE DEFINED CONTRIBUTION GROUP
--------------------------------------------------------------------------------

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

   THE METLIFE DEFINED CONTRIBUTION GROUP SERVICE AGREEMENT

1.   EMPLOYER INFORMATION; RETENTION OF METLIFE

     NAME: HALTER MARINE GROUP. INC.
           ---------------------------------------------------------------------

     ADDRESS: 13085 SEAWAY RD., GULFPORT, MS 39505
              ------------------------------------------------------------------

     EMPLOYER TAXPAYER ID NUMBER: 75-2429106
                                  ----------------------------------------------

     NAME OF PLAN(S): HALTER MARINE GROUP, INC. 401(K) PROFIT SHARING PLAN
                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

     NAME AND PHONE NUMBER
     OF CONTACT PERSON(S): LEONARD MORGAN, H.R. MANAGER
                           -----------------------------------------------------

                           (601) 896-0029
                           -----------------------------------------------------

                           -----------------------------------------------------

     AGREEMENT EFFECTIVE DATE: JANUARY 1, 1997
                               -------------------------------------------------

The above-named Employer (the "Employer") retains Metropolitan Life Insurance Company ("MetLife") to perform recordkeeping and other services provided under this Agreement in connection with the Employer's qualified plan(s) identified above, which may include plans established using master or prototype qualified plan documents furnished by MetLife or other plans (the "Plan"). The Contact Person(s) listed above act(s) on the Employer's behalf until the Employer notifies MetLife otherwise in writing.


--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                             1

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

2. FUNDING VEHICLES

   2.1 The funding vehicles available under the program and for which MetLife will perform services include guaranteed interest type contracts ("GICs") issued by MetLife, separate accounts made available by MetLife or its affiliates mutual funds sold by MetLife Securities, Inc.

        Other funding vehicles may be included under the Plan if listed on APPENDIX A/PART 2 and agreed to, in writing, by MetLife. Such written consent is deemed granted upon MetLife's execution of this Agreement. If the Plan currently has GICs from other insurers, those may be held until maturity.

        All future contributions to the MetLife Guaranteed Fixed Income Account as well as monies payable due to the maturity of previously issued GICs will be funded only by MetLife GICs.

   2.2 The Employer is solely responsible for the selection of funding vehicles. The Employer's funding vehicle choices are indicated in APPENDIX A.

   2.3 MetLife makes available a Trustee under the MetLife Defined Contribution Group program ("Trustee"). The agreement between the Employer and Trustee are contained in a separate trust agreement. The Trustee is a directed trustee, subject to the directions of the Employer and/or the participants. Shares of mutual funds purchased under the program as well as assets in any MetLife separate accounts and/or any GICs (whether or not they are MetLife contracts) are held in the name of the Trustee, which is the record owner of such shares and contracts.

        If the Employer makes available a company stock funding vehicle ("Company Stock Fund") under the Plan, the Employer must obtain the services of its own trustee for such stock funding vehicle.

   2.4 The Employer acknowledges that all contributions to mutual funds and MetLife separate account funding vehicles under the Plan are aggregated with the contributions of other employers who participate under the program.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                             2

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

3. METLIFE'S SERVICES

   MetLife will provide one or more of the following services for the Plan as agreed to by the Employer and MetLife.

   3.1  PLAN ESTABLISHMENT SERVICES

        If the Plan is not a master or prototype plan sponsored by MetLife, the Employer is solely responsible for ensuring that the Plan is timely amended and is being operated in accordance with applicable law.

        If the Plan is a master or prototype plan sponsored by MetLife, MetLife will review the adoption agreement(s) and other materials completed by the Employer and/or participants to determine that the adoption agreement(s) are complete and that participants' funding choices are in conformity with the Plan. However, the Employer is solely responsible for ensuring that the Plan is complete and is being operated in accordance with applicable law.
        MetLife will not commence to perform services under this Agreement until the Plan and applicable amendments are executed by the Employer. The Employer will obtain its own legal and tax counsel before signing the Plan or amendments.

   3.2  RECORDKEEPING AND RELATED REPORTING SERVICES

        (a) Maintain a record for each participant's account and update such account records as necessary to reflect all changes affecting such accounts that are communicated to MetLife. Such records will include information concerning contribution classifications as set forth in APPENDIX B.

        (b) Allocate contributions and any forfeitures arising under the Plan, if specified in the Plan, to participants in accordance with the terms of the Plan and the information provided by the Employer, subject to the applicable limitations of the Internal Revenue Code of 1986, as amended ("Code"). Allocate contributions and any forfeitures, if specified in the Plan, on behalf of participants among the funding vehicles available under the Plan in accordance with the instructions applicable to or for those participants.

        (c) Post any withdrawals, loans, and/or transfers and/or future allocation changes among funding vehicles. Post any dividends, interest or other earnings to participants' accounts.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                             3

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

        (d) Value each participant's account as of each Business Day. A "Business Day" is a day on which MetLife's Home Office, the New York Stock Exchange, and MetLife's New York bank are all open for business. Transactions may only be processed as of a Business Day.

        (e) With respect to assets in "Outside Funding Vehicles" listed in APPENDIX A/Part 2 and/or non-MetLife GICs, MetLife may establish special rules concerning the processing of contributions, disbursements, loans, transfers, and/or distributions affecting such assets and valuation of such assets.

            If a Company Stock Fund is offered under the Plan, the Employer acknowledges that it is responsible for maintaining a sufficient cash reserve to cover participant transactions (transfers, withdrawals and distributions.) If cash is not sufficient, MetLife will delay processing all transactions.

        (f) SUBJECT TO ANY SPECIAL RULES FOR NON-METLIFE FUNDING VEHICLES, INCLUDING A COMPANY STOCK FUND AND ANY NON-METLIFE GICS, METLIFE WILL PROVIDE THE EMPLOYER AND ITS PARTICIPANTS WITH A VOICE RESPONSE SERVICE ("BENEPHONE (R)") WHICH INCLUDES: (I) THE ABILITY TO COMMUNICATE CERTAIN INFORMATION (SUCH AS ACCOUNT BALANCES BY FUNDING VEHICLE AND AMOUNTS AVAILABLE FOR LOAN AND WITHDRAWAL); (II) THE ABILITY TO TRANSFER EXISTING ACCOUNT BALANCES AND/OR CHANGE ALLOCATIONS OF FUTURE CONTRIBUTIONS AMONG FUNDING VEHICLES; (III) THE ABILITY TO MAKE CERTAIN LOAN WITHDRAWALS AND IN SERVICE WITHDRAWALS IN ACCORDANCE WITH THE ADMINISTRATIVE PROCEDURES ESTABLISHED BY THE EMPLOYER AND AGREED TO BY METLIFE; AND (IV) THE ABILITY TO HAVE EMPLOYEES ENROLL IN THE PLAN AND/OR DESIGNATE THE PERCENTAGE OF ELECTIVE DEFERRALS AND/OR AFTER-TAX CONTRIBUTIONS THEY ELECT TO HAVE DEDUCTED FROM THEIR PAY EACH PAY PERIOD. THESE SERVICES WILL BE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK, EXCEPT SUNDAYS BETWEEN 7:00 A.M. AND 3:00 P.M., EASTERN TIME AND CAN BE ACCESSED DIRECTLY VIA TOLL-FREE TOUCH-TONE TELEPHONE LINES. ADDITIONALLY FROM 9:00 A.M. TO 6:00 P.M. EASTERN TIME ON ANY BUSINESS DAY METLIFE REPRESENTATIVES WILL BE AVAILABLE TO PROVIDE THESE SERVICES VIA TOLL-FREE TELEPHONE LINES. METLIFE SHALL MAINTAIN TAPED RECORDINGS REFLECTING ALL

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                             4

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------
           TRANSACTIONS WHICH ARE PROCESSED THROUGH METLIFE REPRESENTATIVES.

       (g) Provide each participant with quarterly statements, as specified in APPENDIX D, in MetLife's standard format. A participant's statement shall show the amount credited to the participant's account and such other MetLife standard format information as the Employer and MetLife agree upon.

       (h) Provide to the Employer those reports mutually agreed to by the Employer and MetLife.

3.3.   DISBURSEMENT SERVICES

       (a) Process withdrawals by and/or distributions to participants and/or beneficiaries in accordance with instructions from the Employer following Plan provisions. Where applicable, perform federal and state (where appropriate) income tax withholding and issue Form 1O99R to report any such distributions to participants and the Internal Revenue Service. This service includes remittance of federal and applicable state withholding amounts by the MetLife Tax Department.

       (b) Process and disburse loans to participants in accordance with instructions from the Employer following Plan provisions.

3.4    REPORTING AND DISCLOSURE SERVICES

       (a) If MetLife prototype documents are used, provide copies of a Summary Plan Description of the Plan for the Employer (or other plan administrator) to review and, following review, to distribute to participants.

       (b) Provide Schedule A for Form 5500 to the Employer (or other plan administrator) and other information to assist in completing the Annual Return/Report of the Plan to be filed with the IRS on a timely.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                             5

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

      (c) Provide, on a timely basis, information to assist the Employer (or other plan administrator) in completing a Summary Annual Report of the Plan. The Employer will be responsible for drafting the Summary Annual Report and distributing it to participants.

3.5   TAX COMPLIANCE SERVICES

      (a) Based on the participant information for which MetLife keeps records and provided that the Employer has furnished MetLife with all the data it requests in the proper medium and format on a timely basis, perform tests to determine the Plan's compliance with applicable limits under Code Sections 401(a)(30), 401(k) and/or 401(m), and communicate the results of such tests to the Employer. Information required from the Employer includes, but is not limited to, those individuals classified under Code Section 414(q) as highly compensated employees and non-highly compensated employees, as well as all eligible non-participants as described under Code Section 410(b).

      (b) Based on the participant information for which MetLife keeps records and only if information needed from the Employer is timely received by MetLife in the proper medium and format, calculate and process all corrective distributions from the Plan required to comply with Code
          Section 402(g) on or before April 15th of the calendar year next following the calendar year in which the excess deferrals were made.

      (c) Based on participant information for which MetLife keeps records and only if information needed from Employer is timely received by MetLife in the proper medium and format, calculate and process all corrective distributions from the Plan required to comply with Code Section 401(k) and/or 401(m) on or before 2 1/2 months after the end of the Plan year in which the excess contributions were made, unless a later date has been agreed to by the Employer and MetLife.

      (d) Based on participant information for which MetLife keeps records and only if information needed from the Employer is received by MetLife in the proper medium and format, process corrective distributions from the Plan which are determined by the Employer as necessary to comply with Code Section 415(c).

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                             6

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

      (e) At the Employer's request and upon MetLife's consent thereto, and provided that the Employer furnishes MetLife with all data it requests in the proper medium and format, MetLife will consult with the Employer concerning the Plan's compliance with the applicable limits of Code Sections 404 and/or 415. (MetLife may charge an additional fee for providing such consulting services).

      (f) Based on the participant information for which MetLife keeps records and only if information needed from the Employer is timely received by MetLife in the proper medium and format, calculate and process all distributions required to be made from the Plan to satisfy the requirements of Code Section 401(a)(9).

      (g) MetLife will not perform any other tax compliance services, for example, top-heavy testing pursuant to Code Section 416 or minimum coverage testing pursuant to Code Section 410(b), other than those listed in Section 3.5 of this Agreement.

  3.6 LICENSED SOFTWARE

      Grant to Employer a limited, non-exclusive, non-transferable license to use the software described in APPENDIX C ("Licensed Software"). The conditions and agreements under which such Licensed Software may be used are also specified in APPENDIX C.

4. METLIFE'S PROCEDURES

  4.1 MetLife will commence services for the Plan under this Agreement after receipt and review of all necessary documentation. If any document or information is missing, incomplete or improperly filled out, commencement of services for the Plan may be delayed until the omissions or errors have been corrected.

  4.2 MetLife will process transactions in accordance with this Agreement and the Employer's instructions received by MetLife. The Employer's instructions (as well as any other materials submitted by the Employer to MetLife) will be specified in the form of a tape, diskette or other computer readable media or

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                             7

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


      in writing in a format determined by MetLife. The format will include information concerning contribution classifications set forth in APPENDIX
      B. If any instructions received by MetLife are incomplete, improperly filled out or ambiguous such that a transaction on behalf of a participant cannot be processed, MetLife will attempt to resolve the matter as soon as practicable.

  4.3 Generally, contributions will be processed among the funding vehicles, according to their terms and conditions, on the Business Day following the day that MetLife has reconciled the contribution amounts with data received from the Employer and has received the funds.

      GENERALLY, TRANSFERS AND DISBURSEMENTS (LOANS, WITHDRAWALS AND DISTRIBUTIONS) WILL BE MADE ACCORDING TO THE TERMS AND CONDITIONS APPLICABLE TO THE FUNDING VEHICLES AND TRADED AT THE NET ASSET VALUES AND/OR UNIT VALUES AT THE CLOSE OF BUSINESS ON THE CURRENT BUSINESS DAY IF SUCH INSTRUCTIONS ARE RECEIVED AND PROCESSED BEFORE THAT DAY'S CLOSE OF BUSINESS FOR THE NEW YORK STOCK EXCHANGE (GENERALLY, 4:00 P.M. EASTERN
      TIME). IF INSTRUCTIONS FOR TRANSFERS AND DISBURSEMENTS ARE RECEIVED AND PROCESSED AFTER THE DAY'S CLOSE OF BUSINESS FOR THE NEW YORK STOCK EXCHANGE (GENERALLY, 4:00 P.M. EASTERN TIME) OR ON A NON-BUSINESS DAY, THEY WILL GENERALLY BE TRADED ON THE FOLLOWING BUSINESS DAY.

      A participant's transfer request, or change in allocation for future contributions request, or disbursement request will not be honored if the participant has a previous request outstanding. A transfer or disbursement may also be delayed in the event there is an insufficiency of liquid assets to effect the transaction.

  4.4 Pending the completion of the processing of contributions, MetLife will not request the wire transfer. When MetLife has reconciled contribution amounts with data received from the Employer, MetLife will request a wire transfer for the amount of the contribution. If contributions are made by check, MetLife will cash the check when it is received. However, such contributions will not be invested to the participants' accounts until MetLife has reconciled the contribution amount on the check with the data received from the Employer.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                             8

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

  4.5 In processing transactions, including transactions described in Section
      3.2 (f) of this Agreement, MetLife is acting as the agent of the Trustee to whom participants and their beneficiaries may give investment instructions. MetLife shall comply with any such instructions and will use its best efforts to effect transactions in accordance with this Section 4, but generally no later than 5 Business Days after receipt. However, MetLife does not guarantee the execution of any transaction on any particular day, and MetLife (and its subsidiaries and affiliates) will have no liability for any loss or diminution in value which may occur if transactions are not executed on a particular day.

  4.6 If the Employer and MetLife agree that participants may give telephone instructions directly to MetLife representatives in connection with certain Plan activities, then MetLife will implement those instructions on the same terms as specified herein, as if the instructions had come from the Employer. The Employer acknowledges that MetLife reserves the right to refuse any telephone instructions which are not in accordance with MetLife's standard operating procedures. A participant's request will not be honored if the participant has a previous request outstanding. Telephone instructions given directly to MetLife representatives will be recorded.

  4.7 If the Employer and MetLife agree that participants may give electronic telephone instructions in connection with certain Plan activities, then MetLife will implement those instructions on the same terms as specified herein, as if the instructions had come from the Employer. Electronic transactions will be accomplished solely by pressing the appropriate buttons on a touch-tone telephone, without the assistance of a MetLife representative on the telephone with the participant. Transactions done in this manner will be electronically recorded by MetLife. A participant's request will not be honored if the participant has a previous request outstanding. MetLife and the Employer will employ reasonable procedures to confirm that instructions communicated electronically about a participant's account are genuine.

  4.8 A written acknowledgement of any Plan activity transacted via telephone instruction to a MetLife representative or electronic telephone instruction will generally be mailed to participants within 10 Business Days after the transaction has been processed.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                             9

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

   4.9 The Employer acknowledges that the authorizations, instructions and restrictions contained in this Section 4 continue until MetLife receives written notice of any change or revocation.

5. FEES

   5.1 As consideration for its services, the Employer will pay MetLife's fees:
       The Fee Schedule shown in APPENDIX D lists the current fees in effect.

   5.2 MetLife may increase its fees upon 60 days' advance written notice to the Employer. However, no such fee increase will take effect before the first anniversary of the effective date of this Agreement. Notwithstanding the preceding, if the Employer subsequently amends the Plan resulting in other services to be performed by MetLife which are not specifically detailed in this Agreement or if the Employer requests any change in MetLife's services, MetLife may immediately increase its fees as of the effective date of such Plan amendment or change in services, upon mutual agreement between MetLife and the Employer.

   5.3 If MetLife decides to lower its fees, it may do so immediately without the required 60 days notice.

   5.4 If any of MetLife's written reports, including participant statements, are incorrect and require correction as a result of incomplete or incorrect data or information provided by the Employer then, in addition to MetLife's regular fees, Employer will pay MetLife its costs to prepare such corrected participant statements, reports or other written materials as reasonably determined by MetLife based upon the cost of the time and materials involved. MetLife will obtain the consent of Employer prior to making any such corrections.

   5.5 The Employer will pay MetLife its fees within 30 days of MetLife's bill to the Employer. Fees will be billed on a quarterly basis.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            10

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

    5.6 If the Employer does not pay MetLife's fees, MetLife, in its discretion, may receive payment from the trust. MetLife will allocate such fees to the accounts of participants or to the funding vehicles in which the accounts are invested in a manner which reasonably reflects the accounts and funding vehicles that generated such fees. Approximations may be used whenever it is not feasible to allocate such fees on an exact basis. MetLife will notify the Employer prior to making this deduction.

6.  EMPLOYER RESPONSIBILITIES

    6.1 The Employer acknowledges that it is the "plan administrator" of the Plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code and agrees to undertake the duties of plan administrator unless the Employer has appointed a third party to serve as plan administrator. Employer acknowledges that MetLife will not agree to be appointed or serve as plan administrator and acknowledges that the plan administrator, not MetLife, is responsible for meeting the reporting and disclosure requirements of ERISA and the Code. The Employer acknowledges that it is the "named fiduciary" (as defined by ERISA) for the Plan and assumes all duties of such office.

    6.2 The Employer will furnish MetLife with all the information it needs to perform its services, including Plan documents and any amendments thereto, at the time of their execution. If the Plan is subsequently amended to result in services to be performed by MetLife which are not specifically detailed in this Agreement, then MetLife retains the right to refuse to perform services under this Agreement.

        MetLife will not be responsible for: (a) the accuracy of the information provided by the Employer, (b) any services, participant statements or reports based upon inaccurate information from the Employer, or (c) failure to provide any services, participant statements or reports because of the Employer's failure to provide accurate information on a timely basis.


--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            11

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

   6.3 MetLife will only furnish materials, including mutual fund prospectuses, for funding vehicles listed under APPENDIX A/PART 1 to the Employer for distribution to participants. The Employer will be responsible for distributing such materials to participants before participants complete any instructions concerning the funding vehicles into which their Plan account(s) will be invested.

   6.4 The Employer acknowledges that MetLife will have no responsibility whatsoever with respect to any funding vehicles listed under APPENDIX A/Part 2 other than acting as a recordkeeper, which is acting solely on the Employer's instructions. The Employer will be responsible for distributing any sales material in connection with any funding vehicles listed under APPENDIX A/Part 2, unless otherwise agreed to by MetLife and the Employer.

   6.5 The Employer agrees to inform participants of the information concerning MetLife's procedures, as described in Section 4 of this Service Agreement.

   6.6 If the Employer has adopted the MetLife Basic Plan Document with non standardized Adoption Agreement 009, 010 or 018, then the Employer is responsible for obtaining IRS determination letters with respect to the Plan's qualification. In this regard the Employer will be filing as an adopter of a prototype plan.

       If the Plan is not a master or prototype plan sponsored by MetLife, or if an Employer has adopted the MetLife Basic Plan Document with any of the MetLife Adoption Agreements where such Basic Plan Document and Adoption Agreements have been amended so that they no longer comply, in form, with the documents originally filed by MetLife with the IRS, then the Employer will be solely responsible for obtaining the IRS qualification of the Plan and maintaining such qualification in the future. In this regard, the Employer is filing as the adopter of an individually designed plan.

   6.7 If loans are made available under the Plan and the Plan requires such loans to be secured with a promissory note signed by the participant, then the Employer will be responsible for obtaining and retaining such signed promissory note prior to releasing the loan amount to the participant.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            12

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

   6.8 The Employer will be solely responsible for determining the "qualification" of a domestic relations order. In this regard, MetLife as recordkeeper for the Plan, will follow the Employer's direction for establishment and distribution of an alternate payee's account. The Employer agrees to indemnify and hold MetLife harmless from any adverse tax consequences or other liability to the Plan which may result from following such direction of the Employer.

   6.9 The Employer will be solely responsible for determining the beneficiary or beneficiaries to whom payment of a participant's account is to be made. Additionally, the Employer will be solely responsible for providing participants with the Special Tax Notice, qualified joint and survivor annuity notice and/or pre-retirement survivor annuity notice on a timely basis and ensuring that any applicable participant waivers and/or spousal consent are obtained before any payment from a participant account is made. In this regard, MetLife as recordkeeper for the Plan, will follow the Employer's direction for distribution. The Employer agrees to indemnify and hold MetLife harmless from any adverse tax consequences or other liability to the Plan which may result from following such direction of the Employer.

   6.10 Requirements of the Plan needed to satisfy Labor Reg. Section 2550.404(c)-1 will be the responsibility of the Employer, unless the Employer and MetLife agree otherwise.

7. WARRANTY AND LIMITATION OF REMEDY AND LIABILITY

   7.1 MetLife does not warrant that its services hereunder will be uninterrupted or error free; but MetLife does agree that such services will be provided without any willful misconduct, negligence, bad faith, or failure to use due care on its part. For purposes of this Agreement, negligence means a failure to use reasonable diligence and the degree of skill and judgment possessed by one experienced in furnishing comparable services to savings plans of similar size with characteristics similar to those of the Plan. MetLife's liability under this warranty is limited to the obligation to correct any errors in service attributable solely to MetLife without additional charge to the Employer.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            13

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

   7.2 Any modifications to these services made by anyone other than MetLife shall cancel this warranty as to such services.

   7.3 EXCEPT AS PROVIDED IN THIS AGREEMENT, METLIFE MAKES NO WARRANTIES EITHER EXPRESSED OR IMPLIED, AS TO ITS SERVICES, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

   7.4 MetLife agrees to reimburse the Employer for any actual losses, including interest and/or earnings or losses attributable to Plan assets, it suffers as a direct result of any negligence, willful misconduct, bad faith or failure to use due care by MetLife in providing services under this Agreement. Except as otherwise provided in the preceding sentence, the Employer agrees that METLIFE'S LIABILITY IN CONNECTION WITH ANY SUCH NEGLIGENCE, WILLFUL MISCONDUCT, BAD FAITH OR FAILURE TO USE DUE CARE WILL NOT INCLUDE LOST PROFITS, PENALTIES, FINES, DIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL OR PUNITIVE DAMAGES WHETHER OR NOT FORESEEABLE.

8. METLIFE'S LIABILITY; INDEMNIFICATION

   8.1 The Employer agrees that MetLife's duties under this Agreement are intended to be ministerial in nature and do not involve the exercise of discretion with respect to Plan recordkeeping or the management and administration of the Plan. MetLife has no responsibility or liability for the Employer's selection of funding vehicles for the Plan or for any participant's selection of the funding vehicles in which his or her account is invested, or for any loss or diminution in value occasioned thereby.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            14

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

   8.2 MetLife accepts no liability for the operation of the Plan or for the ability of the Plan to pay any particular amount of benefits. MetLife takes no responsibility whatsoever for the validity, tax qualification or tax effect of the Plan except that, where the Plan is established using master or prototype documents furnished by MetLife, MetLife agrees that such documents in form comply with the requirements for qualification under Code Section 401(a) (or will comply with such requirements by the required date for compliance). MetLife's only obligation is to perform its services in accordance with this Agreement.

   8.3 The Employer will defend, indemnify and hold MetLife, its subsidiaries, affiliates, employees, officers and directors harmless from any and all loss, damage, penalty, liability, cost and expense incurred by, imposed upon or asserted against them by any person, including the Employer, its affiliates, officers, employees, agents or subcontractors, by reason of any claim, judicial or regulatory proceeding arising from any act or failure to act in connection with the services provided under this Agreement, except where such loss, damage, penalty, liability, cost or expense was a consequence of MetLife's or such other person(s) willful misconduct, negligence, bad faith, or failure to use due care.

   8.4 MetLife will have no duty or obligation to defend against any legal action or proceeding brought by a participant with respect to the Plan. However, at the Employer's request and expense, MetLife will make available to the Employer or its counsel, such evidence relevant to such action or proceeding as MetLife may have as a result of its services hereunder.

   8.5 In the event of any claim, suit or proceeding by a third party against MetLife that is subject to indemnification under this Section 8, MetLife will give prompt written notice to the Employer and the Employer may assume the defense thereof by counsel of its selection. If the Employer does not assume the defense of any such claim, suit, or proceeding, MetLife will defend with counsel of its choice and the Employer will pay MetLife for all costs (including attorney's fees) MetLife incurs thereby.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            15

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


9.  TERMINATION

    9.1 This Agreement, effective as of the date indicated on page 1, may be terminated upon 90 days written notice from either party to the other, specifying the date of termination. If mutually agreed to in writing by MetLife and the Employer, an earlier date of termination of the Agreement may be specified.

    9.2 Upon termination of this Agreement, MetLife will cease to provide the services described in this Agreement and the Employer will cease using MetLife's master or prototype plan documents and trust arrangement made available under the MetLife Defined Contribution Group program. The Employer acknowledges that any GICs entered into with MetLife must be held in accordance with the terms of the Group Annuity Contracts.

    9.3 Upon termination of this Agreement, MetLife will send the Employer a copy of MetLife's records concerning the Plan or will send such copy to another party named by the Employer. A charge may be imposed if the Employer requests that records be sent in other than MetLife's standard format.

10. DELAYS OR FAILURES

    Neither party will be liable for any delay or failure in performance of this Agreement resulting directly or indirectly from any cause beyond the control of that party, including, without limitation, acts of nature, governmental actions, fire, labor difficulty, shortages, civil disturbances, transportation problems, interruptions or unavailability of power or other utilities, unavailability of communications facilities, or failure of MetLife's suppliers.

11. SURVIVAL

    The provisions set forth in Sections 7.1, 7.2, 7.3, 7.4, 8.1, 8.2, 8.3, 8.4 and 8.5 will survive the termination of this Agreement for six (6) years. Termination will not affect the Employer's obligation to pay fees, and any interest, due for services provided through the date of termination.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            16

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

12. SERVICE GUARANTEE

    Notwithstanding any provision of this Agreement, the following Service Guarantee supersedes anything inconsistent with those provisions: IF FOR ANY REASON THE EMPLOYER IS NOT SATISFIED WITH METLIFE'S RECORDKEEPING SERVICES RENDERED IN CONNECTION WITH THIS AGREEMENT, THE EMPLOYER MAY DEDUCT 20% (TWENTY PERCENT) OF THE CHARGES FOR THE PERIOD APPEARING ON ITS NEXT BILL. THE EMPLOYER ONLY HAS TO MARK THE REDUCTION ON THE BILL AND INDICATE THE PROBLEM ON THE FACE OF THE BILL SO THAT IT MAY BE RESOLVED.

13. WAIVER; ASSIGNMENT; AMENDMENT; GOVERNING LAW

    13.1 The failure of either party to strictly enforce any provision of this Agreement shall not operate as a waiver of such provision or release either party from its obligations under this Agreement strictly in accordance with such provision.

    13.2 Neither MetLife nor the Employer may assign this Agreement without the written consent of the other party.

    13.3 This Agreement may be amended only by a written amendment signed by both parties.

    13.4 This Agreement will be governed by the laws of the State of New York except to the extent that federal law may preempt or supersede such state law.

    13.5 This Agreement constitutes the entire Agreement between the parties and supersedes all previous oral and written statements concerning its subject matter.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            17

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

14. SERVICE AGREEMENT SIGNATURES

    EMPLOYER

    By:   Halter Marine Group, Inc.
          ----------------------------------------------------------------------
          /S/ KEITH L. VOIGTS
          KEITH L. VOIGTS
          SR. VICE PRESIDENT, FINANCE
          ----------------------------------------------------------------------
          PRINT NAME AND TITLE

Dated:    DECEMBER 19, 1996
          ----------------------------------------------------------------------


METROPOLITAN LIFE INSURANCE COMPANY

By:       CHET WYDRINSKI
          ----------------------------------------------------------------------
          CHET WYDRINSKI, ASST. V.P.
          ----------------------------------------------------------------------
          PRINT NAME AND TITLE

Dated:    1/14/97
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            18

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


                                   APPENDIX A

                               FUNDING VEHICLES

1.   PROGRAM FUNDING VEHICLES

     A. METLIFE FUNDING OPTIONS

        [ ] Guaranteed Fixed Income Account

        [X] MetLife Guaranteed Fixed Income Account

        [ ] MetLife Real Estate Account

        [ ] MetLife Stock Market Index Guarantee Account

     B. MUTUAL FUNDS SOLD BY METLIFE SECURITIES, INC.

        [X] SSR Equity Income Fund

        [ ]

        [ ]

        [ ]

    C.  SELF DIRECTED BROKERAGE ACCOUNT (SDA) FUND

        [ ] SDA

2.  OUTSIDE FUNDING VEHICLES

        [X] Company Stock

        [X] Loomis Sayles Small Cap Fund
            --------------------------------------------------------------------
        [X] Founders Balanced Fund
            --------------------------------------------------------------------
        [X] Oakmark Fund
            --------------------------------------------------------------------
        [X] Warbury Pincus International Equity Fund
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            19

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

                                  APPENDIX B

                          CONTRIBUTION CLASSIFICATIONS

Each participant record will be maintained with the following contribution classifications:

        Basic Before-Tax 401(k) Contributions
        Supplemental Before-Tax 401(k) Contributions
        Employer Matching Contributions
        Employer Profit Sharing Contributions
        Rollover Contributions


--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            20

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


                                  APPENDIX C

                               LICENSE AGREEMENT

1. MetLife hereby grants to the Employer a limited, non-exclusive, non-transferable license to use the software described in paragraph 2 of this APPENDIX C ("Licensed Software"), solely for the purpose of conducting Employer's internal business affairs during the term of this License Agreement. Paragraph 2 may be modified at MetLife's sole discretion to include additional software products from time to time. If additional software products are added to paragraph 2, MetLife will send them to the Employer and the Employer will have thirty (30) days in which either to accept or reject the new additional software products. If the Employer accepts the additional software products, their use will be governed by the terms of this License Agreement. If the Employer rejects the additional software products, the Employer must send the rejected software and a notice to MetLife indicating such rejection within the thirty (30) day period. Failure to reject any product shall constitute acceptance of the product and the terms under which it may be used. For the purpose of this License Agreement, "Employer's internal business affairs" is: (1) access by Employer's employees to simulated benefit information in an interactive fashion through the use of personal computers; (2) access by the Employer to a data entry screen for participant contributions through the use of personal computers; or (3) use by the Employer to enter and transmit savings plan and related data. Employer will not use the Licensed Software for any other purpose, including without limitation, on a time-sharing or facilities management basis, or to operate a service bureau. For the purpose of this License Agreement, the term "Licensed Software" shall mean and include MetLife's proprietary computer software (object code form only) described in paragraph 2, including but not limited to, screens, code, information, documentation, in whatever form of medium, as well as all ideas, concepts, techniques, designs, and inventions embodied in said information and documentation as well as generated by or arising from this information or documentation.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            21

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


   Employer acknowledges that the Licensed Software is the property and a trade secret of and copyrighted by MetLife and that this License Agreement grants Employer no title or rights of ownership in the Licensed Software. Employer further agrees that all right, title and interest in the Licensed Software, including all rights under the Copyright Act, together with all copies thereof, is vested entirely in MetLife and no other permission to use is to be implied other than that expressly stated herein. Employer shall not have the right to modify or enhance the Licensed Software, in any manner whatsoever unless MetLife, in its sole discretion, has given its written permission in advance of such action.

2. SOFTWARE AVAILABLE TO METLIFE SAVINGS PLAN PROGRAM CLIENTS

   (A) TAX BENEFITS AND CUMULATIVE SAVINGS PROJECTION MODEL

       This software shows the monetary advantages of investment in a savings plan. The software offers the user the ability to illustrate potential tax savings, potential savings accumulation over time, and different loan scenarios.

   (B) CONTRIBUTION DISKETTE

       This customized diskette allows MetLife to receive company savings plan contribution information and related information in a format that is compatible with MetLife's computer system.

3. CONFIDENTIALITY OF METLIFE LICENSED SOFTWARE INFORMATION

   Employer recognizes that the Licensed Software, and all copies thereof, are and shall remain proprietary and trade secret to MetLife, developed and owned solely by MetLife. In that connection, Employer warrants that Employer will keep the Licensed Software in Employer's exclusive possession and in strictest confidence at all times, and will not, except as permitted by this License Agreement, use, disclose, reproduce, or otherwise reveal the Licensed Software to any third parties. Employer further agrees not to exploit, modify, disassemble, decompile, reverse engineer, duplicate or prepare derivative works based upon the Licensed Software, or assist others in doing so.


--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            22

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

4. RIGHTS TO COPY AND TO FORM UPDATED WORKS

   (a) Employer may make five (5) copies of the Tax Benefits and Cumulative Savings Projection Model Licensed Software for Employer's internal use only. Once this limit is reached the prior express written consent of MetLife is required to make additional copies of the Licensed Software.

   (b) With reference to copies it makes of the Licensed Software, Employer agrees to reproduce any of MetLife's copyright notices and any proprietary legends appearing thereon and to include the same on all copies it makes in whole or in part. If MetLife's copyright notice appears in machine readable form, Employer agrees to reproduce such notice in such form in which it appears to the extent it is physically possible to do so.

5. LICENSE WARRANTY

   METLIFE REPRESENTS AND WARRANTS THAT IT HAS THE RIGHT AND POWER TO ENTER INTO THIS AGREEMENT, AND TO GRANT THE LICENSES AND RIGHTS GRANTED HEREUNDER, AND THAT TO THE BEST OF ITS KNOWLEDGE AND BELIEF, THERE ARE NO OUTSTANDING ASSIGNMENTS, GRANTS, LICENSES, ENCUMBRANCES, OBLIGATIONS OR AGREEMENTS TO WHICH IT IS A PARTY OR BY WHICH IT IS BOUND, WHICH ARE INCONSISTENT WITH THIS AGREEMENT.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            23

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

6. TERMINATION OF LICENSE

   This License Agreement shall be in force as long as the Service Agreement between MetLife and the Employer is in effect.

   Upon the termination of this License Agreement, the license to use the Software described herein and all other rights granted hereunder to Employer shall immediately cease, and Employer shall immediately:

   (a) Return the Licensed Software to MetLife together with all code and documentation, respecting the Licensed Software, which were delivered to Employer by MetLife under this Agreement.

   (b) Purge all copies of the Licensed Software or any portion thereof from all personal or other computers and from any computer storage medium or device on which Employer has placed or permitted others to place the Licensed Software; and

   (c) Upon request, confirm in writing to MetLife that Employer has complied with all of its obligations under this Section.

   MetLife shall have the right to terminate the license to use the software described in this Agreement prior to the termination of the Service Agreement without further obligation or liability to Employer if Employer commits any breach of the License Agreement and fails to remedy such breach within thirty
   (30) days after receipt of written notice by MetLife of such breach or if a claim is made that the software infringes a U.S. patent or copyright.



               EMPLOYER RECOGNIZES THAT IRREPARABLE HARM CAN BE


--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            24

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

   OCCASIONED TO METLIFE BY THE UNAUTHORIZED DISCLOSURE, REPRODUCTION OR USE OF THE LICENSED SOFTWARE AND THAT MONETARY DAMAGES WILL BE INADEQUATE TO COMPENSATE METLIFE FOR SUCH BREACH. THE EMPLOYER AGREES THAT IN THE EVENT
   OF SUCH BREACH OF THIS LICENSE AGREEMENT, METLIFE SHALL BE ENTITLED TO A PRELIMINARY INJUNCTION AND AN ORDER OF SEIZURE AND IMPOUNDMENT UNDER
   SECTION 503 OF THE COPYRIGHT ACT (OR ANY COMPARABLE PROVISION OF STATE OR FEDERAL LAW THEN APPLICABLE) BASED UPON AN EX PARTE APPLICATION TO PROTECT AND RECOVER THE LICENSED SOFTWARE AND THE EMPLOYER WILL NOT OBJECT TO THE ENTRY OF AN INJUNCTION OR OTHER EQUITABLE RELIEF AGAINST EMPLOYER ON THE BASIS OF AN ADEQUATE REMEDY AT LAW OR OTHER REASON. THIS REMEDY SHALL BE IN ADDITION TO ANY OTHER REMEDIES AVAILABLE TO METLIFE.

7. PATENT AND COPYRIGHT INDEMNITY AS TO METLIFE'S LICENSED SOFTWARE

   MetLife agrees to defend at its expense any suits against Employer based upon a claim that the Licensed Software infringes a U.S. patent or copyright, and to pay costs and damages finally awarded in any such suit, provided that MetLife is notified promptly in writing of the suit and, at its expense, is given sole control of said suit and all reasonable assistance from Employer in defense of the same.

8. DISCLAIMER AS TO LICENSED SOFTWARE

   METLIFE PROVIDES AND LICENSES THE LICENSED SOFTWARE ON AN "AS IS" BASIS. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, METLIFE MAKES NO WARRANTIES EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THOSE CONCERNING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. METLIFE WILL NOT BE LIABLE TO EMPLOYER FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            25

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

9.  SURVIVAL

    The provisions set forth in Sections 3, 4, 6, and 8 of this APPENDIX C will survive the termination of this License Agreement for three (3) years and those set forth in Section 7 of this APPENDIX C will survive such termination for five (5) years.

10. LICENSE AGREEMENT SIGNATURES


    EMPLOYER

    By:    Halter Marlin Group, Inc.
           ---------------------------------------------------------------------

           /S/ KEITH L. VOIGTS

           KEITH L. VOIGTS, SR. VICE PRESIDENT, FINANCE
           ---------------------------------------------------------------------
           PRINT NAME AND TITLE

    Dated: DECEMBER 19, 1996



    METROPOLITAN LIFE INSURANCE COMPANY


    By:    CHET WYDRINSKI
           ---------------------------------------------------------------------

           CHET WYDRINSKI, ASST. V.P.
           ---------------------------------------------------------------------
           PRINT NAME AND TITLE

    Dated: 1/14/97
           ---------------------------------------------------------------------


--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            26

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

                                   APPENDIX D

                                  FEE SCHEDULE

 . Annual fee to provide recordkeeping and administrative services is $28.00 per participant.

SUMMARY OF SERVICES

 .  Prototype Plan Document and assistance in choosing Plan Provisions,

 . New Plan installation: analysis and establishment of plan provisions on our system,

 .  Range of quality funding options,

 .  Trusteeship with Chase Manhattan Bank, N.A. (excludes company stock),

 . No increase in the Total Annual Recordkeeping/Administration Fee or the Fees for Additional Participants through December 31, 1998. Optional Services Not Included,

 . Comprehensive employee communications and enrollment package. The per participant fee assumes 24 days of education/enrollment meetings per year. If Halter Marine utilizes less than 24 days of meetings, the per participant fee will be reduced accordingly,

 .  PC Modeling Software for Tax Savings, Loan and Investment Illustrations,

 .  Semi-Annual on-site Enrollment Meetings,

 .  Summary Plan Description,

 .  Assigned Primary Administrator and Back-Up Administrator,

 .  Assigned Account Executive/Consultant,

 . Disbursement (check and documentation) mailed directly to participant's residence,

--------------------------------------------------------------------------------
METLIFE DEFINED CONTRIBUTION GROUP                                            27

HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

SUMMARY OF SERVICES (CONT'D)

 .  Ongoing Administrative and Investment Review Meetings,

 .  Administration manual,

 .  Comprehensive management and participant reports,

 .  Quarterly statements mailed directly to the participant's residence,

 .  Loan, Withdrawal and Distribution Processing,

 .  Preparing and Filing of Forms 1099

 . Preparation of Signature Ready Form 5500, Summary Annual Report (SAR) and related tax reporting,

 .  Semi-Annual 401(k)/401(m) Nondiscriminating Testing,

 . Assistance regarding and Legislative changes. Plan Sponsor support relative to Plan Design, IRS and ERISA issues,

 .  800 number support with interactive voice response and Customer Service
   Representatives.

OPTIONAL SERVICES

 .  Manual data entry - $2.50 per entry (e.g. contributions, fund elections...),

 .  Customized video for enrollment - approximately $7,500,

 .  Processing of additional input tapes or diskettes - $75 per tape or diskette,

 .  Additional 401(k)/401(m) nondiscrimination tests - $750 per test,


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HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------

OPTIONAL SERVICES (CONT'D)

 .  Calculations and refund of excess contributions - $25 per participant,

 .  Special allocations (e.g. profit sharing, expenses  ) - $250 per allocation,

 .  Special mailing (e.g. Federal Express) and handling - at cost,

 .  Special reports and processing - $75 per hour,

 .  IRS prototype plan filing fees, if any - at cost,

 .  Metlife Prototype Plan Document is properly adopted and executed,

 . Information is consolidated and provided from a single source to MetLife and submitted 12 times per year via electronic media in our prescribed format,

 . All reports, statements and other plan sponsor communications are sent to and handled through one client location,

 . MetLife will provide two 401(k)/401(m) nondiscrimination tests each year based upon receipt of the necessary information from the plan sponsor. The data includes a list the highly compensated individuals as defined by the Internal Revenue Service and all information required by the tests for eligible participating and non-participating employees.

PLEASE CONSULT US IF YOU DESIRE ANY CHANGES IN THE ABOVE ASSUMPTIONS AS THEY MAY RESULT IN AN INCREASE OR DECREASE IN THE FEES QUOTED.

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METLIFE DEFINED CONTRIBUTION GROUP                                            29
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HALTER MARINE GROUP, INC.
--------------------------------------------------------------------------------


SERVICE GUARANTEE

If for any reason you are not completely satisfied with our service, just notify us by indicating the problem on your next bill, and you can reduce your bill for the period by 20%. All that we ask is that you let us know what the problem was so we can correct it.

No if, ands or buts.

PLAN CONVERSION

PLAN CONVERSION:

 .   Analysis of existing Plan

 .   Establish plan provisions on the MetLife's recordkeeping system Fee: $5,000 assumes receipt of fully reconciled data from prior recordkeeper.

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METLIFE DEFINED CONTRIBUTION GROUP                                            30

                METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA

                   METLIFE DEFINED CONTRIBUTION GROUP PROGRAM




                    DEFINED CONTRIBUTION BASIC PLAN DOCUMENT



                                                               November 29, 1994
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                                                                          Page
                                                                          ----

INDEX OF TERMS.......................................................... viii-ix

ARTICLE 1 INTRODUCTION

   1.1  Establishment of Plan..............................................   1
   1.2  Plan Documents.....................................................   1
   1.3  Paired Plans.......................................................   1

ARTICLE 2 DEFINITIONS

   2.1  Actual Deferral Percentage.........................................   2
   2.2  Adoption agreement.................................................   2
   2.3  Average Monthly Compensation.......................................   2
   2.4  Beneficiary........................................................   2
   2.5  Code...............................................................   2
   2.6  Effective Date.....................................................   3
   2.7  Elective Deferrals.................................................   3
   2.8  Employee...........................................................   3
   2.9  Employer...........................................................   4
   2.10 ERISA..............................................................   4
   2.11 Excess Aggregate Contributions.....................................   4
   2.12 Excess Contributions...............................................   5
   2.13 Excess Elective Deferrals or Excess 401(k) Savings Contributions...   5
   2.14 Level Funding Amount...............................................   5
   2.15 Owner-employee.....................................................   5
   2.16 Participant........................................................   5
   2.17 Plan...............................................................   5
   2.18 Plan administrator.................................................   6
   2.19 Plan Compensation..................................................   6
   2.20 Plan year..........................................................   8
   2.21 Qualified Matching Contributions...................................   8
   2.22 Qualified Non-elective Contributions...............................   8
   2.23 Self-employed individual...........................................   9
   2.24 Shareholder-employee...............................................   9
   2.25 Sponsor............................................................   9

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   2.26 Target Benefit.....................................................   9
   2.27 Trust..............................................................   9
   2.28 Trustee............................................................   9
   2.29 Straight Life Annuity..............................................   9

ARTICLE 3 DEFINITIONS AND RULES RELATING TO SERVICE

          PART A: HOURS OF SERVICE METHOD

   3A.1 Applicability of Part A............................................  10
   3A.2 Year of Service....................................................  10
   3A.3 Hour of Service....................................................  10
   3A.4 One-Year Break in Service..........................................  12
   3A.5 Employment Years Defined...........................................  12
   3A.6 Eligibility Computation Period.....................................  13
   3A.7 Vesting Computation Period.........................................  13
   3A.8 Counting Years of Service for Participation........................  13
   3A.9 Years of Service for Vesting.......................................  14
   3A.10 Service With Other Organizations..................................  14

          PART B: ELAPSED TIME METHOD

   3B.1 Applicability of Part B............................................  15
   3B.2 Service............................................................  15
   3B.3 Definitions Relating to Service....................................  15
   3B.4 Certain Service Before Eligibility Disregarded.....................  17
   3B.5 Service for Vesting................................................  17
   3B.6 Service With Other Organizations...................................  18

ARTICLE 4 PARTICIPATION

   4.1  Eligible Employees.................................................  19
   4.2  Age and Service Requirements.......................................  19
   4.3  Participation......................................................  20
   4.4  Termination of Participation.......................................  21
   4.5  Re-entry of Former Participant.....................................  21
   4.6  Transfers..........................................................  21

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ARTICLE 5 EMPLOYEE 401(k) SAVINGS CONTRIBUTIONS:
          AVERAGE DEFERRAL PERCENTAGE TEST

   5.1  Eligibility....................................................... 22
   5.2  Limits on Amount.................................................. 22
   5.3  Procedures........................................................ 23
   5.4  Collection of 401(k) Savings Contributions........................ 24
   5.5  Savings Contributions Account..................................... 24
   5.6  401(k) Limits..................................................... 24
   5.7  Deferral Percentage............................................... 26
   5.8  Higher and Lower Paid Groups Defined.............................. 29
   5.9  Monitoring Participants' Deferral Percentages; Adjustments........ 31
   5.10 Treatment of Participant Who Reaches $7,000 Limit................. 35

ARTICLE 6 AFTER-TAX EMPLOYEE SAVINGS CONTRIBUTIONS;
          AVERAGE CONTRIBUTION PERCENTAGE TEST

   6.1  Eligibility....................................................... 36
   6.2  Limits on Amount.................................................. 36
   6.3  Procedures; Plan Administrator Rules.............................. 36
   6.4  Collection of After-Tax Employee Contributions.................... 36
   6.5  After-Tax Employee Contributions Account.......................... 37
   6.6  401(m) Limits..................................................... 37
   6.7  Contribution Percentage Defined................................... 37
   6.8  Special Rules..................................................... 39
   6.9  Additional Limits for Plans Subject to Both 401(k) and 401(m)
        Limits............................................................ 42

ARTICLE 7 ROLLOVERS AND DEDUCTIBLE EMPLOYEE
          CONTRIBUTIONS

   7.1  Rollover Contributions............................................ 43
   7.2  Qualified Voluntary Employee Contributions........................ 44
   7.3  Withdrawals....................................................... 45


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ARTICLE 8 EMPLOYER CONTRIBUTIONS; AMOUNT AND ALLOCATION

   8.1   Amount of Employer Contribution................................... 46
   8.2   Profit-Sharing Plans.............................................. 46
   8.3   Money Purchase Pension Plans...................................... 48
   8.4   Target Benefit Plans.............................................. 49
   8.5   Employer Matching Contributions................................... 50
   8.6   Persons Entitled to Share in Allocations.......................... 53
   8.7   Allocation Rules.................................................. 54
   8.8   Determination of Level Funding Amount............................. 59

ARTICLE 9 BENEFITS UPON RETIREMENT OR DISABILITY

   9.1   Retirement Dates.................................................. 62
   9.2   Disability Retirement............................................. 63
   9.3   Retirement Benefits............................................... 63
   9.4   Method of Payment................................................. 65
   9.5   Married Participants.............................................. 66
   9.6   Unmarried Participants............................................ 69

   9.6A. Direct Rollover Requirements...................................... 70

   9.7   Distribution Requirements......................................... 71
   9.8   Required Beginning Date........................................... 73
   9.9   Transitional Rule................................................. 74
   9.10  Date Benefit Payments Begin....................................... 75
   9.11  Annuities Nontransferable......................................... 76

ARTICLE 10 BENEFITS UPON DEATH

   10.1  Benefits upon Death............................................... 77
   10.2  Method of Payment................................................. 79
   10.3  Qualified Preretirement Survivor Annuity.......................... 79
   10.4  Limitation on Installment or Annuity Payment of Death Benefits.... 81
   10.5  Beneficiary....................................................... 85
   10.6  Safe Harbor Rules................................................. 86
   10.7  Transitional Rules................................................ 87


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ARTICLE 11 TERMINATION OF EMPLOYMENT AND VESTED INTEREST

    11.1  Vested Interest in Accrued Benefit...............................  90
    11.2  Changes in Vesting Schedule......................................  90
    11.3  Payment of Vested Interest.......................................  90
    11.4  Forfeiture of Non-Vested Interest................................  91
    11.5  Protections Upon Resumption of Employment........................  91
    11.6  Calculating Vested Interest After Account Distribution...........  91

ARTICLE 12 IN-SERVICE DISTRIBUTIONS AND WITHDRAWALS; LOANS

    12.1  Withdrawal of After-Tax Contributions............................  92
    12.2  In-Service Withdrawals from Profit Sharing Plans.................  93
    12.3  In-Service Withdrawals from 401(k) plans.........................  94
    12.4  In-Service Withdrawals from Money Purchase Plan or Target Benefit
          Plan.............................................................  97
    12.5  Loans............................................................  97

ARTICLE 13 MAXIMUM LIMITATIONS ON ALLOCATIONS

    13.1  Section 415 Definitions.......................................... 101
    13.2  No Participation in Other Qualified Plans........................ 106
    13.3  Participation in Other Qualified Master or Prototype Defined
          Contribution Plans............................................... 107
    13.4  Participation In Another Qualified Plan, Other Than Master or
          Prototype Plans.................................................. 107
    13.5  Estimated Limitation............................................. 107
    13.6  Apportionment Between Plans...................................... 108
    13.7  Excess Amounts................................................... 108
    13.8  Defined Benefit and Defined Contribution Plan.................... 109

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ARTICLE 14 TOP-HEAVY PROVISIONS

   14.1   Application of Article..........................................  110
   14.2   Top-Heavy Definitions...........................................  110
   14.3   Minimum Allocation..............................................  113
   14.4   Apportionment of Minimum Benefits Between Multiple Plans........  114
   14.5   Minimum Vesting Schedule........................................  114
   14.6   Top Heavy Adjustments in Section 415 Fractions..................  114
   14.7   Additional Provisions For Paired Defined Contribution and
          Defined Benefit Plans...........................................  115

ARTICLE 15 ACCOUNTS AND INVESTMENTS

   15.1   Separate Accounts...............................................  117
   15.2   Investment Media; Participant Investment Directions.............  117
   15.3   Rules for Exercise of Investment Options........................  119
   15.4   Segregated Accounts.............................................  119
   15.5   Life Insurance Contracts........................................  120
   15.6   Mutual Fund Shares..............................................  121
   15.7   Expenses........................................................  123

ARTICLE 16 ADMINISTRATION OF THE PLAN

   16.1   Plan Administrator..............................................  124
   16.2   Administration of Plan..........................................  124
   16.3   Reporting and Disclosure........................................  125
   16.4   Records.........................................................  125
   16.5   Compensation and Expenses.......................................  125
   16.6   Claims Procedure................................................  125
   16.7   More than One Employer..........................................  126

ARTICLE 17 AMENDMENT, TERMINATION OR MERGER OF PLAN

   17.1   Amendment by Sponsor............................................  127
   17.2   Amendment by Employer...........................................  127
   17.3   Restrictions on Amendments......................................  128
   17.4   Termination of Plan.............................................  129
   17.5   Disposition and Termination of Trust............................  129
   17.6   Merger of Plans.................................................  129

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ARTICLE 18 TRANSFERS FROM OR TO OTHER QUALIFIED PLANS

   18.1  Transfers from Another Plan of the Employer.......................  130
   18.2  Transfers to Other Plans..........................................  130

ARTICLE 19 MISCELLANEOUS

   19.1  Prohibited Diversion..............................................  131
   19.2  Failure to Attain or Retain Qualification.........................  131
   19.3  Nonalienation.....................................................  131
   19.4  Qualified Domestic Relations Orders...............................  131
   19.5  Limitation on Rights Created by Plan..............................  133
   19.6  Allocation of Responsibilities....................................  133
   19.7  Return of Contributions...........................................  133
   19.8  Current Address of Payee..........................................  134
   19.9  Controlled Group..................................................  134
   19.10 Affiliated Service Groups.........................................  134
   19.11 Other Aggregated Groups...........................................  134
   19.12 Leased Employees..................................................  135
   19.13 Control of Trades or Businesses by Owner Employee.................  135
   19.14 Application of Plan's Terms.......................................  136
   19.15 Rules of Construction.............................................  137
   19.16 Governing Law.....................................................  137
   19.17 Payment for Minor or Incompetent..................................  137

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                                 INDEX OF TERMS
                                 --------------

     The items listed below are defined, explained or clarified in the plan sections or articles indicated.

Adoption agreement.............................            2.2
Allocation rules...............................            8.7
Annual additions...............................           13.1(a)

Beneficiary....................................      2.4, 10.5

Code...........................................            2.5
Claims procedure...............................           16.6
Compensation for Purposes of Code Section 415..           13.1(b)
(See also "plan compensation")
Contribution percentage........................            6.7

Deferral percentage............................            5.7

Eligible employee..............................            4.1
Employee.......................................            2.8
Employer.......................................      2.9, 13.1(c)
ERISA..........................................           2.10
Excess 401(k) savings contributions............            5.9(a)

Financial hardship.............................          12.2(b), 12.3(c)
401(k) limits..................................  5.2, 5.6, 6.9
401(m) limits..................................  6.2, 6.6, 6.9

Hour of service................................           3A.3
Higher paid group..............................            5.8(a)

Limitation year................................           13.1(h)
Loans..........................................           12.5
Lower paid group...............................            5.8(b)

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Method of payment...........................         9.4,10.2

One-year break in service...................             3A.4
Owner-employee..............................             2.15

Paired plans................................              1.3
Participant.................................             2.16
Participation...............................    Article 4,4.3
Plan........................................             2.17
Plan administrator..........................  Article 16,2.18
Plan compensation...........................        2.19, 8.7(e)
Plan service................................        Article 3
Plan year...................................             2.20

Qualified domestic relations orders.........             19.4
Qualified joint and survivor annuity........              9.5(a)
Qualified voluntary employee contributions..              7.2

Retirement dates............................          9.1,9.2
Rollover contributions......................              7.1

Segregated accounts.........................             15.4
Self-employed individual....................             2.23
Shareholder-employee........................             2.24
Sponsor.....................................             2.25

Top-heavy definitions.......................             14.2
Trust.......................................             2.27
Trustee.....................................             2.28

Vested interest.............................   11.1,3A.9,3B.5

Withdrawals.................................   Article 12,7.3

Year of service.............................             3A.2


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                                   ARTICLE 1

                                  INTRODUCTION

     1.1 Establishment of Plan. The employer established this plan under the name specified in the adoption agreement.

     1.2 Plan Documents. The plan consists of this defined contribution basic plan document, the adoption agreement executed by the employer, and the related trust instrument, as each may be amended from time to time.

          In this basic plan document, cross references that are arabic numbers are to an article or section of this document, and cross references that begin with a capital letter are to the adoption agreement.

1.3 Paired Plans.

          (a) Two or more plans established using this basic plan document (or the sponsor's defined benefit basic plan document) and standardized adoption agreements may be paired plans. The Code requirements for qualification of multiple plans will automatically be satisfied for paired plans, and the employer who complies with the plans' provisions may rely upon their qualification without obtaining individual determination letters from the Internal Revenue Service.

          (b) The requirements for paired plans are as follows:

          (i) Each plan uses one of the sponsor's pairable standardized adoption agreements. The following are pairable standardized adoption agreements: adoption agreements numbered (a) 001, 002, and 003, (b) 007 and 008, (c) 011, 012, 013 and 014, (d) 019 and 020 under this basic plan document; and adoption agreement numbered 002 and 004 under the defined benefit basic plan document (basic plan document 02).

          (ii) Only one of such plans is (a) an integrated profit sharing plan,
(b) a non-integrated profit sharing plan, (c) a money purchase pension plan, or
(d) a defined benefit pension plan.

          (iii) Only one of such plans is integrated with Social Security.

          (iv) Each adoption agreement specifies the employer's other paired plan(s).

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                                   ARTICLE 2

                                  DEFINITIONS

     A word or term defined in this article (or in any other article) will have the same meaning throughout the plan unless the context clearly requires a different meaning.

     2.1 Actual Deferral Percentage (ADP) shall mean, for a specified group of participants for a Plan Year, the average of the ratios (calculated separately for each participant in such group) of (1) the amount of employer contributions actually paid over to the trust on behalf of such participant for the plan year to (2) the participant's compensation for such Plan Year (limited to the portion of the plan year in which an employee was a participant, unless otherwise provided in the adoption agreement). Employer contributions on behalf of any participant shall include: (1) any elective deferrals made pursuant to the participant's deferral election, including excess elective deferrals of members of the higher paid group, but excluding (a) Excess Elective Deferrals of the lower paid group that arise solely from elective deferrals made under the plan or plans of this employer and (b) elective deferrals that are taken into account in the contribution percentage test (provided the ADP test is satisfied both with and without exclusion of these elective deferrals); and (2) at the election of the employer, qualified non-elective contributions and qualified matching contributions. For purposes of computing actual deferral percentages, an employee who would be a participant but for the failure to make elective deferrals shall be treated as a participant on whose behalf no elective deferrals are made.

     2.2 Adoption agreement means the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM adoption agreement executed by the employer to establish or amend the employer's plan and its related trust and to specify optional provisions as part of the employer's plan.

     2.3 Average Monthly Compensation means the monthly Plan Compensation of a Participant averaged over the period specified in the Adoption Agreement.

     2.4 Beneficiary means an individual or entity designated by a participant or beneficiary, or by the plan, to receive any benefit payable upon the death of the participant or beneficiary.

  2.5  Code means the Internal Revenue Code of 1986, as amended.

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     2.6 Effective Date shall mean the date specified in the adoption agreement, but no earlier than the first day of the plan year in which the adoption agreement is executed, except as otherwise provided in this section. In the event that this plan is an amended plan, the effective date of the following provisions shall be determined as follows: (a) Section 8.2(b) is effective on the later of the first day of the plan year beginning in 1986 or the initial effective date of the employer's adoption of this plan; (b) Sections 2.11, 2.12, 2.13, 2.21, 2.22, 5.6, 5.7, 5.8, 5.9, 5.10, 6.6, 6.7, and 6.8 are effective on the later of the first day of the plan year beginning in 1987 or the initial effective date of the employer's adoption of the plan; (c) Sections 6.9, 8.6(f), 8.7(d) and 11.2 are effective on the later of the first day of the plan year beginning in 1989 or the initial effective date of the employer's adoption of the plan; and (d) paragraphs (1) and (2) of section 13.1(b) are effective for plan years beginning after September 19, 1991. In addition, if a section of the plan or the adoption agreement specifies an effective date, such provision shall be effective on the later of the date specified in such section or the initial effective date of the employer's adoption of the plan.

     2.7 Elective Deferrals (or 401(k) savings contributions) shall mean any employer contributions made to the plan at the election of the participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a participant's Elective Deferral is the sum of all employer contributions made on behalf of such participant pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 402(h)(1)(B), any eligible deferred compensation plan under section 457, any plan as described under section 501(c)(18), and any employer contributions made on the behalf of a participant for the purchase of an annuity contract under section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as Excess Amounts.

     2.8 Employee means (i) a person employed by the employer and, (ii) an employee of any other employer required to be aggregated under Code Section 414(b), (c), (m) or (a) with the employer maintaining the plan, or (iii) an individual described in Section 19.12 who is deemed to be an employee of any such employer under Code Sections 414(n) or 414(o). Employee includes a self-employed individual.

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     2.9 Employer means the employer named in Part A of the adoption agreement and any other employer which has joined the plan.

          No employer may adopt a standardized plan unless each related employer that is part of the same controlled group (as defined in Section 19.9) or the same affiliated service group (as defined in Section 19.10), or that is aggregated under Section 19.11, with the employer designated in Part A of the adoption agreement joins the plan. The failure of any such related employer to join the plan will cause it to be considered a nonstandardized plan so that the employers may not rely upon the plan's qualification under Code Section 401(a) unless they obtain an individual determination letter to such effect from the Internal Revenue Service.

          In this plan, the term employer will refer to the employer named in Part A of the adoption agreement, to each adopting employer individually, or to all employers in the aggregate, as the context may require. General rules of construction appear in Section 16.7, "More Than One Employer."

     2.10 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

     2.11 Excess Aggregate Contributions shall mean, with respect to any Plan Year, the excess of:

          a. The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Higher Paid Group for such Plan Year, over

          b. The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of members of the Higher Paid Group in order of their Contribution Percentages beginning with the highest of such percentages).

          Such determination shall be made after first determining Excess Elective Deferrals pursuant to section 5.9(b) and then determining Excess Contributions pursuant to section 5.9(a).

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     2.12 Excess Contributions shall mean, with respect to any Plan Year, the excess of:

          a. The aggregate amount of employer contributions actually taken into account in computing the ADP of Higher Paid Group for such Plan Year, over

          b. The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Higher Paid Group in order of the ADPs, beginning with the highest of such percentages).

     2.13 Excess Elective Deferrals or Excess 401(k! Savings Contributions shall mean those Elective Deferrals or 401(k) savings contributions that are includible in a participant's gross income under section 402(g) of the Code to the extent such participant's Elective Deferrals or 401(k) savings contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals or Excess 401(k) Savings Contributions shall be treated as annual additions under the plan unless such amounts are distributed no later than the first April 15 following the close of the participant's taxable year.

     2.14 Level Funding Amount means that level annual amount necessary to fund a Participant's Target Benefit, using the factors specified in the Adoption Agreement.

     2.15 Owner-employee means an individual who is the sole proprietor (if the employer is a proprietorship), or who is a partner owning more than 10 percent of either the capital or profits interest (if the employer is a partnership).

     2.16 Participant means an employee who has become a participant in the plan and whose participation has not ended.

          A Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with section 1.410(b)-3(a).

     2.17 Plan means the employer's plan as set forth in this METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA basic plan document and the adoption agreement signed by the employer, including all amendments to either document.

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     2.18 Plan administrator means the person or persons designated in the adoption agreement as plan administrator to control and manage the operation and administration of the employer's plan as provided in Article 16.

2.19 Plan Compensation.

          (a) General Definition. A participant's plan compensation for a plan year means compensation as that term is defined in Section 13.1(b) of the Plan, as modified in the adoption agreement. Solely for purposes of determining the amount of a participant's 401(k) savings contributions, after-tax savings contributions and their related matching contributions, plan compensation shall include employer contributions made pursuant to a salary reduction agreement or other arrangement which are not includible in the gross income of the participant under Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b). Compensation shall include only that compensation which is actually paid to the participant during the determination period. Except as provided elsewhere in the Plan, the determination period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan Year. For a self-employed individual, plan compensation means his earned income.

          Notwithstanding the above, except with respect to determining the amount of a participant's 401(k) savings contributions, after-tax savings contributions and their related matching contributions, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement or other arrangement and which is not includible in the gross income of the Employee under sections 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code, (if elected by the Employer in the Adoption Agreement).

          For purposes of this subsection, earned income means net earnings from self employment in the trade or business with respect to which the plan is established, for which the personal services of the individual are a material income producing factor. Net earnings will be determined without regard to items excluded from gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the employer to a qualified plan to the extent deductible under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f) for taxable years beginning after December 31, 1989.

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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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          For years beginning on or after January 1, 1989, and before January 1,
1994, the annual compensation of each participant taken into account for determining all benefits provided under the plan for any year shall not exceed S200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990.

          For Plan Years beginning on or after January 1, 1994, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

          If the determination period consists of fewer than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short plan year, and the denominator of which is 12.

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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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          In determining the compensation of a participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal decedents of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted annual compensation limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this plan provides for permitted disparity), the limitation shall be prorated among such affected individuals in proportion to each such individual's compensation as determined under this section prior to the application of this limitation. If compensation for any prior determination period is taken into account in determining an employee's allocations or benefits for the current Plan Year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is $150,0(}0.

          (b) Exception. For purposes of Article 13 (Code Section 415 limits), the foregoing definition of plan compensation will not apply (see Section 13.1(b) for the applicable definition).

     2.20 Plan year means the calendar year unless another plan year is specified in the adoption agreement.

     2.21 Qualified Matching Contributions shall mean employer matching contributions which are subject to the distribution and nonforfeitability requirements of Code Section 401(k) when made.

     2.22 Qualified Non-elective Contributions shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the employer and allocated to participants' accounts that the participants may not elect to receive in cash until distributed from the plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.


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METLIFE DEFINED CONTRIBUTION GROUP
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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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     2.23 Self-employed individual means an individual who has earned income for the taxable year from the trade or business for which the plan is established
(or who would have had earned income but for the fact that the trade or business had no net profits for the taxable year).

     2.24 Shareholder-employee in any year means an employee or officer of an S CORPORATION (AS defined in Code Section 1361(a)) who owns, directly or indirectly, more THAN FIVE PERCENT OF the outstanding stock of the employer during such year.

     2.25 Sponsor means METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA or its successor.

     2.26 Target Benefit means the monthly benefit set forth in the Adoption Agreement, which, when annualized, shall be the basis for calculating the Level Funding Amount, but may be more or less than the benefit actually payable upon retirement, death, disability, or termination of employment.

     2.27 Trust means the trust established under the instrument entitled METLIFE DEFINED CONTRIBUTION GROUP PROGRAM Trust Agreement for the payment of the benefits provided by the plan or such custodial accounts or annuity contracts which meet the requirements of Code Section 401(f).

     2.28 Trustee means the trustee named in the trust agreement to serve as trustee under the plan, or any successor trustee serving under the Trust Agreement.

     2.29 Straight Life Annuity means an annuity payable in equal installments for the life of the Participant and that terminates upon the Participant's death.

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METLIFE DEFINED CONTRIBUTION GROUP
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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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                                   ARTICLE 3

                   DEFINITIONS AND RULES RELATING TO SERVICE

                        PART A: HOURS OF SERVICE METHOD

     3A.1 Applicability of Part A. The definitions and rules in this Part A of
Article 3 will apply unless in the adoption agreement the employer elected to have employees' service determined entirely or partly using the elapsed time method.

     3A.2 Year of Service. A year of service of an employee is a 12 consecutive month computation period in which he completes at least 1,000 hours of service, or a smaller number of hours specified in the adoption agreement.

3A.3 Hour of Service.

          (a) Except as provided in subsection (b) below, an employee's hours of service will be counted by giving the employee credit for:

          (i) each hour for which he is paid, or entitled to payment, for the performance of duties for the employer. These hours will be credited to him for the computation period in which the duties are performed; and

          (ii) each hour for which he is paid, or entitled to payment, by the employer on account of a period of time during which no duties are performed (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours of service will be credited under this subsection (ii) for any single continuous period (whether or not such period occurs within a single computation period). Hours under this subsection (ii) will he calculated and credited under Department of Labor Regulations, 29 C.F.R. (S)2530.200-2(b) and (c), which are incorporated herein by this reference; and

          (iii) each hour for which back pay, regardless of mitigation of damages, is either awarded or agreed to by the employer. The same hours of service will not be credited both under subsection (i) or subsection (ii), as the case may be, and under this subsection (iii). These hours will be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

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          (iv) In addition to hours credited to an employee under subsections
(i) through (iii) above, he will be credited with the number of hours (not exceeding 40 for a full week or a pro rata portion of 40 for a partial week) he normally would have worked except for the fact that he was absent on one of the following types of unpaid absence: (A) leave of absence for a period authorized by the employer under a leave policy applied uniformly to all employees, provided he returns to service with the employer at or before the expiration of such period; or (B) leave of absence for service in the armed forces of the United States, provided he returns to service with the employer within the period during which his reemployment rights are protected by law.

          (v) Solely for purposes of determining whether a one-year break in service, as defined in section 3A.4, has occurred in a computation period, an employee who is absent from work for maternity or paternity reasons will receive credit for the hours of service which would otherwise have been credited to such employee but for such absence, (or in any case in which such hours cannot be determined, eight hours of service per day of such absence). For purposes of this subsection (v), an absence from work for maternity or paternity reasons means an absence (A) by reason of the pregnancy of the employee, (B) by reason of a birth of a child of the employee, (C) by reason of the placement of a child with the employee in connection with the employee's adoption of such child, or
(D) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this subsection (v) will be credited (A) in the computation period in which the absence begins if the crediting is necessary to prevent a one-year break in service in that period, or (B) in all other cases, in the following computation period if necessary to prevent a one-year break in service in that computation period.

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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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          (b) If the employer so elects in the adoption agreement, an employee will be credited with the number of hours of service specified in this subsection (b) for a period if the employee would have been credited with at least one hour of service during such period under subsection (a) above:

                (i)   10 hours of service per day;

                (ii)  45 hours of service per week;

                (iii) 95 hours of service per semi-monthly payroll period; or

                (iv)  190 hours of service per month.

Only one such method may be elected and it must apply to all employees.

     3A.4 One-Year Break in Service. A one-year break in service of an employee is a 12-consecutive month computation period during which he completes one-half or fewer of the number of hours of service required for a year of service under
Section 3A.2. The 12-month computation period will be the same period used to determine a year of service under Section 3A.6 or Section 3A.7.

     3A.5 Employment Years Defined. Employment years of an employee are 12-consecutive month periods beginning on the date he first completes an hour of service and on subsequent anniversaries of such date.


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     3A.6 Eligibility Computation Period. For purposes of determining whether an employee has completed the service requirement (if any) for participation:

          (a) The initial computation period will be his first employment year.

          (b) Subsequent computation periods will be either (i) his subsequent employment years, or (ii) if the adoption agreement so specifies, plan years beginning with the plan year that starts during his first employment year regardless of whether the employee is entitled to be credited with 1,000 hours of service during his first employment year. For purposes of clause (ii) of the preceding sentence, an employee who is credited with 1,000 hours of service in both his first employment year and the plan year that starts during his first employment year will (unless his employment year and the plan year coincide) be credited with two years of service for purposes of eligibility to participate.

          (c) If an employee has a one-year break in service, his 12-consecutive month eligibility computation periods will begin with his first employment year after such break. If necessary for purposes of measuring years of service for participation, subsequent 12-consecutive month computation periods will be either (i) if the adoption agreement so specifies under subsection (b)(i) above, subsequent employment years, or otherwise (ii) plan years beginning with the plan year which begins during his first employment year after such break.

     3A.7 Vesting Computation Period. For purposes of computing an employee's nonforfeitable right to his employer contributions account, an employee's computation periods will be either (a) plan years, or (b) if the adoption agreement so specifies, employment years.

     3A.8 Counting Years of Service for Participation. All of an employee's years of service with the employer are counted toward meeting the plan's participation eligibility requirement (if any), except that, if the plan provides for 100% vesting after two years or less of service, service before a one-year break in service which occurs before the "employee satisfies the plan's requirement for eligibility will be disregarded unless the adoption agreement specifies otherwise. However, the preceding sentence will not apply if the employer's plan is a 401(k) plan.

     If the service requirement to become a participant as specified in the adoption agreement includes a fractional year, an employee will not be required to complete any minimum number of hours of service to receive credit for such fractional year.


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     3A.9 Years of Service for Vesting. For purposes of determining a participant's vested percentage, all of his years of service will be counted, except that, if the adoption agreement specifically so provides, the following years of service will not be counted:

          (a) years of service completed before age 18;

          (b) years of service before the employer maintained this plan or a predecessor plan.

     A plan is a predecessor plan if it was terminated on or after the date it was required to comply with ERISA and within five years before or after the effective date of this plan. A plan is not treated as a predecessor plan with respect to an employee unless he was a participant in such plan.

          3A.10 Service With Other Organizations.

          (a) To determine whether an employee is a participant and to determine his vested percentage, he will receive credit for hours of service under Section 3A.3 with the following entities (or as a leased employee under Code Section 414(n)) or Code section 414(o) as if those hours of service were credited to the employee for service with the employer: any member of an affiliated service group (under Code Section 414(m)) including the employer, any corporation which is included in a controlled group of corporations (under Code Section 414(b)) with the employer or any unincorporated trade or business which is under common control (under Code Section 414(c)) with the employer, and any entity required to be aggregated with the employer under Code Section 414(o). Service credited under this subsection (a) shall be limited to the period that the other entities were related to the employer in the manner described in the applicable Code section, unless the employer has elected in the adoption agreement to recognize service with any such entity for any period prior to the time such relationship commenced.

          (b) If the employer maintains a plan of a predecessor employer, service with the predecessor employer will be treated as service with the employer.

          (c) If not treated as service with the employer under subsection (b) above, service with any entity specifically so designated in the adoption agreement will be treated as service with the employer.


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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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                          PART B: ELAPSED TIME METHOD

     3B.1 Applicability of Part B. If in the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM adoption agreement the employer elected to have employees' service determined entirely or partly using the elapsed time method, then to that extent the definitions and rules in this Part B will apply.

     3B.2 Service.

          (a) In General. Service of an employee includes all of the following:

          (i) any period of his employment, whether or not continuous;

          (ii) for a reemployed employee, any period of severance provided that his reemployment date occurs within one year after his severance date.

          (b) Years of Service. To determine an employee's years of plan service, all of his plan service will be aggregated and each 365 days of such aggregated plan service will constitute one year of plan service. If any provision of the plan calls for completion of a fractional year of plan service, such fraction of 365 days of his aggregated plan service will satisfy the provision; for example, if one-half year of plan service is required, then such requirement will be met when the employee's aggregated plan service equals 183 days.

     3B.3 Definitions Relating to Service.

          (a) Employment. An employee's employment means his service as an employee, beginning on his employment date or reemployment date and ending on his severance date.

          (b) Employment Date. An employee's employment date or reemployment date is the date on which he first completes an hour of service.

          (c) Reemployment Date. In the case of an employee who has a period of severance which is not taken into account under Section 3B.2(a) (ii), the reemployment date is the date on which he first completes an hour of service after such period of severance.


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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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          (d) Period of Severance. A period of severance of an employee means a period beginning on his severance date and, if applicable, ending on his reemployment date.

          In the case of an employee who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence will not constitute a period of severance. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the employee, (2) by reason of the birth of a child of the employee, (3) by reason of the placement of a child with the employee in connection with the employee's adoption of such child, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

          Each employee will share in employer contributions for the period beginning on the date the employee commences participation under the plan and ending on the date on which such employee severs employment with the employer or is no longer a member of an eligible class of employees.

          If the employer is a member of an affiliated service group (under section 414(m)), a controlled group of corporations (under section 414(b)), a group of trades or businesses under common control (under section 414(c)) or any other entity required to be aggregated with the employer pursuant to section 414(o) and the regulations thereunder, service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under section 414(n) or section 414(o) and the regulations thereunder to be considered an employee of any employer aggregated under section 414(b), (c), or (m).

          (e) Severance Date. An employee's severance date is the earlier of:

          (i) the date on which he quits, retires, is discharged or dies, or

          (ii) the first anniversary of the first day of a period during which he is absent (with or without compensation) from performing duties for the employer for any reason other than quit, retirement, discharge or death, such as vacation, holiday, sickness, leave of absence or layoff.

          (f) Hour of Service. For purposes of this Part B of Article 3, an hour of service is an hour for which the employee is paid or entitled to payment for the performance of duties for the employer.


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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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     3B.4 Certain Service Before Eligibility Disregarded. If the plan provides for 100% vesting after two years or less of plan service, plan service will be disregarded if it was completed before a period of severance of one year or more which occurs before the employee satisfied the plan's service requirement for eligibility. However, this section does not apply if the employer's plan is a 401(k) plan.

     3B.5 Service for Vesting. For purposes of determining a participant's vested percentage, all of his service will be counted except that, if the adoption agreement so provides, the following service will not be counted:

          (a) service completed before age 18;

          (b) service before the employer maintained this plan or a predecessor plan.

          A plan is a predecessor plan if it was terminated on or after the date it was required to comply with ERISA and within five years before or after the effective date of this plan. A plan is not treated as a predecessor plan with respect to an employee unless he was a participant in such plan.


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     3B.6  Service With Other Organizations.

           (a) To determine whether an employee is a participant and to determine his vested percentage, service with the following entities (or as a leased employee under Code Section 414(n)) will count as service with the employer: any member of an affiliated service group (under Code Section
414(m)), any corporation which is included in a controlled group of corporations (under Section Code 414(b)) with the employer, any unincorporated trade or business which is under common control (under Section Code 414(c)) with the employer, and any entity aggregated with the employer under Code Section 414(o)). Service credited under this subsection (a) shall be limited to the period that the other entities were related to the employer in the manner described in the applicable Code section, unless the employer has elected in the adoption agreement to recognize service with any such entity for any period prior to the time such relationship commenced.

           (b) If the employer maintains a plan of a predecessor employer, service with the predecessor employer will be treated as service with the employer.

           (c) If not treated as plan service with the employer under subsection
(b) above, service with any entity specifically so designated in the adoption agreement will be treated as service with the employer.

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METLIFE DEFINED CONTRIBUTION GROUP                                            18
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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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                                   ARTICLE 4

                                 PARTICIPATION

     4.1 Eligible Employees. Each employee is eligible to participate in the plan (an eligible employee) unless he is not eligible. An employee is not eligible (a noneligible employee) if:

          (a) he is employed in a unit covered by a collective bargaining agreement between the employer and employee representatives where retirement benefits were the subject of good faith bargaining with the employer and the agreement does not call for his inclusion in the plan and if less than two percent of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)9(g) of the proposed regulations; the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives of the employer; or

          (b) he is a nonresident alien and receives no compensation from the employer which constitutes income from sources within the United States; or

          (c) he is a member of a class of employees explicitly excluded from eligibility in the adoption agreement; or

          (d) he is an owner-employee explicitly excluded from eligibility in the adoption agreement; or

          (e) he terminates employment during the plan year with not more than 500 hours of service and is not employed as of the last day of the plan year.

     4.2 Age and Service Requirements. Any minimum age and service requirements are set forth in the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM adoption agreement.


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     The minimum service requirement may not exceed one year of service (one-
half year in the case of a plan with annual entry dates); however, if the employer's plan provides for full and immediate vesting after two years or less of service, the minimum service requirement may not exceed two years of service (one and one-half years in the case of a plan with annual entry dates). The Employer shall elect in Section B.2 of the Adoption Agreement whether to use the "Hours of Service" method or the "Elapsed Time" method.

     The minimum age requirement may not exceed 21 (20-1/2 in the case of a plan with annual entry dates).

     4.3 Participation.

          (a) Each employee who, on the effective date of the plan, is an eligible employee and has fulfilled the plan's age and service requirements (if any) will become a participant as of such date.

          (b) Each employee (other than one who is a participant under subsection (a) above) will become a participant on the entry date when he is an eligible employee and satisfies the plan's age and service requirements (if any).

          (c) Unless specified otherwise in the adoption agreement, the entry dates will be the first day of the first and seventh months of the plan year (January 1 and July 1 for calendar year plans). If the adoption agreement provides for additional or other entry dates, the entry dates will be as so specified; provided that the first day of the plan year will always be an entry date.

          (d) If the employer's plan permits employee 401(k) savings contributions or after-tax employee contributions, each employee who has become a participant under the preceding subsections of this section will be eligible to make 401(k) savings contributions and/or after-tax employee contributions subject to the applicable provisions of the plan and the adoption agreement, and such an employee will be considered a participant even if he elects not to make 401(k) savings contributions or after-tax employee contributions. However, an employee may not make 401(k) savings contributions and/or after-tax employee contributions before the date the employer signs the adoption agreement.


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     4.4 Termination of Participation. An employee's participation will end when he is no longer an eligible employee due either to a change in his employment status or to the termination of his service as an employee because of disability, death, retirement or any other reason.

     4.5 Re-entry of Former Participant. If a former participant returns to service with the employer as an eligible employee, he will resume participation in the plan immediately upon his return.

     4.6 Transfers.

          (a) If a non-eligible employee who satisfies the plan's age and service requirements (if any) for participation becomes an eligible employee due to a change in his employment status, he will become a participant immediately if he would have become a participant on a previous entry date had he always been an eligible employee.

          (b) If a participant becomes ineligible due to a change in his employment status but has not incurred a break in service, such employee will be a participant again immediately upon returning to an eligible class of employees


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                                   ARTICLE 5

                     EMPLOYEE 401(k) SAVINGS CONTRIBUTIONS:
                        AVERAGE DEFERRAL PERCENTAGE TEST

     5.1 Eligibility. If the MetLife Security Insurance Company of Louisiana adoption agreement so provides, an employee who meets the requirements of
Section 4.3 may elect to make 401(k) savings contributions by payroll deduction and, if the adoption agreement so provides, by deduction from a bonus payment under Code Section 401(k). 401(k) savings contributions are voluntary and no employee is required to make such contributions.

     5.2 Limits on Amount.

          (a) In General. Unless otherwise elected in the adoption agreement, the minimum amount of 401(k) savings contributions the participant may elect is 1 percent of his plan compensation. His 401(k) savings contributions in any plan year may not exceed whichever of the following is smallest: (a) the maximum amount permitted under Section 5.6 for an employee in the higher-paid group; (b) the maximum amount that, with other amounts allocated to his accounts hereunder, does not violate the limitations on annual additions under Article 13; or (c) any maximum or other limitation imposed by the plan administrator.

          In addition, 401(k) savings contributions by a participant during a taxable year may not exceed the dollar limitation contained in section 402(g) of the Code in effect at the beginning of such taxable year.

          (b) Hardship Withdrawals. Notwithstanding Section 5.1 and subsection
(a) above, a participant who makes a hardship withdrawal under Section 12.3 may not make 401(k) savings contributions or after-tax employee contributions hereunder (or under any other plan maintained by the employer) for a period of 12 months following the date of the in-service withdrawal. Also, in the taxable year following the date of the withdrawal, such a participant may not make 401(k) savings contributions which, when added to his 401(k) savings contributions during the taxable year of the withdrawal, exceed the amount specified in the second paragraph of subsection (a) above.


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          (c) Nonforfeitability. The participants accrued benefit from elective deferrals, qualified non-elective contributions, employee after-tax contributions and qualified matching contributions is non-forfeitable.

          (d) Distribution Requirements. Elective deferrals are subject to the distribution requirements of Code Section 401(k)(2)(B).

     5.3 Procedures. The participant must file a written election form with the plan administrator indicating the amount of 401(k) savings contributions he wishes to make and agreeing to reduce his compensation by such amount. Subject to any rules specified in the adoption agreement or established by the plan administrator or sponsor, a participant may increase, decrease, discontinue or resume his 401(k) savings contributions during a plan year by filing an appropriate form with the plan administrator. A discontinuance of 401(k) savings contributions will be effective as soon as reasonably practicable after the plan administrator's receipt of the participant's election form. An increase or decrease of 401(k) savings contributions, or a resumption after a discontinuance, will be effective in accordance with any rules specified in the adoption agreement or established by the plan administrator or sponsor.

     No change under the preceding paragraph may cause a participant's 401(k) savings contributions to exceed the maximum provided for under Section 5.2.

     Either the plan administrator or the sponsor may establish reasonable rules of uniform application governing participants' elections and changes. Such rules may include the number and frequency of elections or changes during any plan year, effective dates for elections or changes (for example, the first day of the payroll period coinciding with or next following the applicable election or change date), cutoff dates for timely filing of elections or changes, and other rules to facilitate operation of this article.

     Notwithstanding the preceding, an eligible employee will be permitted to change his election at least once each year.


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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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     5.4 Collection of 401(k) Savings Contributions. The employer will collect participants' 401(k) savings contributions using payroll or other procedures, including deductions from bonus payments, if elected in the adoption agreement. The employer will transfer the amounts collected to the trustee as of the earliest date when such contributions can reasonably be segregated from the employer's general assets, but not later than 90 days from the date on which such amounts would otherwise have been payable to the participant in cash.

     For purposes of Code Section 414(h), it is specifically provided that participants' 401(k) savings contributions under this article are employer contributions.

     5.5 Savings Contributions Account. A participant's 401(k) savings contributions will be credited to his 401(k) savings contributions account. Such account will be fully vested and nonforfeitable at all times.

     5.6 401(k) Limits.

          (a) As of the last day of each plan year, the average of the individual deferral percentages (ADP) of the higher paid group (such average is called the HDP in this section) may not exceed the average of the individual deferral percentages (ADP) of the lower paid group (such average is called the LDP in this section) by more than the amount specified in the following table:

            If LDP is:             HDP may not exceed:
            ----------             -------------------

            less than 2%           two times LDP

            2% but less            two percentage points more
            than 8%                than LDP

            8% or higher           1.25 times LDP

     The determination and treatment of participants' deferral percentages will be subject to the requirements of any applicable regulations. As provided in such regulations, if the only employees eligible to make 401(k) savings contributions under this plan (and any other plan which must be aggregated with this plan under such regulations) are in the higher paid group, this plan will be deemed to meet the requirements of this Section 5.6.


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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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     See Section 6.9 for additional 401(k) limits that may be applicable in certain situations.

       (b) Special Rules:

          1. The ADP for any participant who is in the High Paid Group for the Plan Year and who is eligible to have Elective Deferrals (and qualified non-elective contributions or qualified matching contributions, or both, if treated as elective deferrals for purposes of the ADP test) allocated to his accounts under two or more arrangements described in Code section 401(k), that are maintained by the employer, shall be determined as if such elective deferrals (and, if applicable, such qualified non-elective contributions or qualified matching contributions, or both) were made under a single arrangement. If a Higher paid employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

          2. In the event that this plan satisfies the requirements of sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this plan, then this section shall be applied by determining the ADP of employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code section 401(k) only if they have the same Plan Year.

          3. For purposes of determining the ADP of a participant who is a 5-percent owner or one of the ten most highly-paid Higher Paid employees, the elective deferrals (and qualified non-elective contributions or qualified matching contributions, or both, if treated as elective deferrals for purposes of the ADP test) and Compensation of such participant shall include the elective deferrals (and, if applicable, qualified non-elective contributions and qualified matching contributions, or both) and compensation for the Plan Year of Family members (as defined in section 414(q)(6) of the Code). Family members, with respect to such higher paid group employees, shall be disregarded as separate employees in determining the ADP both for participants who are in the lower paid group and for participants who are in the higher paid group.


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          4. For purposes of determining the ADP test, elective deferrals, qualified non-elective contributions and qualified matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

          5. The employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of qualified non-elective contributions or qualified matching contributions, or both, used in such test.

          6. The determination and treatment of the ADP amounts of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     5.7 Deferral Percentage.

          (a) Basic Definition. For purposes of Section 5.6, the deferral percentage of a participant for a plan year means his 401(k) savings contributions for such year computed as a percentage of his plan compensation for such year (to the nearest one-hundredth of a percentage point). If an employee is eligible to participate in 401(k) savings contributions but has not elected to make such contributions, he will nevertheless be taken into account as having made zero 401(k) savings contributions.

          Notwithstanding the preceding paragraph, in the plan administrator's discretion, 401(k) savings contributions of a participant in the lower paid group will not be included when determining his deferral percentage to the extent that the requirements of Section 5.6 are met without taking such contributions into account, and such contributions may be used in performing the 401(m) tests if applicable to the employer's plan. See Section 6.7(b).

          (b) Employer Profit Sharing Contributions. If the employer's plan provides for employer profit sharing contributions and such contributions meet the requirements of this subsection (b), then, subject to the requirements of applicable regulations, the plan administrator may elect to treat all or part of such contributions as if they were 401(k) savings contributions for purposes of subsection (a) above.


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          Employer profit sharing contributions meet the requirements of this subsection (b) if they are allocated to participants using a nonintegrated allocation formula, they are always fully vested when made, and they are subject to the limitations on distribution of Code Section 401(k)(2)(b) (which means that they are not available for in-service withdrawals before age 59-1/2). Also, any employer profit sharing contributions not treated as 401(k) savings contributions under the preceding paragraph must be nondiscriminatory.

          The employer may make qualified Non-elective Contributions under the plan solely on behalf of employees in the lower paid group in an amount as are needed to meet the actual deferral percentage test. Notwithstanding any provision in this plan to the contrary, the Employer may, in its absolute discretion, selectively allocate Qualified Non-Elective Contributions on behalf of any one or a number of employees in the lower paid group.

          In addition, in lieu of distributing Excess Contributions as provided in section 5.9(a) of the plan, or Excess Aggregate Contributions as provided in section 6.8(d)(iii) of the plan, the employer may make qualified Non-elective Contributions on behalf of any one or a number of lower paid group Employees to an extent that is sufficient to satisfy either the ADP test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code.

          The employer may elect in the adoption agreement to make Qualified Non-elective Contributions in addition to those required to satisfy the Actual Deferral Percentage Test or the Actual Contribution Percentage Test. Such Qualified Non-elective Contributions shall be referred to as Supplemental Qualified Non-elective Contributions. The employer may elect in the Adoption Agreement to allocate Supplemental Qualified Non-elective Contributions among all participants in the plan or solely among those participants in the lower-paid group. The amount of Supplemental Qualified Non-elective Contributions shall be determined in accordance with the employer's election in the Adoption Agreement.


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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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          (c) Employer Matching Contributions. If the employer's plan provides for employer matching contributions, such contributions will not be included in determining a participant's deferral percentage under subsection (a) above. However, if such contributions meet the requirements of this subsection (c), and if the requirements of applicable regulations are met, the plan administrator may elect to treat all or part of such contributions as if they were 401(k) savings contributions for purposes of subsection (a) above. The plan administrator might elect to include such contributions, for example, if the employer elected either a dollar cap on matching contributions or a graded percentage for matching contributions with a higher match on the lower percentages of savings contributions (i.e., a bottom loaded match).

          Employer matching contributions meet the requirements of this subsection (c) if they are always fully vested when made, and they are subject to the limitations on distribution of Code Section 401(k)(2)(B) (which means that they are not available for in-service withdrawals before age 59-1/2).

          Employer matching contributions which are used in determining an employee's deferral percentage under subsection (a) above will not be used in determining his contribution percentage under Section 6.7.

          Qualified Matching Contributions will be taken into account as Elective Deferrals for purposes of calculating the actual Deferral Percentages, subject to such other requirements as may be prescribed by the Secretary of the Treasury and shall be made as are needed to meet the actual Deferral Percentage test. The employer will make Qualified Matching Contributions to the plan solely on behalf of participants who are lower paid group employees who make either 401(k) savings contributions and/or employee after-tax contributions to the plan. Notwithstanding any provision in this Plan to the contrary, the Employer may, in its absolute discretion, selectively allocate Qualified Matching Contributions on behalf of any one or a number of employees in the lower paid group.


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          (d) If an employee in the higher paid group makes 401(k) savings contributions or if employer profit sharing contributions or employer matching contributions that are used in determining such an employee's deferral percentage under subsection (a) above are made on his behalf to another plan maintained by the employer, his deferral percentage will be determined as if all such 401(k) savings contributions and employer profit sharing contributions and employer matching contributions (whichever may be applicable) were made under a single plan.

          Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(k).

          The employer may elect in the adoption agreement to make Qualified Matching Contributions in addition to those required to satisfy the Actual Deferral Percentage Test. Such Qualified Matching Contributions shall be referred to as Supplemental Qualified Matching Contributions. The employer may elect in the Adoption Agreement to allocate Supplemental Qualified Matching Contributions among all participants in the plan who make matchable savings contributions or solely among those participants in the lower-paid group who make matchable savings contributions. The amount of Supplemental Qualified Non-elective Contributions shall be determined in accordance with the employer's election in the Adoption Agreement.

     5.8 Higher and Lower Paid Groups Defined.

          (a) An employee who is eligible to make 401(k) savings contributions is in the higher paid group for a plan year if during such plan year or the preceding plan year (i) he owns (or is considered to own within the meaning of Code Section 318) more than 5% of the outstanding stock of the employer or more than 5% of the capital or profits interest in the employer, (ii) his plan compensation (before reduction for 401(k) savings contributions) exceeds $75,000, (iii) his plan compensation (before reduction for 401(k) savings contributions) exceeds $50,000 and he is in the highest paid 20 percent of all employees, or (iv) he is an officer of the employer having annual plan compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for such plan year. The $75,000 and the $50,000 amounts in the preceding sentence will be adjusted in accordance with Code Section 414(q). A former employee who was a member of the higher paid group either when such employee terminated employment with the employer or at any time after such employee reached age 55 will continue to be treated as a member of the higher paid group.

          (b) If an employee eligible to make 401(k) savings contributions is not in the higher paid group for a plan year, then he is in the lower paid group.


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     (c) In determining which employees are in the higher paid group under subsection (a) above, the following special rules will apply:

          (i) No more than the lesser of (A) 50 employees or (B) the greater of 10% of employees or three employees will be included in the higher paid group as officers under subsection (a)(iv) above. However, if no officer meets the criteria of subsection (a)(iv) above, the highest paid officer will be included under such subsection.

          (ii) If an employee is included in the higher paid group under subsection (a)(ii), (iii) or (iv) for the current plan year but was not so included for the preceding plan year, he will be in the higher paid group for the current plan year only if he is one of the 100 highest paid employees for the current plan year.

          (iii) A family member of either (A) a 5% owner under subsection (a)(i) above, or (B) one of the 10 highest paid employees in the higher paid group under subsection (a) above will not be considered an employee for purposes of
Section 5.6. Plan compensation of such person and any 401(k) savings contributions by or (if applicable) employer matching or profit sharing contributions on behalf of such person will be attributed to the higher paid group member to the extent provided in applicable regulations. Also, the adjustment of a higher paid group participant's 401(k) savings contributions under Section 5.9 will be performed by adjusting the 401(k) savings contributions of the participant and his family member(s) as and to the extent required in applicable regulations. For this purpose, a family member means the employee's spouse and his lineal ascendants or descendants (and their spouses).

          (iv) For purposes of determining how many employees there are (and hence how many are in the highest paid 20 percent or are officers), an employee will be disregarded if he has not completed 6 months of service with the employer, he normally works less than 17-1/2 hours per week or 6 months during any year, he is under age 21, he is in a unit covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the employer (except to the extent provided in regulations), or he is a nonresident alien with no U.S. source income.


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     5.9 Monitoring Participants' Deferral Percentages; Adjustments. The plan administrator (or an administrative services provider - which may be the trustee or the sponsor - retained by the plan administrator to perform participant recordkeeping and other administrative duties) will monitor participants' deferral percentages to insure compliance with the requirements of Section 5.6 above. Any adjustments in participants' elections or actual 401(k) savings contributions necessary to meet the requirements of Section 5.6 will be made as follows. The plan administrator will reduce the deferral percentage of the participant (or participants) in the higher paid group with the highest deferral percentage until it reaches the deferral percentage of the participant (or participants) in the higher paid group with the next highest deferral percentage; next the plan administrator will reduce the deferral percentages of both or all such participants until they reach that of the participant with the then next highest deferral percentage; and so on. The foregoing reductions will be made only to the extent necessary to meet the requirements of Section 5.6.

          (a) Excess Contributions. The plan administrator will adjust 401(k) savings contributions elections by participants in the higher paid group in accordance with the preceding paragraph at such time or times before or during a plan year as the plan administrator deems advisable to insure that the requirements of Section 5.6 are met as of the last day of the plan year.


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          If, notwithstanding the preceding sentence, the requirements of
Section 5.6 are not met as of the last day of a plan year, such adjustments may be made after the end of a plan year in one or a combination of the following ways: (i) paying to a participant the amount of his excess contributions plus earnings (or losses) on such excess, (ii) recharacterizing the excess contributions of such a participant as after-tax employee contributions during such year, or (iii) in the employer's discretion, by making an employer contribution that meets the requirements of Section 5.7(b) on behalf of employees in the lower paid group (or all employees, if provided in the adoption agreement) in the amount needed so that the requirements of Section 5.6 are met. For purposes of the preceding sentence, excess contributions means 401(k) savings contributions by a participant in the higher paid group in excess of the amount that would satisfy the requirements of Section 5.6 above. Also, for purposes of such sentence, any such payment or recharacterization of excess contributions will be designated as such by the employer, and will be made by the end of the succeeding plan year to avoid plan disqualification (and must be made within 2-1/2 months after the end of the current plan year to avoid an excise tax on the employer equal to 10 percent of the excess). However, the amount to be paid or recharacterized will be reduced by any amounts relating to such plan year previously withdrawn by the participant under Section 5.11. For purposes of clause (ii) of such sentence, recharacterizing will be available only if the adoption agreement is a non-standardized adoption agreement and permits after-tax employee contributions.

          Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of section 414(q)(6) of the Code in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each family member that is combined to determine the combined ADP.

          A participant may treat his or her Excess Contributions as an amount distributed to the participant and then contributed by the participant to the plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a higher paid group Employee to the extent that such amount in combination with other Employee Contributions made by that employee would exceed any stated limit under the plan on Employee Contributions.

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METLIFE DEFINED CONTRIBUTION GROUP
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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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          Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last higher paid group Employee is informed of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the participant for the participant's tax year in which the participant would have received them in cash.

          Determination of Income or Loss: Excess Contributions shall be adjusted for any income or loss for the plan year in which such contributions were made. Income or loss attributable to the period between the end of the plan year and the date of distribution will be disregarded in determining income or loss.

          Accounting for Excess Contributions: Excess Contributions shall be distributed from the participant's Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the participant's Qualified Non-elective Contribution account only to the extent that such Excess Contributions exceed the balance in the participant's Elective Deferral account and Qualified Matching Contribution account.

          A distribution of excess contributions under this section may be made notwithstanding any otherwise applicable restrictions or spousal consent requirements on in-service withdrawals or distributions.

          Any excess contributions distributed under this subsection will nevertheless be considered as annual additions for purposes of applying the limitations of Article 13.

          The plan administrator will maintain records to show that the plan met the requirements of Section 5.6 (and Section 6.6) for each plan year (including records that show the extent to which employer profit sharing contributions and/or matching contributions and/or 401(k) savings contributions were used in performing the tests).

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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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          (b) Excess Elective Deferrals. A Participant may assign to this plan any excess Elective Deferrals made during a taxable year of the participant by notifying the plan administrator on or before March 1 following such taxable year of the amount of the excess Elective Deferrals to be assigned to the plan. A participant is deemed to notify the plan administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this plan and any other plans of this employer.

          Notwithstanding any other provision of the plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

          Determination of income or loss: Excess Elective Deferrals shall be adjusted for any income or loss for the plan year in which such contributions were made. Income or loss attributable to the period between the end of the plan year and the date of distribution will be disregarded in determining income or loss.

          A withdrawal of an excess under this section may be made notwithstanding any otherwise applicable restrictions or spousal consent requirement on in-service withdrawals.

          Any amounts withdrawn under this section will nevertheless be considered as annual additions for purposes of applying the limitations of
Article 13 unless such amounts are distributed no later than the first April 15 following the close of the participant's taxable year.

          The amount of any 401(k) savings contributions to be withdrawn under this section will be reduced by any amounts previously distributed or recharacterized under Section 5.9.

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     5.10 Treatment of Participant Who Reaches $7,000 Limit.

          (a) If a participant makes 401(k) savings contributions in a calendar year equal to $7,000 as adjusted in accordance with Code Section 402(g)), his 401(k) savings contributions will immediately cease.

          (b) This subsection (b) applies if the following conditions exist: (i) the employer's plan provides for employer matching contributions; (ii) the participant made savings contributions at a rate higher (as a percentage of his plan compensation) than the maximum rate for matching, as set forth in the adoption agreement; and (iii) the participant reaches the $7,000 limit (as so adjusted) during the plan year.

          If the foregoing conditions exist, for purposes of employer matching contributions, the participant will be treated as if he made savings contributions at the maximum rate for matching starting on January 1 until he would have reached the $7,000 limit (or his termination of plan participation, if earlier).

          (c) If participants are allowed to make after-tax employee contributions, and the adoption agreement so provides, any participant whose savings contributions are limited in accordance with this section, may elect to make after-tax employee contributions in lieu of 401(k) savings contributions for the remainder of the plan year.

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                                   ARTICLE 6

                   AFTER-TAX EMPLOYEE SAVINGS CONTRIBUTIONS;
                      AVERAGE CONTRIBUTION PERCENTAGE TEST

     6.1 Eligibility. If the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA adoption agreement so provides, an employee who meets the requirements of
Section 4.3 may elect to make after-tax employee contributions by payroll deduction and, if the adoption agreement so provides, by deduction from a bonus payment. After-tax employee contributions are voluntary and no employee will be required to make such contributions. Employee contributions and earnings thereon are nonforfeitable at all times.

     6.2 Limits on Amount. Unless otherwise elected in the adoption agreement, the minimum amount of after-tax employee contributions the employee may elect is 1 percent of his plan compensation. His after-tax employee contributions for any plan year may not exceed whichever of the following is the smallest: (a) the maximum amount permitted under Section 6.6 for an employee in the higher-paid group; (b) the maximum amount that, with other amounts allocated to his accounts hereunder, does not violate the limitations on annual additions under Article 13; (c) any maximum or other limitation imposed by the plan administrator.

          See the first sentence of Section 5.2(b) for an additional restriction on after-tax employee contributions that applies in certain cases to participants who made a hardship withdrawal.

     6.3 Procedures; Plan Administrator Rules. The procedures for electing and changing after-tax employee contributions, and plan administrator rules therefore, will be similar to those described in Section 5.3.

     6.4 Collection of After-Tax Employee Contributions. The employer will collect participants' after-tax employee contributions using payroll or other procedures, including deductions from bonus payments, if elected in the adoption agreement. The employer will transfer the amounts collected to the trustee as of the earliest date on which such contributions can reasonably be segregated from the employer's general assets, but not later than 90 days from the date on which such amounts are received by the employer or the date on which such amounts would otherwise have been payable to the participant in cash.

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     6.5 After-Tax Employee Contributions Account. A participant's after-tax employee contributions will be credited to his after-tax employee contributions account. Such account will be fully vested and nonforfeitable at all times.

     6.6 401(m) Limits. As of the last day of each plan year, the average of the individual contribution percentages of the higher-paid group (ACP) (such average is called the HCP in this section) may not exceed the average of the individual contribution percentages of the lower-paid group (ACP) (such average is called the LCP in this section) by more than the amount specified in the following table:

     The determination and treatment of participants' contribution percentages will be subject to the requirements of any applicable regulations. As provided in such regulations, if the only employees eligible to make after-tax employee contributions or to receive employer matching contributions under this plan (and any other plan which must be aggregated with this plan under such regulations) are in the higher paid group, this plan will be deemed to meet the requirements of this Section 6.6.

     See Section 6.9 for additional 401(m) limits that may be applicable in certain situations.

     6.7 Contribution Percentage Defined.

          (a) Basic Definition. For purposes of this section, the contribution percentage of a participant for a plan year means the sum of any after-tax employee contributions he makes for such year and any employer matching contributions on his behalf for such year (Contribution Percentage Amounts), computed as a percentage of his plan compensation for such year (limited to the portion of the plan year in which an employee was a participant, unless otherwise elected in the adoption agreement) (to the nearest one-hundredth of a percentage point). The average of the individual contribution percentages will be referred to as the Average Contribution Percentage (ACP). However, employer matching contributions will not be included if they were used in determining the participant's deferral percentage under Section 5.7(c). If an employee is eligible to make after-tax employee contributions but has not elected to make such contributions, he will nevertheless be taken into account as having made zero after-tax employee contributions.

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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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          In computing the Average Contribution Percentage (ACP), the employer shall take into account and include as contribution percentage amounts, elective deferrals and qualified non-elective contributions under this plan or any other plan of the employer, as provided by the regulations for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. The amount of qualified non-elective contributions that are made under Section 5.7 and taken into account for purposes of calculating the average contribution percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such qualified non-elective contributions that are needed to meet the average contributions percentage test. The amount of Elective Deferrals taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such elective deferrals that are needed to meet the Average Contribution Percentage Test.

          (b) Employee 401(k! Savings Contributions. If the employer's plan provides for employee 401(k) savings contributions, such contributions by a participant in the lower paid group will be included in determining his contribution percentage to the extent that, under the second paragraph of
Section 5.7(a), such contributions are not used in determining his deferral percentage.

          (c) Employer Profit Sharing Contributions. If the employer's plan provides for employer profit sharing contributions that meet the requirements of
Section 5.7(b), such contributions on behalf of a participant will be included in determining his contribution percentage to the extent that, under the first paragraph of Section 5.7(b), such contributions are not used in determining his deferral percentage.

          (d) The higher-paid group and the lower-paid group are defined in
Section 5.8(a) and (b) (including the special rules in Section 5.8(c)).

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DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
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     6.8 Special Rules.

          (a) The contribution percentage of an employee in the higher paid group who makes after-tax employee contributions or for whom employer matching contributions are made (or for whom employer profit sharing contributions or elective deferrals or qualified nonelective contributions which are used in determining such employee's contribution percentage are made) to any other qualified plan maintained by the employer will be determined as if all such after-tax employee contributions and employer matching contributions (and, if applicable, employer profit-sharing contributions or elective deferrals or qualified nonelective contributions) were made under a single plan.

          In addition, if the employer's plan meets the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans meet the requirements of such sections of the Code only if aggregated with the employer's plan, then the contribution percentage of a participant will be determined by treating all such plans as a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year.

          (b) The plan administrator will monitor and adjust participants' contribution percentages to insure compliance with the requirements of Section
6.6. Such monitoring and adjustments will be accomplished under procedures similar to those specified in the first paragraph of Section 5.9.

          (c) Compliance with Section 6.6 will be determined after taking into account any amounts paid to participants, first under Section 5.9(b).

          (d) (i) If necessary, the plan administrator will reduce the after-tax employee contributions and if applicable employer matching contributions (and, if applicable in determining such participant's contribution percentage, his 401(k) savings contributions or employer profit sharing contributions on his behalf) for a participant in the higher paid group by such amount as may be necessary to meet the requirements of Section 6.6. Any reductions under the preceding sentence will apply pro rata to such contributions.

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          (ii) Any reduction in employer matching contributions will be effected by forfeiting the necessary amount if forfeitable. Otherwise, such reduction will be effected by distributing the necessary amount (plus earnings) to the participant. Any reduction in a participant's after-tax employee contributions (or, if applicable, 401(k) savings contributions) will be effected by distributing the necessary amount (plus earnings) to the participant. Any such distribution may be made notwithstanding any otherwise applicable restrictions or spousal consent requirements on in-service distributions.

          Any amount forfeited under this subsection (ii) will be treated in accordance with Section 8.4(c); provided that no such forfeiture will ever be reallocated to the accounts of participants in the higher paid group.

          (iii) Excess Aggregate Contributions. Notwithstanding any other provision of this plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to participants who are subject to the family member aggregation rules of section 414(q)(6) of the Code among the family members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined ACP. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the plan.

          Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income or loss for the plan year in which such contributions were made. Income or loss allocable to the period between the end of the plan year and the date of distribution will be disregarded in determining income or loss.

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          Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess
Aggregate Contributions shall be applied to reduce employer contributions for the plan year. If the excess exceeds employer contributions, forfeitures of excess aggregate contributions shall be allocated after all other forfeitures under the plan, to the Matching Contributions account of each lower paid group participant who made 401(k) savings contributions or employee after-tax contributions in the ratio which each such participant's compensation bears to the total compensation of all such participants for such plan year.

          Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro-rata basis from the participant's Employee Contribution account, Matching Contribution account, and Qualified Matching Contribution account (and, if applicable, the participant's Qualified Non-elective Contribution account or Elective Deferral account, or both).

          (e) Multiple Use: If one or more higher paid group employees participate in both a CODA and a plan subject to the ACP test maintained by the employer and the sum of the ADP and ACP of those higher paid group employees subject to either or both tests exceeds the Combined Limit, then the ACP of those higher paid group employees who also participate in a CODA will be reduced (beginning with such higher paid group employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each higher paid group employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the higher paid group employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if either the ADP or ACP of the higher paid group employees does not exceed 1.25 multiplied by the ADP and ACP of the lower paid group employees or such other limitations pursuant to regulations under the Code.

          (f) For purposes of determining the Contribution Percentage test, Employee after-tax Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

          (g) The determination and treatment of the Contribution Percentage of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

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     6.9 Additional Limits for Plans Subject to Both 401(k) and 401(m) Limits.

          (a) Applicability of this Section. This section will apply if this plan (or any other plan which is aggregated with this plan under applicable regulations) provides for both 401(k) savings contributions and either after-tax employee contributions or employer matching contributions) (or both) on behalf of any employee in the higher paid group. If so, the limitations specified in subsection (b) below will apply in addition to the limitations set forth in Sections 5.6 and 6.6.

          (b) Combined Limit. The sum of the HDP under Sections 5.6 and 5.7 and the HCP under Sections 6.6 and 6.7 cannot exceed the sum of the following:

               (i) 125 percent of the LDP (under Sections 5.6 and 5.7) or the LCP (under Sections 6.6 and 6.7); and

          (ii) two percentage points more than such LDP or such LCP, whichever is not used in (i), but in no event more than twice such smaller amount.

          (c) Correction of Violation. If the sum of the HDP and the HCP exceed the limit specified in subsection (b), the employer will first reduce the contribution percentages of participants in the higher paid group in accordance with Section 6.8(d), and will second reduce the deferral percentages of participants in the higher paid group in accordance with Section 5.9, to the extent necessary to meet subsection (b). Subject to the multiple use rules of
Section 6.8(e), the employer may limit the participants affected by such reductions to those participants who are subject to both the 401(k) limits and the 401(m) limits. If any other plan maintained by the employer is also taken into account in applying the limits specified in this section, the employer may designate the plan which will be involved in correcting any violation of the limits.

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                                   ARTICLE 7

                ROLLOVERS AND DEDUCTIBLE EMPLOYEE CONTRIBUTIONS

     7.1 Rollover Contributions.

          (a) (i) With the approval of the plan administrator, an employee may make a rollover transfer to the plan of cash in an amount which constitutes (i) an eligible rollover distribution (as defined in Section 402(c)(4) or Section 403(a)(4) of the Code) or (ii) a rollover contribution (as defined in Section 408(d)(3) of the Code). Any amounts rolled over to this plan from an individual retirement account or annuity must consist solely of amounts originally transferred to such account or annuity from another qualified plan and may not include any nondeductible contributions by the employee to such account or annuity.

          (ii) With the approval of the plan administrator, an employee may cause any amount to he transferred directly to the trustee of this plan from the trustee or custodian of a qualified plan or annuity or individual retirement account or annuity in a trustee-to-trustee transfer. In the case of such transfers, amounts consisting of the following will be accounted for separately: employer contributions to a defined benefit or money purchase plan, employer contributions to a profit-sharing or 401(k) plan, employee 401(k) savings contributions, after-tax employee contributions, and qualified voluntary employee contributions. The employee will be responsible for providing the plan administrator with records that will reflect such amounts separately.

          (b) The employer, the plan administrator and the trustee have no responsibility for determining the propriety of, proper amount or time of, or status as a tax free transaction of any transfer under subsection (a) above.

          (c) If an employee who is not yet a participant makes a transfer under subsection (a) above, he will be considered to be a participant with respect to administering such transferred amount only. He will not be a participant for any other purpose of the plan until he completes the requirements for participation under Article 4. If elected in the adoption agreement, such an employee may take loans secured by his rollover contribution account.

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          (d) The employer or plan administrator in its discretion may direct the return to the employee (or the retransfer to another trustee or custodian designated by the employee) of any transfer to the extent that such return is deemed necessary to insure the continued qualification of this plan under Code
Section 401(a) or that holding such contribution hereunder would be administratively burdensome.

          (e) The plan administrator will maintain a rollover account in the name of each employee who makes a rollover contribution under this section, and will credit such rollover to his rollover account as soon as practicable after receipt thereof by the trustee. The plan administrator will maintain a transfer account in the name of each employee on whose behalf a trustee-to-trustee transfer is made under this section, and will credit such transferred amount to his transfer account as soon as practicable after receipt thereof by the trustee. Any amounts separately accounted for under a transfer account will be separately accounted for hereunder as subaccounts within the employee's transfer account. An employee's rollover account and all amounts credited thereto (including earnings) will be fully vested and nonforfeitable at all times. An employee's transfer account and all amounts credited thereto (including earnings) will be fully vested and nonforfeitable at all times.

     7.2 Qualified Voluntary Employee Contributions.

          (a) The provisions of this section apply if the employer's execution of the adoption agreement constitutes the amendment and restatement of an existing qualified plan under which participants made qualified voluntary employee contributions for taxable years before 1987.

          (b) Any such qualified voluntary employee contributions by a participant will be held in a separate subaccount for such participant within his rollover account which will be fully vested and nonforfeitable at all times.

          (c) No part of a participant's qualified voluntary employee contributions account will be used to purchase life insurance or will be taken into account in determining the participant's eligibility for or the amount of any loan hereunder to the participant.

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     7.3 Withdrawals.

          (a) Amounts. Unless the adoption agreement otherwise provides, a participant may upon reasonable advance written notice to the plan administrator withdraw all or any portion of his rollover account or qualified voluntary employee contributions subaccount. If the adoption agreement so provides, an employee who is not yet a participant and has made a rollover contribution may withdraw all or any portion of his rollover account. The plan administrator may establish reasonable minimum withdrawal amounts.

          Notwithstanding the preceding paragraph, amounts separately accounted for under a transfer account will be subject to restrictions on withdrawal as follows (unless the plan from which such amounts were transferred imposes more or less restrictive conditions upon in-service withdrawals): employer contributions to a defined benefit or money purchase plan are not available for in-service withdrawal; employee 401(k) savings contributions are available for in-service withdrawal only under Section 12.3; employer contributions to a 401(k) plan which were used in determining the deferral percentages of participants are not available for in-service withdrawal; other employer contributions to a profit-sharing plan, after-tax employee contributions and qualified voluntary employee contributions are available for in-service withdrawal.

          (b) Payment. Any withdrawal under this section will be paid to the participant as soon as practicable after the valuation date following the plan administrator's receipt of the participant's withdrawal form; however, the plan administrator may approve an earlier payment of all or some of the amount to be withdrawn if such earlier payment would not be detrimental to the interests of the other participants. Unless limited by the investment vehicle, the investments to be liquidated to pay such withdrawal to the participant will be liquidated pro rata from the participant's accounts.

          (c) Qualified Voluntary Employee Contributions. If a participant has not attained age 59 1/2 and is not disabled at the time he makes a withdrawal or receives a distribution from his qualified voluntary employee contributions account, he will be subject to a federal income tax penalty unless he completes a valid rollover transfer to a qualified plan or individual retirement plan within 60 days after the date of distribution.

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                                   ARTICLE 8

                 EMPLOYER CONTRIBUTIONS; AMOUNT AND ALLOCATION

     8.1 Amount of Employer Contribution.

          (a) For each plan year that the plan is in effect, the employer will contribute in cash the amount (if any) determined according to the provisions of this article. If, due to miscalculation or error, the employer's contribution exceeds the amount prescribed or determined by the employer, such excess may, at the election of the employer, be treated as a contribution for the succeeding plan year or years.

          (b) The employer's contribution may be paid in a single sum or installments, but the total amount will be paid to the trustee not later than the time (including extensions thereof) prescribed by law for filing the employer's federal income tax return for its taxable year beginning with or within the plan year.

     8.2 Profit-Sharing Plans. If the employer's plan is a profit-sharing plan, the following provisions will apply:

          (a) Amount. Unless specified otherwise in the adoption agreement, for each plan year the employer will contribute whatever amount (if any) the employer determines in its discretion; the employer will not be obligated to contribute any particular amount in a plan year or to make any contribution at all in any particular plan year. However, if in the adoption agreement the employer elected a formula for determining the contribution for a plan year, the employer will contribute the amount determined under such formula. Such a formula may include the contribution of a flat dollar amount to the account of each participant who is eligible to share in the allocation of the employer's contribution. If in the adoption agreement, the employer elected to make a minimum contribution, the employer will contribute the amount of such minimum contribution.

          If elected in the adoption agreement, for each contribution period the employer will contribute an amount which will equal the contribution the employer determined to make for all participants entitled to receive an allocation for such period in the MetLife Security Insurance Company of Louisiana adoption agreement.

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          The plan administrator will select a contribution period, which may be the plan year or a period shorter than the plan year such as each month, three months (quarterly), four months (tri-annual) or six months (semi-annual). Employer contributions for a contribution period will be transferred to the trustee within a reasonable time after the end of such period. However, the total amount of the employer's contributions for a plan year will be paid to the trustee by the time specified in Section 8.1(b).

          (b) Source of Contributions. Unless the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA adoption agreement provides otherwise, the employer's contribution for any year will not be limited to the employer's net profits for such year or its accumulated earnings.

          (c) Persons Entitled to Share in Contributions. The persons entitled to share in any employer contributions for a plan year are described in Section 8.6.

          (d) Crediting Employer Contributions: Allocation Formula. Any employer contributions for a plan year will be credited to the employer contributions accounts of each person entitled to share therein (determined under Section 8.6) in accordance with Section 8.7.

          (e) Forfeitures. Forfeitures will be disposed of in accordance with the employer's election under the adoption agreement. Subject to Section 11.4, forfeitures will be released as soon as practicable following the participant's separation from service.

          (f) Employer Contributions Account. The plan administrator will maintain a separate employer contributions account for each participant. Employer contributions allocated to a participant will be credited to his employer contributions account. No forfeitures will occur solely as a result of an employee's withdrawal of employee contributions.

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     8.3 Money Purchase Pension Plans. If the employer's plan is a money purchase pension plan, the following provisions will apply:

          (a) Amount. For each contribution period the employer will contribute an amount which will equal the contribution required for all participants entitled to receive an allocation for such period under the contribution formula elected by the employer in the MetLife Security Insurance Company of Louisiana adoption agreement.

          The plan administrator will select a contribution period, which may be the plan year or a period shorter than the plan year such as each month, three months (quarterly), four months (tri-annual) or six months (semi-annual). Employer contributions for a contribution period will be transferred to the trustee within a reasonable time after the end of such period. However, the total amount of the employer's contributions for a plan year will be paid to the trustee by the time specified in Section 8.1(b).

          (b) Persons Entitled to Share in Contributions. The persons entitled to receive an allocation of employer contributions for a contribution period are described in Section 8.6. However, if the adoption agreement provides for a contribution period more frequent than the plan year, a participant may be required to have completed a minimum period of service and/or be an employee on the last day of a contribution period (or to have left employment during such period because of retirement, death or disability) in order to receive an employer contribution for such period.

          (c) Crediting Employer Contributions: Allocation Formula. Employer contributions for a contribution period will be credited to the employer contributions accounts of each person entitled to share therein (determined under Section 8.6) in accordance with the allocation formula selected in Section 8.7.

          (d) Forfeitures. Any forfeitures occurring during a contribution period will be disposed of in accordance with the employer's election under the adoption agreement. No forfeitures will occur solely as a result of an employee's withdrawal of employee contributions. Subject to section 11.4, forfeitures will be released as soon as practicable following the participant's separation from service.

          (e) Employer Contributions Account. The plan administrator will maintain a separate employer contributions account for each participant. Employer contributions allocated to a participant will be credited to his employer contributions account.

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     8.4 Target Benefit Plans. If the employer's plan is a target benefit plan, the following provisions will apply:

          (a) Amount. For each plan year the employer will contribute on behalf of each participant entitled to receive an allocation for such year, the level funding amount which is projected to be necessary to fund his target benefit (determined under Section 8.8). The employer's contribution will be equal to the sum of the level funding amounts projected as necessary to fund the target benefits of all participants entitled to receive an allocation for such year.

          (b) Persons Entitled to Share in Contributions. The persons entitled to receive an allocation of employer contributions for a plan year are described in Section 8.6.

          (c) Crediting Employer Contributions: Allocation Formula. Employer contributions equal to the level funding amount (determined under Section 8.8) for a plan year will be credited to the employer contributions accounts of each person entitled to share therein (determined under Section 8.6).

          (d) Forfeitures. Any forfeitures occurring during a plan year will be used solely to reduce employer contributions for such plan year. No forfeitures will occur solely as a result of an employee's withdrawal of employee contributions. Subject to Section 11.4, forfeitures will be released as soon as practicable following the participant's separation from service.

          (e) Employer Contribution Account. The plan administrator will maintain a separate employer contribution account for each participant. Employer contributions allocated to a participant will be credited to his employer contribution account.

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     8.5 Employer Matching Contributions.

          (a) Matching Contributions. Matching Contribution shall mean an employer contribution made to this or any other defined contribution plan on behalf of a participant on account of an Employee after tax Contribution made by such participant, or on account of a participant's Elective Deferral, under a plan maintained by the employer. Notwithstanding the foregoing, in the case of a standardized plan, a matching contribution shall mean an employer contribution made to such plan on behalf of a Participant on account of a Participant's Elective Deferral, under such Plan. If specified in the adoption agreement, for each matching period the employer will make a matching contribution in cash on behalf of each participant who made 401(k) savings contributions and/or after-tax employee contributions during such matching period. However, if the adoption agreement so provides, a participant will be required to have completed a minimum period of service and/or be an employee on the last day of a matching period (or to have left employment during such period because of retirement, death or disability) in order to receive an employer matching contribution for such period.

          The amount of such matching contribution will be as specified in the adoption agreement. However, (a) matching contributions on behalf of participants in the higher-paid group will be made only to the extent that such contributions do not cause the average of the deferral percentages or the contribution percentages of such participants to exceed the limits provided under Section 5.6 or 6.6 (whichever may be applicable); and (b) the employer will not make a matching contribution with respect to any 401(k) savings contributions or after-tax employee contributions that are distributed to the participant under Section 5.9 or Section 6.8, or with respect to any 401(k) savings contributions that are recharacterized as after-tax employee contributions under Section 5.9 (unless under the terms of the employer's plan such after-tax employee contributions would also be matched).

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          If the employer has selected a discretionary matching contribution formula in the adoption agreement, such contributions shall be allocated under one or more of the following methods: (a) each eligible participant shall receive an equal allocation as a percentage of the participant's matchable savings contributions during such plan year or matching period; (b) each eligible participant in the lower-paid group shall receive an equal allocation as a percentage of such participant's matchable savings contributions during such plan year or matching period, and each eligible participant in the higher-paid group shall receive an equal allocation as a percentage of such participant's matchable savings contributions during such plan year or matching period, provided that the percentage of matchable savings contributions allocated to the eligible participants in the lower-paid group is greater than the percentage of matchable savings contributions allocated to the eligible participants in the higher paid group; (c) such contributions will be allocated solely among the eligible participants in the lower-paid group as an equal percentage of such participant's matchable savings contributions during such plan year or matching period; or (d) two or more salary ranges will be established such that the employer matching contribution as a percentage of plan compensation which is allocated to the participants in the lowest salary range is the greatest and the allocation of employer matching contributions as a percentage of plan compensation decreases as the salary ranges increase. The employer may limit discretionary matching contributions to a specified percentage of each participant's matchable savings contributions, to a specified percentage of each Participant's Plan Compensation or to a specified dollar amount.

          The plan administrator will select the matching period, which may be the plan year or a period shorter than the plan year such as each month, three months (quarterly), four months (tri-annual) or six months (semi-annual). Matching contributions for a matching period will be transferred to the trustee within a reasonable time after the end of such period. However, the total amount of the employer's matching contributions for a plan year will be paid to the trustee by the time specified in Section 8.1(b).

          Matching Contributions shall be vested in accordance with the vesting schedule selected in the adoption agreement. In any event, Matching Contributions shall be fully vested at normal retirement age, upon the complete or partial termination of the profit-sharing plan, or upon the complete discontinuance of employer contributions.

          Forfeitures of Matching Contributions, other than Excess Aggregate Contributions, shall be made in accordance with section 8.2.



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          (b) Matching Contributions Account. The plan administrator will maintain a matching contributions account for each participant for whom the employer makes a matching contribution. Matching contributions on behalf of the participant for a matching period will be credited to his matching contributions account.

          (c) Use of Forfeitures. Forfeitures occurring during a matching period, will be applied according to the method specified in the adoption agreement. Forfeitures of Excess Aggregate Contributions shall be made in accordance with Section 6.8(d)(iii).

          If the forfeitures occurring in a matching period exceed the amount of employer matching contributions required for such period, the excess will be carried over and applied in the succeeding period. However, no such amounts will be carried over to a succeeding plan year. Any forfeitures not applied at the end of a plan year will be applied in accordance with the adoption agreement.

          (d) Source of Contributions. Unless specified otherwise in the adoption agreement, the employer will make the matching contributions required under this section regardless of whether the employer has current or accumulated profits.

          (e) Supplemental Profit Sharing Contributions. If in the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM adoption agreement the employer elects profit sharing contributions or supplemental contributions, the employer may make such contributions. Such contributions (if any) are in addition to any matching contributions the employer makes. Such contributions will be allocated to separate employer profit sharing contributions accounts on behalf of participants in accordance with the adoption agreement and Section 8.2, except that any forfeitures from such accounts will be applied in accordance with subsection (c) above instead of
Section 8.2(e).



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     8.6  Persons Entitled to Share in Allocations.

          (a) Application of this Section. The rules in this section will determine which persons are entitled to an allocation of employer contributions for a plan year under a profit-sharing, a target benefit, or a money purchase pension plan or of employer supplemental profit-sharing contributions under a 401(k) plan. See Section 8.5(a) for entitlement to an employer matching contribution.

          (b) Last Day of Plan Year Rule. If provided in the adoption agreement, a person will not be entitled to an allocation of employer contributions unless he was still an active employee at the end of the plan year.

          (c) Year of Service Rule. If provided in the adoption agreement, a person will not be entitled to an allocation of employer contributions unless during such plan year he completed at least 1,000 hours of service (or such smaller number of hours of service as is specified in the adoption agreement for a year of service). In the case of a person who first became an employee during a plan year, the number of hours of service required will be prorated based on the date when he became an employee.

          (d) Last Day of Plan Year and Year of Service. If provided in the adoption agreement, a person will not be entitled to an allocation of employer contributions unless he satisfies the requirements of subsections (b) and (c) as of the end of the plan year.

          (e) Exception. The requirements of subsections (b), (c) and (d) above will not apply to a person who terminated employment with the employer during the plan year because of retirement, death or disability.

          (f) Standardized Plans. Notwithstanding the above, if selected in the adoption agreements, in a standardized plan, all participants in the plan are entitled to receive an allocation of employer contributions, unless they have less than or equal to 500 hours of service and are not employed on the last day of the plan year.



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     8.7  Allocation Rules.

          (a) Application of this Section. This section governs the allocation of employer contributions for a plan year under a profit sharing or money purchase pension plan or employer supplemental profit-sharing contributions under a 401(k) plan. See Section 8.4(C) for the allocation of employer contributions under a target benefit plan (and any forfeitures used to reduce employer contributions) and Section 8.5(a) for the allocation of employer matching contributions (and any forfeitures used to reduce employer matching contributions).

          As used in this section, the term participant includes any person entitled to share in the allocation of employer contributions (and/or forfeitures) for the plan year.

          (b) Minimum Contribution Formula. If in the adoption agreement the employer elected a minimum contribution formula, employer contributions (and any forfeitures) will be allocated first so that each participant (or, if elected in the adoption agreement, each participant who is not a key employee - as defined in Section 14.2(a)) receives the minimum contribution required under such formula.

          (c) Non-Integrated Formula. If in the adoption agreement the employer elected a non-integrated formula, employer contributions will be allocated so that each participant who is entitled to receive an allocation of the employer's contribution receives an equal contribution as either a percentage of his plan compensation or a flat dollar amount for the plan year (employer contributions to a profit-sharing plan or employer supplemental profit-sharing contributions to a 401(k) plan), or so that each participant receives the percentage of his plan compensation for the plan year specified in the adoption agreement (money purchase pension plan). However, notwithstanding the above, if selected in the adoption agreement, a nonstandardized plan may require a participant to satisfy the requirements of subsection (b), (c), or (d) of Section 8.6.

          (d) Integrated Formula.

              (i) Notwithstanding any section of the plan to the contrary, this subsection (i) applies to the allocation of employer contributions under a profit-sharing plan or employer supplemental profit-sharing contributions to a 401(k) plan where the employer elected an integrated formula in the adoption agreement. However, the integrated formula shall not be taken into account with respect to 401(k) plan contributions. Employer contributions for the plan year plus any forfeitures will be allocated to participant's accounts as follows:



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          Step One: Contributions and forfeitures will be allocated to each participant's account in the ratio that each participant's total compensation bears to all participants' total compensation, but not in excess of 3% of each participant's compensation.

          Step Two: Any contributions and forfeitures remaining after the allocation in Step One will be allocated to each participant's account in the ratio that each participant's compensation for the plan year in excess of the integration level bears to the excess compensation of all participants but not in excess of 3% of each Participant's Plan Compensation. For purposes of this Step Two, in the case of any Participant who has exceeded the cumulative permitted disparity limit described below, such Participant's total Plan Compensation for the Plan Year will be taken into account.

          Step Three: Any contributions and forfeitures remaining after the allocation in Step Two will be allocated to each participant's account in the ratio that the sum of each participant's total compensation and compensation in excess of the integration level bears to the sum of all participants total compensation and compensation in excess of the integration level, but not in excess of the profit-sharing maximum disparity rate. For purposes of this Step Three, in the case of any Participant who has exceeded the cumulative permitted disparity limit described below, two times such Participant's total Plan Compensation for the Plan Year will be taken into account.

          Step Four: Any remaining employer contributions or forfeitures will be allocated to each participant's account in the ratio that each participant's total compensation for the plan year bears to all participants' total compensation for that year.



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          Except as otherwise provided in the adoption agreement, the profit-sharing maximum disparity rate will be equal to 2.7% If the adoption agreement so provides, the profit-sharing maximum disparity rate will be equal to the lesser of:

          (A) 2.7%; or

          (B) the applicable percentage determined in accordance with the table below:

If the integration level
                                                          the applicable
     is more than          but not more than              percentage is:
     ------------          -----------------              --------------
      $0                          X*                            2.7%
      X*                          80% of TWB                    1.3%
      80% of TWB                  Y**                           2.4%

*X = the greater of $ 10,000 or 20 percent of the TWB
**Y = any amount more than 80% of the TWB but less than 100% of the TWB. TWB = the Social Security Taxable Wage Base.

          (ii) This subsection (ii) applies to the allocation of employer contributions under a money purchase pension plan where the employer elected an integrated formula in the adoption agreement. Such allocations will be performed so that each participant receives the percentage of his total plan compensation for the plan year specified in the adoption agreement (the "base contribution percentage"), plus a percentage and not to exceed the lesser of the base contribution percentage or the money purchase maximum disparity rate of such participant's compensation in excess of the integration level.



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          Except as otherwise provided in the adoption agreement, the money purchase maximum disparity rate is 5.7%. If the adoption agreement so provides, the money purchase maximum disparity rate will be equal to the lesser of:

          (A) 2.7%; or

          (B) the applicable percentage determined in accordance with the table below:

If the integration level
                                                          the applicable
     is more than                but not more than        percentage is:
     ------------                -----------------        --------------
      $0                             X*                        2.7%
      X*                             80% of TWB                1.3%
      80% of TWB                     Y**                       2.4%

*X = the greater of $ 10,000 or 20 percent of the TWB
**Y = any amount more than 80% of the TWB but less than 100% of the TWB. TWB = the Social Security Taxable Wage Base.

          (iii) Unless the employer elects a lower maximum disparity rate in (i) or (ii) above, the integration level shall be equal to the taxable wage base. The taxable wage base is the maximum amount of earnings which may be considered as wages for a year under section 3121(a)(1) of the Code in effect as of the beginning of the plan year.

          (iv)  Overall Permitted Disparity Limits.

                (A) Annual Overall Permitted Disparity Limit. Notwithstanding the preceding paragraphs, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in Section 408(k) of the Code, maintained by the Employer that provides for permitted disparity (or imputes disparity), Employer contributions and forfeitures will he allocated to the account of each Participant who either completes more than 500 hours of service during the Plan Year or who is employed on the last day of the Plan Year in the ratio that such Participant's total Plan Compensation bears to the total Plan Compensation of all Participants.



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                (B) Cumulative Permitted Disparity Limit. Effective for Plan
Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative permitted disparity limit.

          (e) Plan Compensation. For purposes of determining allocations to a participant's account under this section (and, if applicable, under Section 8.5(c)) plan compensation means the participant's plan compensation for the plan year under Section 2.19, adjusted as follows:

              (i) Unless otherwise provided in the adoption agreement, excluding any plan compensation paid to the participant before he became a participant under Section 4.3 or after he ceased to be a participant under
Section 4.4.

              (ii) Excluding any plan compensation during the plan year above the cap (if any) specified in the adoption agreement.

              (iii) Excluding any items of plan compensation specified in the adoption agreement. However, no items of plan compensation will be excluded if the effect of such exclusion would be to use for plan purposes a higher percentage of the total plan compensation of employees in the higher paid group than the percentage of total plan compensation used for plan purposes for employees in the lower paid group.

              Notwithstanding subsections (ii) and (iii) above, no items of compensation will be excluded if in the adoption agreement the employer elects an integrated formula for allocations to participants' accounts (provided that the employer may in the adoption agreement elect a dollar cap on compensation which is above the Social Security wage base for such year).



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     8.8 Determination of Level Funding Amount. For purposes of determining a
Participant's Target Benefit, a Participant's years of projected participation under the Plan is the sum of (1) and (2), where (1) is the number of years during which the Participant benefited under this Plan beginning with the latest of: (a) the first Plan Year in which the Participant benefited under the Plan,
(b) the first Plan Year taken into account in the Target Benefit formula, and
(c) any Plan Year immediately following a Plan Year in which the Plan did not satisfy the safe harbor for target benefit plans in Regulations section 1.401(a)(4)-8(b)(3), and ending with the last day of the current Plan Year, and
(2) is the number of years, if any, subsequent to the current Plan Year through the end of the Plan Year in which the Participant attains normal retirement age.

     For purposes of this definition of years of projected participation, if this Plan is a prior safe harbor plan, the Plan is deemed to satisfy the safe harbor for target benefit plans in Regulations Section 1.401(a)(4)-8(b)(3) and a Participant is treated as benefiting under the Plan in any Plan Year beginning prior to January 1, 1994. A prior safe harbor plan is a plan that (1) was adopted and in effect on September 19, 1991, (2) which on that date contained a stated benefit formula that took into account service prior to that date, and
(3) satisfied the applicable nondiscrimination requirements for target benefit plans for those prior years. For purposes of determining whether a Plan satisfies the applicable nondiscrimination requirements for target benefit plans for Plan Years beginning before January 1, 1994, no amendments after September 19, 1991, other than amendments necessary to satisfy section 401(1) of the Code, will be taken into account. For purposes of this Section, Average Annual Compensation means the average of a Participant's annual Plan Compensation, as defined in Section 2.19, over the three-year consecutive Plan Year period ending in the current year or in any prior year that produces the highest average. If the Participant has less than three years of participation in this Plan, Plan Compensation is averaged over the Participant's total period of participation.

     For each Plan Year, the Employer will contribute for each Participant who is eligible to receive an allocation, the annual Level Funding Amount calculated below. The annual Level Funding Amount with respect to a Participant will be determined each year as follows:

          Step 1: Calculate the present value of the Participant's Target Benefit, as set forth in the Adoption Agreement (assuming a normal retirement date of age 65) by multiplying the Target Benefit by the applicable factor in Table I of the Appendix to the Adoption Agreement.



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          Step 2: Calculate the excess, if any, of the amount determined in
Step 1 over the "theoretical reserve."

          Step 3: Amortize the result in Step 2 by multiplying it by the applicable factor from Table II. For the Plan Year in which the Particpant attains normal retirement age and for any subsequent Plan Year, the applicable factor is 1.0.

     For purposes of this section, the theoretical reserve is determined according to (i) and (ii) below:

              (i) Initial Theoretical Reserve. A Participant's theoretical reserve as of the last day of the Participant's first year of projected participation (year 1) is zero. However, if this Plan is a prior safe harbor plan with a stated benefit formula that takes into account Plan Years prior to the first plan year this Plan satisfies the safe harbor in Regulations section 1.401(a)(4)-8(b)(3)(c), the initial theoretical reserve is determined as follows:

                   (A) Calculate as of the last day of the Plan Year immediately preceding year 1 the present value of the Target Benefit, using the actuarial assumptions, the provisions of the Plan, and the Participant's Plan Compensation as of such date. For a Participant who is beyond normal retirement age during year 1, the Target Benefit will be determined using the actuarial assumptions, the provisions of the Plan, and the Participant's Plan Compensation as of such date, except that the straight life annuity factor used in that determination will be the factor applicable for the Participant's normal retirement age.

                   (B) Calculate as of the last day of the Plan Year immediately preceding year 1 the present value of future employer contributions, i.e., the contributions due each Plan Year using the actuarial assumptions, the provisions of the Plan (disregarding those provisions of the Plan providing for the limitations of section 415 of the Code or the minimum contributions under section 416 of the Code), and the Participant's Plan Compensation as of such date, beginning with year 1 through the end of the Plan Year in which the Participant attains normal retirement age.

                   (C) Subtract the amount determined in (B) from the amount determined in (A).

              (ii) Accumulate the initial theoretical reserve determined in (i) and the Employer contributions (as limited by Section 415 of the Code, but without regard to any required minimum contributions under Section 416 of the
Code) for each



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Plan Year beginning in year 1 up through the last day of the current Plan Year
(excluding contribution(s) (if any) for the current Plan Year) using the Plan's interest assumption in effect for each such year. In any Plan Year following the Plan Year in which the Participant attains normal retirement age, the accumulation is calculated using an interest rate of O%. For purposes of determining the level of annual Employer contributions necessary to fund the Target Benefit, the calculations in (i) and (ii) above will be made as of the last day of each Plan Year, on the basis of the Participant's age on the Participant's last birthday, using the interest rate in effect on the last day of the prior Plan Year.



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                                   ARTICLE 9
                                   ---------

                    BENEFITS UPON RETIREMENT OR DISABILITY
                    --------------------------------------

     9.1  Retirement Dates.

          (a) Normal Retirement Date. A participant may retire on his normal retirement date. His normal retirement date is his 65th birthday unless the employer specifies another date in the adoption agreement; any other date may not be later than his 65th birthday or, if later, the 5th anniversary of the first day of the plan year in which he commenced participation. If a participant's normal retirement date is the date he completes a specified number of years of participation, years of participation in any predecessor plan will be counted toward meeting the requirement.

          If, for plan years beginning before January 1, 1988, normal retirement age was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for participants who first commenced participation under the plan before the first plan year beginning on or after January 1, 1988, shall be the earlier of
(A) the tenth anniversary of the date the participant commenced participation in the plan (or such anniversary as had been elected by the employer, if less than 10) or (B) the fifth anniversary of the first day of the first plan year beginning on or after January 1, 1988. The participation commencement date is the first day of the first plan year in which the participant commenced participation in the plan.

          (b) Early Retirement Date. If the employer selects an early retirement provision in the adoption agreement, a participant may retire on any date on or after he meets the age and service requirements specified in the adoption agreement for early retirement. A participant who terminates his employment after having satisfied the service but not the age requirement for early retirement specified in the adoption agreement will become eligible to receive early retirement benefits upon satisfaction of the age requirement.

          (c) Late Retirement Date. If a participant continues in employment after his normal retirement date, he may continue to make 401(k) savings contributions and/or after-tax employee contributions (if applicable in the employer's plan) until his later retirement date, and he will continue to share in employer contributions and forfeitures in accordance with the plan's allocation formula until his late retirement date.



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     9.2  Disability Retirement.

          (a) A participant will be considered to have retired if he leaves the employer's service because of total and permanent disability. Total and permanent disability means a permanent physical or mental impairment which prevents the participant from engaging in any substantial gainful occupation or employment. The permanence and degree of such impairment shall be supported by medical evidence.

          (b) The plan administrator will determine whether a participant has a total and permanent disability under uniform rules of general application, and the plan administrator's determination will be final.

     9.3  Retirement Benefits.

          (a) A participant who retires will be fully vested and will receive benefit payments based upon the total amount credited to his account. The participant will receive: (i) in the case of a single sum payment, the total amount credited to his accounts at the date the distribution is made; (ii) in the case of an annuity contract, such total amount will be used to purchase such annuity contract; or (iii) in the case of installment payments, the first such installment will be based on such total amount, and subsequent installments will be based on the total amount credited to the participant's accounts at the date of each such installment.



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          (b) The date of distribution to a retired participant (or the date of the first installment payment to the retired participant) will he the earliest practicable date after the valuation date coincident with or next following either (i) the participant's retirement date or, (ii) such later date as the participant designates, subject to the required distribution date rules of
Section 9.8. However, if the participant's account balance(s) exceed $3,500 distribution before normal retirement date will not be made (or installment payments will not commence) unless the participant and his spouse consents thereto in accordance with applicable regulations.

          (c) The consent of the participant and the participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The plan administrator shall notify the participant and the participant's spouse of the right to defer any distribution until the participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the plan in a manner that would satisfy the notice requirements of section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided the distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, the plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution.



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          Notwithstanding the foregoing, only the participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the participant pursuant to section 10.6 of the plan, only the participant need consent to the distribution of an account balance that is immediately distributable.) Neither the consent of the participant nor the participant's spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this plan if the plan does not offer an annuity option (purchased from a commercial provider) and if the employer or any entity within the same controlled group as the employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code), the participant's account balance may, without the participant's consent, be distributed to the participant. However, if any entity within the same controlled group as the employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) then the participant's account balance will be transferred, without the participant's consent, to the other plan if the participant does not consent to an immediate distribution.

          An account balance is immediately distributable if any part of the account balance could be distributed to the participant (or surviving spouse) before the participant attains or would have attained if not deceased) the later of normal retirement age or age 62.

     9.4 Method of Payment. Subject to the rules specified in this article, a participant's retirement benefit will be paid to him in one or more of the following methods, as elected by the participant:

          (a) one or more payments within one taxable year of the participant;

          (b) approximately equal monthly, quarterly, semi-annual or annual installments over a period certain not exceeding the life expectancy of the participant or the joint life and last survivor expectancy of the participant and his designated beneficiary;

          (c) applied toward the purchase of a fixed annuity contract with payments over a period of time not exceeding the lifetime of the participant or the lifetimes of the participant and his designated beneficiary.



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     9.5  Married Participants.

          (a) Qualified Joint and Survivor Annuity. Except in the case of a participant in an exempt profit sharing or 401(k) plan (as defined in subsection
(d) below) or in the case of a participant with a small account (as defined in subsection (e) below), retirement benefits to a married participant will be paid in the form of the purchase and delivery of a qualified joint and survivor annuity unless the participant elects otherwise in writing during the 90-day period ending on the annuity starting date. The participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the plan. The earliest retirement age is the earliest date on which, under the plan, the participant could elect to receive retirement benefits. Such an election must be accompanied by his spouse's qualified consent (other than the participant's election of a joint and survivor annuity giving the spouse a 50% or greater su~vivorship interest). At any time before the commencement of benefits, the participant may make and revoke such an election without limit as to the number of elections. The making of such an election requires his spouse's qualified consent; revocation of such an election does not.

          A qualified joint and survivor annuity is an immediate annuity for the life of the participant with a survivor annuity for the life of the participant's spouse which is 50 percent of the amount of the annuity payable during the joint lives of the participant and the participant's spouse. The qualified joint and survivor annuity is the amount of benefit that can be purchased with the participant's vested interest in his accounts.

          (b) Joint and Survivor Notice.

              (i) The plan administrator will provide each married participant no less than 30 days and no more than 90 days prior to the annuity starting date with a written explanation of: the terms and conditions of a qualified joint and survivor annuity; the participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; the rights of a participant's spouse; and the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity.



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          (ii) Notwithstanding the other requirements of the notice requirements prescribed by this section and section 10.3 with respect to a preretirement qualified retirement annuity; notice need not be given to a participant if (1) the plan "fully subsidizes" the costs of a qualified joint and survivor annuity or qualified preretirement survivor annuity, and (2) the plan does not allow the participant to waive the qualified joint and survivor annuity or qualified preretirement survivor annuity and does not allow a married participant to designate a nonspouse beneficiary. For purposes of this section, a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the participant may result from the participant's failure to elect another benefit.

          (c) Qualified Consent. A waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity. Any waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity shall not be effective unless: (a) the participant's spouse consents in writing to the election; (b) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent); (c) the spouse's consent acknowledges the effect of the election; and (d) the spouse's consent is witnessed by a plan representative or notary public. Additionally, a participant's waiver of the qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified consent.


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          Any consent by a spouse obtained under this provision (or
establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the participant has received notice as provided in Section 9.5(b) with respect to a qualified joint and survivor annuity or Section 10.3(b) with respect to a qualified preretirement survivor annuity.

          The requirement for a qualified consent is waived if the participant establishes to the plan administrator's satisfaction that there is no spouse or that the spouse cannot be located or under other circumstances described in regulations under Code Section 417. The requirement of a qualified consent is also waived for any election or revocation by a participant which has the effect of increasing the survivorship interest of the spouse.

          (d) Exempt Profit Sharing Plans. Is a plan which meets the Safe Harbor Rules under Section 10.6. In a profit sharing plan or 401(k) plan, the sole beneficiary of a married participant in the event of his death before retirement benefits commence is his spouse, unless his spouse has agreed otherwise in a qualified consent (as defined in subsection (c) above) (see Section 10.5(a)). Therefore, such a plan is exempt from the qualified joint and survivor annuity requirement of subsection (a) above. Under an exempt profit sharing or 401(k) plan, a participant will receive his retirement benefit in the form of a lump sum payment under Section 9.4(a) unless the participant elects otherwise.



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          However, a profit sharing or 401(k) plan is not exempt from the qualified joint and survivor annuity requirement if the participant in fact elects an annuity form of payment under Section 9.4(c). Also a profit sharing or 401(k) plan is not exempt from such requirement with respect to any participant for whom the plan is a direct or indirect transferee of a defined benefit pension plan, a money purchase pension plan (including a target benefit plan) or a stock bonus or profit sharing plan which provides for a life annuity form of payment to the participant; however, this plan will not be treated as a transferee plan solely by reason of a rollover from any such other plan. In addition, a profit sharing plan will not be considered exempt unless the participant's spouse is the beneficiary of any insurance on the participant's life, unless his spouse agrees otherwise in a qualified consent.

          (e) Small Account Defined. A small account is an account with a vested balance that does not exceed $3,500. In applying the $3,500 rule, all accounts or portions of accounts from which the claimant is entitled to payment are added together except for accounts attributable to qualified voluntary employee contributions. If the present value of a participant's account balance is zero, such participant shall be deemed to have received a distribution of such vested account balance. Except as otherwise provided in the adoption agreement, a small account will be distributed as soon as practicable following termination of employment or retirement in the form of a single sum payment.

          (f) Transition Rules. The provisions of this section apply to any participant who is credited with at least one hour of service on or after August 23, 1984. They apply to any other participant in accordance with section
10.7 who was credited with at least one hour of service between September 1, 1974, and August 23, 1984 (a transition participant).

     9.6 Unmarried Participants. Except in the case of an exempt profit sharing or 401(k) plan (as defined in Section 9.5(d)) or as provided in Section 9.5(f), unless the participant elects otherwise, benefits to an unmarried participant will be paid in the form of an annuity providing periodic payments for the lifetime of the participant in the amount that can be purchased with the participant's vested interest in his accounts.



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     9.6A. Direct Rollover Requirements. This Section applies to distributions made on or after January 1, 1993.

           (a) Election to Make Direct Rollover. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

           (b) Definitions.

               (1) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.

               (2) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (3) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

               (4) Direct rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.



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     9.7  Distribution Requirements.

          Rules Applicable to Installment Pavrnents. The following rules will apply to benefits payable in the form of installments under Section 9.4(b).

          Life expectancy of the participant and the participant's spouse is calculated as of the required beginning date (see Section 9.8) or if elected by the participant (or the spouse, if required) by the time distributions are required to begin, will be recalculated annually thereafter. The life expectancy of a designated beneficiary other than the participant's spouse will be calculated as of the required distribution date and payments for any 12 consecutive month period after such date will be based on such life expectancy less the number of whole years passed since such date. Life expectancy and joint and last survivor expectancy are computed using the return multiples in Section 1.72-9 of the Income Tax Regulations.

          (a) (1) Subject to 9.5, Joint and Survivor Annuity Requirements, the requirements of this article shall apply to any distribution of a participant's interest and will take precedence over any inconsistent provisions of this plan. Unless otherwise specified, the provisions of this article apply to calendar years beginning after December 31, 1984.

                (2) All distributions required under this article shall be determined and made in accordance with the proposed regulations under section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed federal income tax regulations.

          (b) Required beginning date. The entire interest of a participant must be distributed or begin to be distributed no later than the participant's required beginning date.



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          (c) Limits on Distribution Periods. As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

              (i)   the life of the participant,

              (ii)  the life of the participant and a designated beneficiary,

              (iii) a period certain not extending beyond the life expectancy of the participant, or

              (iv) a period certain not extending beyond the joint and last survivor expectancy of the participant and a designated beneficiary.

          (d) (1) Determination of amount to be distributed each year. If the participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date.

          (d)   (2) Individual account.

                    (a) If a participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the participant or the joint life and last survivor expectancy of the participant and the participant's designated beneficiary or (2) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the participant's benefit by the applicable life expectancy.

                    (b) For calendar years beginning before January 1, 1989, if the participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the participant.



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                    (c) For calendar years beginning after December 31, 1988,
the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the participant shall be distributed using the applicable life expectancy in section 9.7(d)(2)(a) above as the relevant divisor without regard to Proposed Regulations section 1.401(a)(9)-2.

                    (d) The minimum distribution required for the participant's first distribution calendar year must be made on or before the participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

          (d)   (3) Other Forms.

                    (a) If the participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

     9.8 Required Beginning Date. Distribution to any participant (whether active, retired or otherwise terminated) must be made, or installment or annuity payments must begin, no later than April 1 following the calendar year in which he reaches age 70 1/2 (the required beginning date). See Section 10.4(c) for definitions.



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     9.9  Transitional Rule.

          (a) In General. This section will apply if the employer's execution oF the adoption agreement constitutes an amendment and restatement of an existing plan that was in effect before 1984, and with respect to which one or more participants had made the designations described in this section. Notwithstanding the requirements of Sections 9.7, but subject to the spousal protection and small benefits provisions of Section 9.5, distributions on behalf of any employee may be made provided that each of the following requirements is satisfied (regardless of when such distribution commences):

              (i) the distribution is one which would not have disqualified the plan under Code Section 401(a)(9) as in effect before amendment by the Deficit Reduction Act of 1984;

              (ii) the distribution is in accordance with a method of distribution designated by the employee whose interest in the plan is being distributed or, if the employee is deceased, by a beneficiary of such employee;

              (iii) such designation was in writing, was signed by the employee or the beneficiary, and was made before January 1, 1984;

              (iv) the employee had accrued a benefit under the plan as of December 31, 1983; and

              (v) the method of distribution designated by the employee or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the employee's death, the beneficiaries of the employee listed in order of priority.

          (b) Distributions on Death. A distribution upon death will not be covered by this transitional rule unless the designation contains the information described in subsection (a) above with respect to the distributions to be made upon the death of the employee.



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          (c) Presumption of Designation. For any distribution which commenced before January 1, 1984, and continued after December 31, 1983, the employee, or the beneficiary, to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirement in subsections (a)(i) and (v) above.

          (d) Revocation of Designation. If such a designation is revoked, any subsequent form of distribution must satisfy the requirements of Code Section 401(a)(9) and the proposed regulations thereunder as in effect at the time of distribution. If a designation is revoked subsequent to the date distributions are required to begin, the plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the proposed regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the original or a subsequent designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter directly or indirectly the period over which distributions are to be made under the designation (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 in section 1.401(a)(9) of the proposed regulations shall apply.

     9.10 Date Benefit Payments Begin. Unless the participant elects otherwise (but subject to the required distribution date rule in Section 9.7), distribution of benefits under the plan will begin no later than the 60th day following the close of the plan year in which the latest of the following events occurs:

          (a) the termination of the participant's employment with the employer;

          (b) the participant attains age 65 or the participant's normal retirement date, if earlier;

          (c) the tenth anniversary of the year in which the participant began participation in the plan.



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          Notwithstanding the foregoing, the failure of a participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of section 9.3 of the plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

     9.11 Annuities Nontransferable. Any annuity contract distributed to a participant, spouse or beneficiary under the plan must be nontransferable. The terms of any annuity contract purchased and distributed by the plan to a participant or spouse shall comply with the requirements of this Plan.



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                                  ARTICLE 10
                                  ----------

                              BENEFITS UPON DEATH
                              -------------------

     10.1 Benefits upon Death.

          (a) Death During Employment After Retirement.

              (1) In General. If a participant dies while employed by the employer or after retirement (including disability retirement), his beneficiary will receive: (i) in the case of a single sum payment, the total amount credited to the participant's accounts at the date distribution is made; (ii) in the case of an annuity contract, such total amount will be used to purchase such annuity contract; or (iii) in the case of installment payments, the first such installment will be based on such total amount, and subsequent installments will be based on the total amount credited to the participant's accounts at the date of each such installment.

              (2) Special Rule for Accounts Invested in Certain Annuity Contracts. If all or any portion of the participant's account is invested in an annuity contract, and the terms of the contract so provide, the participant's beneficiary will receive a death benefit equal to the sum of (a) the total amount credited to the participant's accounts which is not invested in such annuity contract as of the distribution date and (b) the greatest of: (i) the total amount credited to the participant under the contract at the date distribution is made; (ii) the excess of the total contributions to the contract over total withdrawals from the contract; or (iii) the highest amount credited to the contract as of the end of the calendar year in which any fifth anniversary of the initial acquisition of the contract occurred. This paragraph
(2) will become effective on the date that a contract providing for such death benefit is acquired.



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          (b) Death After Other Termination of Employment. If a participant dies after termination of employment for any reason other than retirement (including disability retirement), his beneficiary will receive death benefits determined as follows:

              (i) If the participant died before forfeiture of the nonvested portion of his accounts under Section 11.4, the vested amount in the participant's accounts will be determined and the balance will be forfeited immediately, death benefits will be based upon the vested amounts remaining after such forfeiture, and such amount will be applied as provided in subsection
(a) above.

              (ii) if the participant died after forfeiture of the nonvested portion of his accounts under Section 11.4, death benefits will be based upon the vested amounts remaining after such forfeiture, and such amount (reduced by any prior payments to the participant before his death) will be applied as provided in subsection (a) above.

          (c) Date of Distribution. The date of distribution to a beneficiary (or the date of the first installment payment to the beneficiary) will be the earliest practicable date after the valuation date coincident with or next following either (i) the date when the plan administrator has received such evidence of the participant's death and such evidence of the beneficiary's (or beneficiaries') right to receive such distribution as the plan administrator deems necessary, or (ii) such later date as the beneficiary designates, subject to Section 10.4. However, where the participant's spouse is the beneficiary under Section 10.5(a), payment will be made within 90 days after the participant's death (unless under the circumstances, 90 days is unreasonably short); however, the spouse may elect to defer payment until after the valuation date next following the participant's death.



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     10.2 Method of Payment. Subject to the requirements of Section 10.3, death benefits will be paid in one or a combination of the following methods:

          (a) one or more payments within one taxable year of the beneficiary;

          (b) approximately equal monthly, quarterly, semi-annual or annual installments over a period certain permitted under Section 10.4;

          (c) applied toward the purchase of a fixed annuity contract providing for payments over a period permitted under Section 10.4.

          The method of payment will be elected by the beneficiary unless the participant in his designation of beneficiary form designated the form of payment.

     10.3 Qualified Preretirement Survivor Annuity.

          (a) Unless an optional form of benefit has been selected within the election period pursuant to a qualified consent as defined in 9.5(c) if a participant dies before the annuity starting date then the participant's vested account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the participant's death.

          (b) Notice. In the case of a qualified preretirement survivor annuity as described in section (a), the plan administrator shall provide each participant within the applicable period for such participant a written explanation of the qualified preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of section 9.5(b)(i) applicable to a qualified joint and survivor annuity.

          The applicable period for a participant is whichever of the following periods ends last: (i) the period beginning with the first day of the plan year in which the participant attains age 32 and ending with the close of the plan year preceding the plan year in which the participant attains age 35; (ii) a reasonable period ending after the individual becomes a participant; (iii) a reasonable period ending after section 9.5(b)(ii) ceases to apply to the participant; (iv) a reasonable period ending after this article first applies to the participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a participant who separates from service before attaining age 35.



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          For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a participant who separates from service before the plan year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a participant thereafter returns to employment with the employer, the applicable period for such participant shall be redetermined.

          (c) Definitions. For purposes of Section 10.3, the following definitions shall apply:

              (1) Election period: The period which begins on the first day of the plan year in which the participant attains age 35 and ends on the date of the participant's death. If a participant separates from service prior to the first day of the plan year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

                  Pre-age 35 waiver: A participant who will not yet attain age 35 as of the end of any current plan year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the plan year in which the participant will attain age 35. Such election shall not be valid unless the participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under section 9.5(b)(i). Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the plan year in which the participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this article.

              (2) Spouse (surviving spouse): The spouse or surviving spouse of the participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.



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              (3) Annuity starting date: The first day of the first period for which an amount is paid as an annuity or any other form.

              (4) Vested account balance: The aggregate value of the participant's vested account balances derived from employer and employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the participant's life. The provisions of this article shall apply to a participant who is vested in amounts attributable to employer contributions, employee contributions (or both) at the time of death or distribution.

     10.4 Limitation on Installment or Annuity Payment of Death Benefits.

          (a) In General. This section 10.4 governs payment of death benefits where the form of payment is not covered by an election made before January 1, 1984 by a participant or beneficiary as described in Section 9.9.

          (b) Death Distribution Provisions.

              (1) Distribution beginning before death. If the participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the participant's death.

              (2) Distribution beginning after death. If the participant dies before distribution of his or her interest begins distribution of the participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

                  (a) if any portion of the participant's interest is payable to a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the participant died;

                  (b) if the designated beneficiary is the participant's surviving spouse, the date distributions are required to begin in accordance with (2)(a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the participant died and (2) December 31 of the calendar year in which the participant would have attained age 70 1/2.



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                  If the participant has not made an election pursuant to this section 10.4(b)(2) by the time of his or her death, the participant's designated beneficiary must elect the method of distribution no later than the earlier of
(1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year in which contains the fifth anniversary of the date of death of the participant. If the participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

              (3) For purposes of Section 10.4(b)(2) above, if the surviving spouse dies after the participant, but before payments to such spouse begin, the provisions of section 10.4(b)(2) with the exception of paragraph (b) therein, shall be applied as if the surviving spouse were the participant.

              (4) For purposes of this section 10.4(b), any amount paid to a child of the participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

              (5) For the purposes of this section 10.4(b), distribution of a participant's interest is considered to begin on the participant's required beginning date (or, if section 10.4(b)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to section 10.4(b)(2) above). If distribution in the form of an annuity irrevocably commences to the participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.



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          (c) Definitions for this section and section 9.7.

              (1) Applicable life expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the participant (or designated beneficiary as of the participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

              (2) Designated beneficial. The individual who is designated as the beneficiary under the plan in accordance with section 401(a)(9) and the proposed regulations thereunder.

              (3) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to section 10.4(b) above.

              (4) Life expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the federal income tax regulations.

              Unless otherwise elected by the participant (or spouse, in the case of distributions described in section 10.4(b)(2) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.



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              (5) Participant's benefit.

                  (a) The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                  (b) Exception for second distribution calendar year. For purposes of paragraph (a) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

              (6) Required beginning date.

                  (a) General rule. The required beginning date of a participant is the first day of April of the calendar year following the calendar year in which the participant attains age 70 1/2.

                  (b) Transitional rules. The required beginning date of a participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                      (1) Non-5-percent owners. The required beginning date of a participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                      (2) 5-percent owners. The required beginning date of a participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                          (i) the calendar year in which the participant attains
age 70 1/2, or



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                          (ii) the earlier of the calendar year with or within
which ends the plan year in which the participant becomes a 5-percent owner, or the calendar year in which the participant retires.

                          The required beginning date of a participant who is
not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

              (c) 5-percent owner. A participant is treated as a 5-percent owner for purposes of this section if such participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the plan is top-heavy) at any time during the plan year ending with or within the calendar year in which such owner attains age
66 1/2 or any subsequent plan year.

              (d) Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the participant ceases to be a 5-percent owner in a subsequent year.

     10.5 Beneficiary.

          (a) Designation of Beneficiary and Method of Payment. A participant may designate one or more beneficiaries on a form or other instrument filed with, and acceptable to, the plan administrator, and may revoke or change such designation in like manner at any time. The beneficiary may elect the form of payment under Section 10.2 (subject to the requirements of Section 10.3); however, the participant may in the designation of beneficiary form or other instrument specify the form of payment (subject to Section 10.3) and death benefits will be paid in such form. If a beneficiary is permitted to elect the method of payment of a benefit payable to him, he may designate one or more beneficiaries to receive any amount remaining undistributed at his death.

          Notwithstanding the preceding paragraph, in an exempt profit sharing plan or 401(k) plan as described in section 9.5(d), the sole beneficiary of a married participant is the participant's spouse, unless the spouse consents or has consented to the designation of another beneficiary in a qualified consent (as defined in Section 9.5(c)).



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          (b) Payment in Absence of Designation of Beneficiary. Any portion of a participant's death benefit which is not disposed of by a designation of beneficiary, for any reason whatsoever, will be paid to the participant's spouse if the spouse survives him, otherwise to the participant's estate in a lump sum.

          (c) Payment Under Prior Designation of Beneficiary. The plan administrator will be fully protected in directing payment in accordance with a prior designation of beneficiary if such direction (i) is given before receipt by the plan administrator of a later designation or (ii) is due to the inability of the plan administrator to verify the authenticity of a later designation.

     10.6 Safe Harbor Rules.

          (a) This section shall apply to a participant in a profit-sharing plan and 401(k) plan, and to any distribution, made on or after the first day of the first plan year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied:

              (1) the participant does not or cannot elect payments in the form of a life annuity; and

              (2) on the death of a participant, the participant's vested account balance will be paid to the participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the participant's designated beneficiary. The surviving spouse may elect to have distribution of the vested account balance commence within the 90-day period following the date of the participant's death. The account balance shall be adjusted for gains or losses occurring after the participant's death in accordance with the provisions of the plan governing the adjustment of account balances for other types of distributions. This section 10.6 shall not be operative with respect to a participant in a profit-sharing plan or 401(k) plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit-sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code. If this section 10.6 is operative, then the provisions of section 10.3 shall be inoperative.



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          (b) The participant may waive the spousal death benefit described in this section at any time provided that no such waiver shall be effective unless it satisfies the conditions of section 9.5(c) that would apply to the participant's waiver of the qualified preretirement survivor annuity.

          (c) For purposes of this section 10.6, vested account balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the participant's separate account balance attributable solely to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit-sharing plan, vested account balance shall have the same meaning as provided in section 10.3(c)(4).

     10.7 Transitional Rules.

          (a) Any living participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of this article must be given the opportunity to elect to have the prior sections of this article and section 9.5 apply if such participant is credited with at least one hour of service under this plan or a predecessor plan in a plan year beginning on or after January 1, 1976, and such participant had at least 10 years of vesting service when he or she separated from service.

          (b) Any living participant not receiving benefits on August 23, 1984, who was credited with at least one hour of service under this plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a plan year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with section (d) of 10.7.

          (c) The respective opportunities to elect (as described in sections
(a) and (b) above) must be afforded to the appropriate participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said participants.

          (d) Any participant who has elected pursuant to section (b) of this article and any participant who does not elect under section (a) or who meets the requirements of section (a) except that such participant does not have at least 10 years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:



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              (i) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married participant who:

                  (1) begins to receive payments under the plan on or after normal retirement age; or

                  (2) dies on or after normal retirement age while still working for the employer; or

                  (3) begins to receive payments on or after the qualified early retirement age; or

                  (4) separates from service on or after attaining normal retirement age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the plan and thereafter dies before beginning to receive such benefits;

                  then such benefits will be received under this plan in the form of a qualified joint and survivor annuity, unless the participant has elected otherwise during the election period. The election period must begin at least 6 months before the participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the participant at any time.

              (ii) Election of early survivor annuity. A participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the qualified joint and survivor annuity if the participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the participant at any time. The election period begins on the later of (1) the 90th day before the participant attains the qualified early retirement age, or (2) the date on which participation begins, and ends on the date the participant terminates employment.



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              (iii) For purposes of this section (d):

                    (a) Qualified early retirement age is the latest of:

                        (i) the earliest date, under the plan, on which the participant may elect to receive retirement benefits,

                        (ii) the first day of the 120th month beginning before the participant reaches normal retirement age, or

                        (iii) the date the participant begins participation.

                    (b) Qualified joint and survivor annuity is an annuity for the life of the participant with a survivor annuity for the life of the spouse as described in plan section 9.5(a).



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                                  ARTICLE 11

                 TERMINATION OF EMPLOYMENT AND VESTED INTEREST


     11.1 Vested Interest in Accrued Benefit.

          (a) Vesting Schedule. A participant will have a vested and nonforfeitable interest in that percentage of his employer contributions account or matching contributions account determined under the vesting schedule specified in the adoption agreement.

          (b) Full Vesting. Regardless of a participant's vesting under the vesting schedule, the participant becomes fully vested in his employer contributions account or matching contributions account upon the earlier of (i) his attaining his normal retirement date while he is still employed by the employer; (ii) his attaining his early retirement date as specified in the adoption agreement while he is still employed by the employer; or (iii) upon disability retirement under Section 9.2, or upon his death while he is still an employee.

     11.2 Changes in Vesting Schedule. After the adoption of any amendment that changes the vesting schedule or that directly or indirectly affects the computation of a participant's vested percentage, or any shift in or out of a vesting schedule because of a plan's top-heavy status, any participant having three or more years of service will have his vested percentage determined under whichever schedule gives him the higher vested percentage.

     11.3 Payment of Vested Interest. A participant's vested interest in his accrued benefit will be paid to him, or payments will begin, on a date elected by the participant and will be paid to him following his separation from service in one or more of the methods described in Section 9.4 as elected by the participant. The participant's election as to either time or form of payment will be subject to the rules, other than sections 9.1, 9.2, and 9.3 of Article
9. In the case of (a) a newly adopted plan or (b) an amendment or restatement that deferred all distributions until the participant's early or normal retirement date, the adoption agreement may provide that no distribution in the form of a single sum shall be made to a highly compensated employee prior to his early or normal retirement date, unless such employee executes a covenant not to compete in a form acceptable to the employer.



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     11.4 Forfeiture of Non-Vested Interest. A participant will forfeit the non-
vested portion of his account balance on the day after he incurs a period of five consecutive one-year breaks in service (or, if the employer's plan counts service for vesting purposes using the elapsed time rules of Article 3B, a period of severance of 60 months in length). The plan administrator may release the non-vested portion of a participant's account balance as a forfeiture on the earlier of the day he receives a distribution of his vested account balance or the day after he incurs a one-year break in service. However, if a participant resumes employment before a period of five consecutive one-year breaks in service (or a period of severance of 60 months in length, as the case may be) has been incurred, the non-vested portion of such participant's account shall be restored.

     11.5 Protections Upon Resumption of Employment. A former participant who returns to employment with the employer after a period of one or more one-year breaks in service will nevertheless receive credit for all his prior years of service for vesting and accrual purposes.

     11.6 Calculating Vested Interest After Account Distribution. Where a participant's employer contributions account or matching contributions account is charged with a withdrawal or distribution at a time when he is not fully vested in such account, the remaining balance of the participant in such account will be credited to a separate account within the participant's employer contributions account or matching contributions account, or accounting records will be maintained in a manner which has the same effect as establishing a separate account. The participant's vested interest in any such separate account at any subsequent time will be equal to an amount ("Y") determined by the formula:

                               y = P(AB + D) - D

where P is his vested percentage at such time; AB is the account balance in such separate account at such time; and D is the amount of the withdrawal or distribution. The term remaining balance as used in this section means a participant's interest in his employer contributions account or matching distribution remaining after a withdrawal or distribution of a portion or all of his vested interest therein.


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                                  ARTICLE 12

                IN-SERVICE DISTRIBUTIONS AND WITHDRAWALS; LOANS


     12.1 Withdrawal of After-Tax Contributions.

          (a) Amount. Except as otherwise provided in the adoption agreement, a participant whose employment has not terminated may upon reasonable advance notice to the plan administrator (and spousal consent, if applicable) withdraw all or any portion of his after-tax employee contributions account to the extent not previously withdrawn.

          (b) Payment and Plan Administrator Rules. Any withdrawal under this section will be paid to the participant as soon as practicable after the valuation date next following the plan administrator's receipt of the participant's withdrawal request; however the plan administrator may approve an earlier payment of some or all of the amount to be withdrawn if such earlier payment would not be detrimental to the interests of the other participants. If elected in the adoption agreement, notwithstanding Sections 5.1 and 6.1, a participant who makes an in-service withdrawal under this section may not make a 401(k) savings contribution or after-tax employee contribution for a period of up to 12 months following the date of such in-service withdrawal. However, the employer may elect in the adoption agreement to limit the suspension of after-tax employee contributions to in-service withdrawals made prior to the date that the participant attains age 59 1/2.

          The plan administrator or the sponsor may establish reasonable minimum or maximum withdrawal amounts and reasonable limitations on the frequency or number of withdrawals during a plan year. No forfeitures will occur solely as a result of an employee's making of an in-service withdrawal.

          (c) Separate Contract. For purposes of Code Section 72, a participant's after-tax employee contributions account attributable to post-1986 after-tax employee contributions will be accounted for separately and will be treated as a separate contract under the plan for income tax purposes.



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          (d) Special Rules. If the employer's execution of the adoption agreement constitutes the amendment and restatement of an existing plan to which one or more participants made after-tax contributions before 1987, such contributions will be accounted for separately, and for federal income tax purposes any withdrawals or distributions from the plan will be deemed to be a withdrawal or distribution of such contributions until they are exhausted.

     12.2 In-Service Withdrawals from Profit Sharing Plans.

          (a) In General. This section applies only if the employer's plan is a profit sharing plan (other than a 401(k) plan). To the extent provided in the adoption agreement, a participant whose employment has not terminated may make withdrawals from his accounts. The adoption agreement may limit such in-service withdrawals to financial hardship situations, or, as long as the requirements set forth in section 12.2(c) are met, may permit in-service withdrawals for reasons other than financial hardship.

          Notwithstanding the preceding paragraph, an in-service withdrawal will be permitted under the following circumstances: (i) termination of the plan without the establishment of a successor plan; (ii) the sale or other disposition to an unrelated entity of at least 85 percent of the assets used by the employer in a trade or business, provided the employee continues in employment with the purchaser of the assets; or (iii) the sale or other disposition to an unrelated entity of a subsidiary of the employer, provided the employee continues in employment with the subsidiary.

          (b) Financial Hardship. For purposes of this section, financial hardship means any of the circumstances specified in Section 12.3(c).

          The request for a hardship withdrawal under this section will be in writing on such form as the plan administrator may prescribe and will be filed with the plan administrator. The plan administrator may require a participant to submit such information or other evidence as is necessary to make the determination of financial hardship. The plan administrator may rely upon the accuracy of any information or materials submitted by the participant. The plan administrator will determine the existence of a financial hardship and the amount necessary to meet such financial hardship, and any such determination will be binding on the participant.

          (c) Amount. A participant may withdraw the amount he specifies, provided that a withdrawal may not exceed the smallest of whichever the following limitations applies:



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              (i)   the participant's total vested account balances;

              (ii) in the case of a hardship withdrawal, the amount determined by the plan administrator as necessary to meet the participant's financial hardship; or

              (iii) in the case of a non-hardship withdrawal, the amount attributable to employer contributions which have been on deposit in the plan for at least two years; provided that this limitation will apply only to employees who have been participants in the plan for less than five years. The limitation in this Section 12.2(c)(iii) will not apply to withdrawals after a participant has attained age 59-1/2 if such withdrawals are permitted in the adoption agreement.

          (d) Spousal Consent to In-Service Withdrawals. Unless the plan is an exempt profit sharing plan (as defined in Section 9.5(d)), a married participant's spouse must consent to an in-service withdrawal under this section in a qualified consent meeting the requirements of Section 9.5(c).

          (e) Payment and Plan Administrator Rules. Provisions governing the payment of a withdrawal under this section and plan administrator rules for such withdrawals are found at Section 12.1(b).

     12.3 In-Service Withdrawals from 401(k) plans.

          (a) In General. This section applies only if the employer's plan is a 401(k) plan. Except as otherwise provided in the adoption agreement, a participant whose employment has not terminated may make withdrawals from his accounts subject to the limitations of this section and the adoption agreement.



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          (b) Availability and Amount. The availability and amount of in-service withdrawals will be subject to the restrictions specified below.

              (i) 401(k) Savings Contributions Account. A participant may make in-service withdrawals from his 401(k) savings contributions account in the event of financial hardship only. The maximum withdrawal from the participant's 401(k) savings contributions account is the smaller of the amount of his 401(k) savings contributions, without earnings or investment gains (except any income allocable to 401(k) savings contributions as of December 31, 1988), or the amount needed to alleviate his financial hardship.

              (ii) Employer Contributions and Matching Contributions Accounts. To the extent provided in the adoption agreement, a participant may make in-service withdrawals from his employer contributions account (employer supplemental profit-sharing contributions) and/or matching contributions account. The adoption agreement may limit such in-service withdrawals to financial hardship situations, or may permit in-service withdrawals for reasons other than financial hardship; there may be different rules for withdrawals from employer contributions accounts and matching contributions accounts.

              If elected in the adoption agreement, notwithstanding sections 5.1 and 6.1, a participant who makes an in-service withdrawal under this section may not make a 401(k) savings contribution or after-tax employee contribution for a period of up to 12 months following such in-service withdrawal. However, the employer may elect in the adoption agreement to limit the suspension of employer contributions or matching contributions to in-service withdrawals made prior to the date that the participant attains age 59 1/2.

              The maximum in-service withdrawal from a participant's employer contributions account or matching contributions account is determined under the same limitations set forth in Section 12.2(c).

          (c) Financial Hardship.

              (i) An in-service withdrawal will be on account of financial hardship only if the participant has an immediate and heavy financial need and the withdrawal is necessary to meet the need.



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              (ii)  A withdrawal will be deemed to be on account of an immediate and heavy need if it is occasioned by (A) a deductible medical expense (within the meaning of Code Section 213(d)) incurred by or necessary for the participant or his spouse, children or dependent; (B) purchase of the participant's principal residence (not including mortgage payments); (C) tuition and related educational fees for the next 12 months of post-secondary education for the participant or his spouse, child or dependent; (D) rent or mortgage payments to prevent the participant's eviction from or the foreclosure of the mortgage on his principal residence; or (E) such other event or circumstance as the Internal Revenue Service permits.

              (iii) A withdrawal will be deemed necessary to satisfy the participant's financial needs if either (A) the participant has made all non-hardship withdrawals and obtained all nontaxable loans available under all of the employer's qualified retirement plan; and each such other plan which provides for 401(k) savings contribution contains restrictions similar to those in Section 5.2(b); or (B) the participant satisfies such other requirements as may be prescribed by the Internal Revenue Service.

              (iv) A participant must establish to the plan administrator's satisfaction both that the participant has an immediate and heavy financial need and that the withdrawal is necessary to meet the need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution), as provided in subsections (ii) and (iii) above.

              A participant's application for a hardship withdrawal will be in writing on such form and containing such information (or other evidence or materials establishing the participant's financial hardship) as the plan administrator may require. The plan administrator's determination of the existence of and the amount needed to meet a financial hardship will be binding on the participant.

          (d) Notwithstanding subsection (b) above,

              (i) to the extent provided in the adoption agreement, a participant may make in-service withdrawals from his 401(k) plan accounts after he has reached age 59-1/2; and

              (ii) a participant may make in-service withdrawals from his 401(k) accounts under the circumstances described in the second paragraph of 12.2(a).



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          (e) Miscellaneous. The spousal consent requirements are as specified in Section 12.2(d), and the payment procedures and plan administrator rules for withdrawals are as specified in Section 12.1(b).

     12.4 In-Service Withdrawals from Money Purchase Plan or Target Benefit Plan. In-service withdrawals are not permitted from employer contribution accounts under a money purchase plan or a target benefit plan.

     12.5 Loans. If the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM adoption agreement so provides, loans will be available from the plan. If loans are available, the plan administrator will establish guidelines and procedures for loans from the plan to participants in specific instances, which guidelines may include limitations on the number of loans that may be outstanding to a participant at any time or on the frequency of loans. Each loan must be approved by the plan administrator and must conform to the loan guidelines and procedures. The guidelines and procedures must be formulated and administered so that they conform with ERISA Section 408(b)(1) and ERISA Reg. (S)2550.408-1(d). In addition, the following requirements of this Section must be satisfied.

          (a) Loans are available to all participants and any other person required by the Department of Labor and the Code on a reasonably equivalent basis. However, no loan will be made to a participant who is an owner-employee or a shareholder employee unless such person has at his expense has obtained an administrative exemption from ERISA's prohibited transaction rules from the Department of Labor with respect to such loan (unless the Department of Labor has issued a prohibited transaction class exemption covering such loans). Any loan will be evidenced by a promissory note or other writing permitted under applicable law signed by the participant.

          (b) Loans shall not be made available to highly compensated employees (as defined in section 5.8 of the Plan) in an amount greater than the amount made available to other employees.



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          (c) Loans are adequately secured and bear a reasonable rate of interest. However, no more than 50% of a participant's nonforfeitable accrued benefit may be pledged as collateral.

          Each loan hereunder will be a participant-directed investment for the benefit of the participant requesting such loan; accordingly, any default in the repayment of principal or interest of any loan hereunder will reduce the amount available for distribution to such participant (or his beneficiary). Thus, any loan hereunder will be effectively and adequately secured by the participant's accounts.

          (d) (i) No participant loan exceeds the amount of 50% of the participant's vested account balances (excluding his qualified voluntary employee contributions account, if any).

          Also, the maximum loan (including outstanding loans) will depend upon the vested amount in a participant's accounts (excluding his qualified voluntary contributions account, if any) as of the valuation date immediately preceding the date when the loan is made, determined under the following table:

          Vested Amount in Accounts               Maximum Loan
          -------------------------               ------------

          0-$100,000                              50% of vested accounts
          Over $100,000                           $50,000

The $50,000 maximum loan limit in the above table will be reduced by treating the highest outstanding loan balance during the one-year period ending on the date of the current loan as being outstanding on such date.

              (ii) Except as provided in the next sentence, the maximum term of a loan will be five years. If a participant requests a loan for the acquisition of the principal residence of the participant, the maximum repayment period will be determined by reference to bank loans for the same purpose.



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          (e) Except for a profit sharing plan or a 401(k) plan (which are exempt from the spousal consent requirements - see Section 9.5(d)), a participant obtains the consent of his or her spouse, if any, within the 90 day period before the time the account balance is used as security for the loan. A new consent is required if the account balance is used as security for any increase in the loan balance, for renegotiation, extension, renewal, or other revision of the loan. However, spousal consent is not necessary if the total amount of loans outstanding hereunder does not exceed $3,500. The consent will comply with the requirements of Section 9.5(c). The consent of any subsequent spouse will not be necessary in order to foreclose the plan's security interest in the participant's account balance if the participant's then spouse validly consented to the original use of the account balance as security (or if the participant was unmarried at such time).

          If a valid spousal consent has been obtained in accordance with this section, then, notwithstanding any other provision of this plan, the portion of the participant's vested account balance used as a security interest held by the plan by reason of a loan outstanding to the participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the participant's vested account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

          (f) The plan administrator may require a participant to agree to repay the principal and interest of a loan through regular payroll deduction payments from the participant's compensation. The plan administrator may establish back-up repayment procedures for participants who do not make payroll deduction repayment; except as may otherwise be permitted under Treasury regulations, any such back-up procedures will provide for substantially level amortization payments made quarterly or more frequently.



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          If a participant defaults on any payment of interest or principal of a loan hereunder or defaults upon any other obligation relating to such loan, the plan administrator may take (or direct the trustee to take) such action or actions as it determines to be necessary to protect the interest of the plan. Such actions may include commencing legal proceedings against the participant, or foreclosing on any security interest in the participant's account or other security given in connection with a loan hereunder. In the event of a default, foreclosure on the participant's note and attachment of one or more of the participant's accounts given as security will not occur until a distributable event occurs in the plan.

          An assignment or pledge of any portion of the participant's interest in the plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the plan, will be treated as a loan under this section.

          (g) In the case of any participant with one or more loans outstanding hereunder, the amount available for distribution to such participant (or his beneficiary) will consist of the participant's vested account balance(s) (not including the outstanding principal and accrued but unpaid interest on such loans), plus the notes representing such loans.

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                                  ARTICLE 13

                       MAXIMUM LIMITATIONS ON ALLOCATIONS

     13.1 Section 415 Definitions. For purposes of this Article 13, the following definitions apply:

          (a) Annual additions means the sum of the following amounts allocated on behalf of a participant for a limitation year:

                (i) all employer contributions (including compensation reduction amounts under any profit-sharing plan with a qualified compensation reduction feature under Code Section 401(k)),

                (ii) all forfeitures, and

                (iii) all after-tax employee contributions.

          For this purpose, any excess amount applied under Section 13.7 to reduce employer contributions will be considered annual additions for such limitation year.

                (iv) Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code Section 415(1)(2)) which is part of a pension or annuity plan maintained by the employer are treated as annual additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the employer, are treated as annual additions to a defined contribution plan.

          (b) Compensation. As elected by the employer in the adoption agreement compensation shall mean all of the participant's compensation as defined below, except that elective deferrals, etc., will not be included even if they are for other plan purposes. However, elective deferrals will not be included for Code section 415 compensation or the top-heavy minimum at plan section 14.3(b):

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          (1) Information required to be reported under sections 6041, 6051, and 6052 of the Code. (Wages, Tips and Other Compensation as reported on Form W-2) Compensatin is defined as wages as defined in section 3401(a) and all other payments of compensation to an employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish and employee a written statement under sections 6041(d), 6051(a)(3) and 6052 of the Code. Compensation must be determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

          (2) Section 3401(a) wages. Compensation is defined as wages within the meaning of section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

          (3) 415 safe-harbor compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Reg. Sec. 1.62-2(c))), and excluding the following:

               (i) employer contributions to a plan of deferred compensation which are not includible in the employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

               (ii) amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

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METLIFE DEFINED CONTRIBUTION GROUP                                           102
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          (iv) other amounts which received special tax benefits or
contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the employee).

               (4) For any self-employed individual compensation will mean earned income.

               (5) For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or includible in gross income during such year.

               Notwithstanding the preceding sentence, compensation for a participant who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the compensation such participant would have received for the limitation year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled participant may be taken into account only if the participant is not a highly compensated employee (as defined in Section 5.8 of the Plan) and contributions made on behalf of such participant are nonforfeitable when made.

     (c) Employer means the employer that adopts this plan and all members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)), all trades or businesses (whether or not incorporated) which are under common control as defined in Section 414(c) of the Code as modified by Section 415(h)), all affiliated service groups (as defined in Section 414(m) of the Code) of which the adopting employer is a part, and all entities aggregated with the employer under Code Section 414(o).

     (d) Defined benefit fraction for any year means a fraction:

          (i) whose numerator is the sum of the participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the employer, and

          (ii) whose denominator of which is the lesser of 125 percent of the dollar limitation determined for the limitation year under sections 415(b) and
(d) of the Code or 140 percent of the highest average compensation, including any adjustments under section 415(b) of the Code.

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METLIFE DEFINED CONTRIBUTION CROUP                                           103
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          Notwithstanding the above, if the participant was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 for all limitation years beginning before January 1, 1987.

     (e) Defined contribution fraction for any year means a fraction:

          (i) whose numerator is the sum of the annual additions to the participant's account under all the defined contribution plans (whether or not terminated) maintained by the employer for the current and all prior limitation years (including the annual additions attributable to the participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the employer and the annual additions attributable to all welfare benefit funds (as defined in Section 419(e) of the Code) and individual medical accounts as defined in section 415(1)(2) of the Code, and

          (ii) whose denominator is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the employer (regardless of whether a defined contribution plan was maintained by the employer). The maximum aggregate amount in any limitation year is the lesser of
(A) 1.25 multiplied by the dollar limitation determined under sections 415(b) and (d) of the Code, or (B) 35% of the participant's compensation for such year.

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METLIFE DEFINED CONTRIBUTION GROUP                                           104
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          If the employee was a participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the employer which were in existence on May 6, 1986, the numerator of the defined contribution fraction will be adjusted if the sum of the defined contribution fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this plan. Under the adjustment an amount equal to the product of (i) the excess of the sum of the fractions over
1.0 times (ii) the denominator of the defined contribution fraction will be permanently subtracted from the numerator of the defined contribution fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987. The annual addition for any limitation year beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as annual additions.

          (f) Excess amount means the excess of the participant's annual additions for the limitation year over the maximum permissible amount.

          (g) Highest average compensation means the average compensation for the three consecutive years of plan service with the employer that produce the highest average.

          (h) Limitation year means the calendar year or another 12-consecutive month period elected by the employer in the adoption agreement. All qualified plans of the employer must use the same limitation year. If the limitation year is amended to a different 12-consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made (or any other 12-consecutive month period adopted for all plans of the employer pursuant to a written resolution adopted by the employer).

          (i) Master or prototype plan means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

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METLIFE DEFINED CONTRIBUTION GROUP                                           105
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          (j) Maximum permissible amount. The maximum annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of (i) the defined contribution dollar limitation or (ii) 25 percent of the participant's compensation for the limitation year. The compensation limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under section 415(1)(1) or 419A(d)(2) of the Code. If a short limitation year is created because of an amendment changing the limitation year to a different 12 consecutive month period, the maximum permissible amount for the short limitation year will not exceed the amount set forth in clause (i) of the preceding sentence multiplied by a fraction whose numerator is the number of months in the short limitation year and whose denominator is 12.

          (k) Projected annual benefit means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the participant would be entitled under the terms of the plan assuming his employment continues until normal retirement age under the plan (or current age, if later), and his compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

          (1) Defined contribution dollar limitation means $30,000 or if greater, one-fourth of the deemed benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the limitation year.

     13.2 No Participation in Other Qualified Plans. If the participant does not participate in, and has never participated in another qualified plan or a welfare benefit fund, as defined in Code Section 419(e), maintained by the employer, or an individual medical account, as defined in section 415(1)(2) of the Code, maintained by the employer, which provides an annual addition as defined in section 13.1(a), the amount of annual additions which may be allocated under this plan on a participant's behalf for a limitation year may not exceed the lesser of the maximum permissible amount or any other limitation contained in this plan. If the employer contribution that would otherwise be contributed or allocated to the participant's account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced under Section 13.7 so that the annual additions for the limitation year will equal the maximum permissible amount.

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METLIFE DEFINED CONTRIBUTION GROUP                                           106
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     13.3 Participation in Other Qualified Master or Prototype Defined
Contribution Plans. If, in addition to this plan, the participant is covered under any other qualified master or prototype defined contribution plan maintained by the employer or a welfare benefit fund (as defined in Code Section 419(e)) maintained by the employer or an individual medical account as deemed in Code Section 415(1)(2), maintained by the employer which provides an annual addition as defined in Section 13.1 during any limitation year, the amount of annual additions which may be credited under this plan on a participant's behalf for a limitation year may not exceed the maximum permissible amount, reduced by the sum of any annual additions allocated to the participant's accounts for the same limitation year under such other defined contribution plans and welfare benefit funds. If the annual additions with respect to the participant under other defined contribution plans and welfare benefit funds maintained by the employer are less that the maximum permissible amount and the employer contribution that would otherwise be contributed or allocated to the participant's account under this plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the participant's account under this plan for the limitation year.

     13.4 Participation In Another Qualified Plan, Other Than Master or Prototype Plans. If the participant is covered by another plan which is a qualified defined contribution plan other than a master or prototype plan, annual additions allocated under this plan on behalf of any participant will be limited in accordance with the provisions of Section 13.3 through 13.6, as though the other plan were a master or prototype plan, unless the employer provides other limitations in the adoption agreement.

     13.5 Estimated Limitation. Before determining a participant's actual compensation for the limitation year, the employer may determine the maximum permissible amount on the basis of a reasonable estimation of the participant's annual compensation for such limitation year uniformly determined for all participants similarly situated. Any employer contribution (including allocation of forfeitures) based on estimated annual compensation will be reduced by any excess amounts carried over from prior years. As soon as administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the participant's actual compensation for such limitation year.

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METLIFE DEFINED CONTRIBUTION GROUP                                           107
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     13.6 Apportionment Between Plans.

          (a) If pursuant to section 13.5 or as a result of the allocation of forfeitures, a participant's annual additions under this plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

          (b) If, in the application of Section 13.3, an excess amount was allocated to a participant on an allocation date of this plan which coincides with an allocation date of another plan, the excess amount attributed to this plan will be the product of:

               (i) the total excess amount allocated as of such date, times

               (ii) the ratio of (A) annual additions allocated to the participant for the limitation year as of such date under this plan, to (B) the total annual additions allocated to the participant for the limitation year as of such date under this and all other qualified master or prototype defined contribution plans.

          (c) Any excess amounts attributed to this plan will be disposed of as provided in Section 13.7.

     13.7 Excess Amounts. If there is an excess amount with respect to a participant for a limitation year, such excess amount will be disposed of as follows:

          (a) Any elective deferrals or after tax employee contributions will be returned to the participant to the extent that the distribution or return would reduce the excess amounts in the participant's account.

          (b) If after the application of subsection (a) an excess amount still exists, and the participant is covered by the plan at the end of the limitation year, the excess amount in the participant's account will be used to reduce employer contributions (including any allocation of forfeitures) for such participant in the next limitation year, and each succeeding year if necessary.

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METLIFE DEFINED CONTRIBUTION GROUP                                           108
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          (c) If after the application of subsection (a) an excess amount still exists and the participant is not covered by the plan at the end of a limitation year, the excess amounts will be held unallocated in a suspense account. The suspense account will be applied to reduce future employer contributions (including allocation of any forfeitures) for all remaining participants in the next limitation year, and each succeeding limitation year if necessary. Any such suspense account will not participate in the allocation of the trust's investment gains and losses.

          (d) If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to participants' accounts before any employer or any employee contributions may be made to the plan for that limitation year. Excess amounts may not be distributed to participants or former participants.

     13.8 Defined Benefit and Defined Contribution Plan. If the employer maintains or at any time maintained, a qualified defined benefit plan (other than a defined benefit plan which is a paired plan with this plan) covering any participant in this plan, the sum of the participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any limitation year. The annual additions which may be credited to the participant's account under this plan for any limitation year will be limited in accordance with the adoption agreement.

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METLIFE DEFINED CONTRIBUTION GROUP                                           109
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                                  ARTICLE 14

                             TOP-HEAVY PROVISIONS

     14.1 Application of Article. If the plan is or becomes top-heavy in any plan year beginning after December 31, 1983, the provisions of this Article 14 will supersede any conflicting provision in the plan or adoption agreement (except provisions added or attached to the adoption agreement to coordinate the top-heavy minimum contributions or benefits with another plan of the employer).

14.2 Top-Heavy Definitions.

          (a) Key employee means any employee or former employee (and the beneficiaries of such employee) who at any time during the determination period was (i) an officer of the employer if such individual's annual compensation exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A);
(ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the employer if such individual's compensation exceeds 100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code; (iii) a 5-percent owner of the employer; or (iv) a 1 percent owner of the employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in section C of the Adoption Agreement, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludible from the employee's gross income under section 125, section 402(e)(3), section 402(h)(1)(B) or section 403(b) of the Code. The determination period is the plan year containing the determination date and the 4 preceding plan years. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

          (b) Top-heavy plan means this plan if any of the following conditions exist for any plan year:

               (i) If the top-heavy ratio for this plan exceeds 60% and this plan is not part of any required aggregation group or permissive aggregation group of plans.

               (ii) If this plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60%.

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METLIFE DEFINED CONTRIBUTION GROUP                                           110
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          (iii) If this plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60%.

     (c) Top-heavy ratio means the following:

          (i) If the employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date(s) (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with
Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top heavy ratio are increased to reflect any contribution not actually made as of the determination date but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

          (ii) If the employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with
Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the determination date.

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METLIFE DEFINED CONTRIBUTION GROUP                                           111
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               (iii) For purposes of (i) and (ii) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12 month period ending on the determination date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant who is not a key employee but who was a key employee in a prior year, or who has not been employed by any employer maintaining the plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section
416 and the regulations thereunder. Qualified voluntary employee contributions will not be taken into account for purposes of computing the top heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

               The accrued benefit of a participant other than a key employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or
(b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

          (d) Permissive aggregation group means the required aggregation group of plans plus any other plan of the employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

          (e) Required aggregation group means (i) each qualified plan of the employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the employer which enables a plan described in subsection (i) to meet the requirements of Code Sections 401(a)(4) or 410.

          (f) Determination date for any plan year subsequent to the first plan year means the last day of the preceding plan year, and for the first plan year of the plan, the last day of that year.

          (g) Valuation date is the date as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio. The valuation date is the determination date.

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METLIFE DEFINED CONTRIBUTION CROUP                                           112
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          (h) Present value of benefits for purposes of computing the top-heavy ratio will be discounted only for mortality and interest. Unless adopted otherwise, the following factors will apply: five percent interest and the UP-1984 mortality table.

     14.3 Minimum Allocation.

          (a) Except as otherwise provided in (3) and (4) below, the employer contributions and forfeitures allocated on behalf of any participant who is not a key employee shall not be less than the lesser of (i) 3% of such participant's compensation, or (ii) in the case where the employer has no defined benefit plan which designates this plan to satisfy Section 401 of the Code, the largest percentage of employer contributions and forfeitures, as a percentage of the key employee's compensation, as limited by section 401(a)(17) of the Code, allocated on behalf of any key employee for that year. The minimum allocation is determined without regard to any social security contribution. This minimum allocation shall be made even though, under other plan provisions, the participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the year because of the participant's failure to complete any required amount of service (or any equivalent provided in the plan), the participant's failure to make mandatory employee contributions to the plan or compensation less than a stated amount. However, this section does not apply to any participant who was not employed by the employer on the last day of the plan year. Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum top-heavy contribution requirement.

          (b) For purposes of computing the minimum allocation, compensation will mean plan compensation as defined in Section C of the Adoption Agreement as limited by section 401(a)(17) of the Code. Compensation for this purpose will include any compensation to a participant during a plan year before he became a participant or after he ceased to be a participant.

          (c) The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code
Section 411(a)(3)(B) or 411(a)(3)(D)

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METLIFE DEFINED CONTRIBUTION GROUP                                           113
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     14.4 Apportionment of Minimum Benefits Between Multiple Plans.

          (a) To prevent duplication of the minimum allocation required under
Section 14.3(a) above, if any participant in this plan is covered under any other defined contribution plan or plans of the employer (whether or not such plans are paired plans), the required minimum allocation will be satisfied first from the money purchase plan, if any, and the minimum required allocation from the profit-sharing plan (or plans) will be reduced by the minimum allocation provided under the money purchase plan.

          (b) The provisions in Section 14.3(a) will not apply to any participant to the extent the participant is covered under a defined benefit plan (or plans) of the employer and the employer has provided in the adoption agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

     14.5 Minimum Vesting Schedule. For any plan year in which this plan is top-heavy, one of the top-heavy vesting schedules elected by the employer in the adoption agreement will automatically apply to the plan. The top-heavy vesting schedule applies to all accrued benefits within the meaning of Section 411(a)(7) of the Code except those attributable to 401(k) savings contributions or after-tax employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the plan became top-heavy. Further, no decrease in a participant's nonforfeitable percentage may occur in the event the plan's status as top-heavy changes for any plan year. However, this section does not apply to the account balances of any employee who does not have an hour of service after the plan has initially become top-heavy and such employee's account balance attributable to employer contributions and forfeitures will be determined without regard to this section.

     14.6 Top Heavy Adjustments in Section 415 Fractions. If the plan is a top-heavy plan for any plan year, the denominators of the defined benefit fraction and the defined contribution fraction will be determined for a plan year by substituting "1.0" for "1.25" each time it appears in Section 13.1, unless the employer provides in the adoption agreement for the additional top heavy minimum benefit requirements of Code Section 416(h) and provided further that this plan is not super top-heavy. This plan is super top-heavy in any plan year if it would be top-heavy under Section 14.2(b) substituting 90% for 60% wherever 60% appears.

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METLIFE DEFINED CONTRIBUTION GROUP                                           114
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     14.7 Additional Provisions For Paired Defined Contribution and Defined
Benefit Plans.

          (a) This section is applicable if the employer has adopted paired plans of the sponsor which include a defined benefit plan and one or more defined contribution plans.

          (b) (i) This subsection (b) will apply in any plan year for which the plan is top-heavy but not super top-heavy unless in the adoption agreement for the employer's paired defined benefit plan, the employer has elected to apply the defined benefit fraction and the defined contribution fraction in all plan years by substituting "1.0" for "1.25" in each place it appears in Section 13.1.

              (ii) The defined contribution plan employer contributions and forfeitures allocated on behalf of any participant who is not a key employee will not be less than the amount provided in (A) below unless in the adoption agreement for the employer's paired defined benefit plan the employer elects to provide the top-heavy minimum accrued benefit in such defined benefit plan and to have (B) below apply in this plan:

                    (A) For each non-key employee who is not a participant in paired defined benefit plan, 4% of his compensation; or for each non-key employee who is also a participant in the paired defined benefit plan, 7-1/2% of his compensation.

                    (B) For each non-key employee who is not a participant in the paired defined benefit plan, 4% of his compensation; or for each plan, no minimum contribution (because he will receive the 3% minimum accrued benefit under the paired defined benefit plan).

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METLIFE DEFINED CONTRIBUTION GROUP                                           115
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          (c) (i) This subsection (c) will apply in any plan year in which the plan is super top-heavy or in all plan years if in the adoption agreement for the employer's paired defined benefit plan, the employer has elected to apply the defined benefit fraction and the defined contribution fraction in all plan years by substituting "1.0" for "1.25" in each place it appears in Section 13.1.

               (ii) The defined contribution plan employer contributions and forfeiture allocated on behalf of any participant who is not a key employee will not be less than the amount provided in (A) below unless in the adoption agreement for the employer's paired defined benefit plan the employer elects to provide the top-heavy minimum accrued benefit in such defined benefit plan and to have (B) below apply in this plan:

                    (A) For each non-key employee who is not a participant in paired defined benefit plan, 3% of his compensation; or for each non-key employee who is also a participant in the paired defined benefit plan, 5% of his compensation.

                    (B) For each non-key employee who is not a participant in the paired defined benefit plan, 3% of his compensation; or for each non-key employee who is also a participant in the paired defined benefit plan, no minimum contribution (because he will receive the 2% minimum accrued benefit under the paired defined benefit plan).

          (d) Provisions similar to Sections 14.3(b) and (c) and 14.4(a) will apply to minimum allocations under this section.

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METLIFE DEFINED CONTRIBUTION GROUP                                           116
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                                  ARTICLE 15

                           ACCOUNTS AND INVESTMENTS


     15.1 Separate Accounts.

          (a) The plan administrator shall create and maintain separate accounts for each participant's 401(k) savings contributions, after-tax employee contributions, employer contributions, matching employer contributions, and rollover contributions (and any qualified voluntary employee contributions); a participant's rollover account may contain subaccounts as provided in Section 7.1(a)(ii). Earnings will be credited to such accounts (and subaccounts) in accordance with the provisions of this article. Such accounts will be primarily for accounting purposes and will not restrict the operation of the trust or require separate earmarked investments for any account; however, specific investments may be earmarked to participants' accounts if a permitted investment medium under Section 15.2 so provides.

          (b) The plan administrator may itself maintain records of participants' accounts or the plan administrator may arrange for such records to be maintained by an outside service provider (which may be the sponsor or trustee or a contractor of the sponsor or trustee). If the plan administrator arranges with a service provider to maintain records of participants' accounts, the plan administrator will provide such information as is necessary for the service provider to maintain such accounts as required herein.

     15.2 Investment Media; Participant Investment Directions.

          (a) The METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM may impose requirements concerning the investment media or vehicles in which contributions to the employer's plan must be invested, and the employer agrees to observe such requirements as a condition of participating in this prototype plan.

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METLIFE DEFINED CONTRIBUTION GROUP                                           117
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          (b) Subject to any requirements imposed under subsection (a) above, permissible investment media may include, but are not limited to, contracts issued by an insurance company (including such contracts providing for investments in a separate account maintained by the insurance company), segregated accounts invested in one or more of savings or notice accounts, deposits in or certificates issued by a bank, insurance or annuity contracts, assets specified by the participant (Section 15.4), or shares of one or more investment companies or mutual funds (Section 15.6). In addition, if elected in the adoption agreement, the plan may invest in qualifying employer securities as permitted under ERISA Section 407(d)(3).

          (c) Unless the adoption agreement otherwise provides, the employer shall have the sole discretion to direct the investment of the employer's contributions to a money purchase plan or target benefit plan among the permissible investment media. Unless the adoption agreement otherwise provides, participants shall have the sole discretion to direct the investment of all contributions to a profit-sharing plan or 401(k) plan among the permissible investment media.

          (d) Subject to the sponsor's requirements under subsection (a) above, the employer will determine the investment of any account over which the participant does not exercise investment control under subsection (c) above. In making such investment determinations, the employer will establish investment policies or rules of general application which do not discriminate among participants.

          (e) This subsection will apply where participants' accounts under the employer's plan are commingled for investment purposes (in contrast to segregated accounts whose valuation is governed by Section 15.4). In such a case, the assets of the plan (or each separate investment fund thereunder consisting of investments in a particular investment vehicle) will be valued at their fair market value as of each valuation date. As of each valuation date, the investment earnings and gains or losses in asset value since the preceding valuation date will be allocated to participants' accounts in the plan (or in each separate investment fund) in proportion to the balance in each such account as a fraction of the aggregate account balances as of the preceding valuation date. The last business day of the plan year is a valuation date; the sponsor or employer may designate other valuation dates.

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METLIFE DEFINED CONTRIBUTION GROUP                                           118
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     15.3 Rules for Exercise of Investment Options. Any designation of investments by participants will be subject to nondiscriminatory general rules established by the plan administrator or the METLIFE DEFINED CONTRIBUTION GROUP PROGRAM; such rules may include:

          (a) restrictions on the minimum amount or percentage of any contribution which may be placed in any particular investment medium;

          (b) restrictions on the use of different amounts or percentages for different types of contributions;

          (c) minimums or maximums (or both) on the amount which may be invested or transferred to or from any particular investment medium; and

          (d) restrictions on the time and frequency of designations, changes in designations and transfers from one investment medium to another including the required advance notice.

          These rules may differ for different types of contributions. The effective date of any change in a participant's election respecting allocation of contributions among investment options or any transfer from one option to another must coincide with a valuation date for each option.

     15.4 Segregated Accounts.

          (a) The provisions of this section will apply to the extent that the sponsor or employer designates segregated accounts as permitted investment media. A segregated account is one in which all or a portion of one or more of a participant's accounts are invested in individual investments which are not commingled with investments for other participants' accounts. Examples of investments for segregated accounts include, but are not limited to, interest bearing savings or notice accounts or certificates or other savings instruments maintained or issued by a bank or other thrift institution, life insurance or annuity contracts issued by a life insurance company authorized to issue such contracts in the state, or self-directed investment accounts. Earnings and investment gains and losses of assets held in a segregated account and dividends or credits earned on insurance contracts will be credited solely to such account.

          (b) Where the employer designates self-directed accounts as a permissible investment medium, the participant will be subject to such administrative rules and restrictions on permissible investments as the sponsor may impose. However, such rules and restrictions will not conflict with the terms of this plan.

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METLIFE DEFINED CONTRIBUTION GROUP                                           119
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          (c) The last business day of the plan year is a valuation date for segregated accounts. The sponsor or employer may designate other valuation dates. The trustee will determine the fair market value of the plan's segregated accounts as of each valuation date and will report such value of the plan administrator. Each participant with a self-directed account will arrange for a statement of the value of the assets therein as of each valuation date and will provide such statement to the trustee; the trustee may rely upon such statement in making the valuations referred to in the preceding sentence.

     15.5 Life Insurance Contracts. Where the METLIFE DEFINED CONTRIBUTION GROUP PROGRAM permits and the employer designates life insurance contracts as permissible investment media, such contracts will be treated as segregated investments held in a segregated account under Section 15.4, and the following restrictions and rules will apply:

          (a) Ownership of Contract. The trustee, if the Plan is trusteed, or custodian, if the Plan has a custodial account, shall apply for and will be the owner of any insurance contract purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds will be payable to the trustee (or custodian, if applicable), however, the trustee (or custodian) shall be required to pay over all proceeds of the contract(s) to the participant's beneficiary in accordance with the distribution provisions of this plan. A participant's spouse will be the designated beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with section 9.5, Joint and Survivor Annuity Requirements, if applicable. Under no circumstances will the trust (or custodial account) retain any part of the proceeds.

          Any dividends or credits earned on life insurance contracts will be allocated to the account of the participant derived from employer contributions in which the contract is held.

          (b) Limits on Amounts.

               (i) Ordinary life - For purposes of this subsection, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are purchased, less than 1/2 of the aggregate employer contributions allocated to the participant will be used to pay the premiums attributable to them.

               (ii) Term and universal life - no more than 1/4 of the aggregate employer contributions allocated to the participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

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METLIFE DEFINED CONTRIBUTION GROUP                                           120
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               (iii) Combination - The sum of 1/2 of the ordinary life
insurance premiums and all other life insurance premiums will not exceed 1/4 of the aggregate employer contributions allocated to the participant.

          (c) Distributions. Upon commencement of benefits, life insurance contracts on a participant's life will be converted to cash or an annuity and distributed to the participant, subject to the plan's provisions on distributions.

          (d) Conflicts. In the event of any conflict between the terms of this plan and the terms of any insurance contract hereunder, the plan provisions will control.

          (e) Transaction with Participant. The purchase and sale of policies between a participant and the trustee will be permitted in conformance with the applicable class exemption from prohibited transactions issued by the Department of Labor.

     15.6 Mutual Fund Shares.

          (a) The provisions of this section will apply to the extent that the sponsor or employer designates share of one or more investment companies or mutual funds as permitted investment media.

          (b) The trustee will as soon as reasonably practicable after receipt of a contribution invest such contribution in shares and fractional shares of such mutual funds in accordance with the investment instructions applicable to such contribution.

          (c) Upon receipt of instructions to transfer an amount invested in one mutual fund to another mutual fund, the trustee will as soon as reasonably practicable thereafter redeem sufficient shares of one mutual fund and purchase shares of the other mutual fund in order to carry out such instructions; such transfer may be carried out by exchange or shares if permitted by the mutual funds involved.

          (d) Upon receipt of instructions to redeem shares, the trustee will redeem shares in one or more mutual funds as instructed in order to make a cash disbursement, whether a plan distribution or withdrawal, loan, payment of expenses or otherwise.

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METLIFE DEFINED CONTRIBUTION GROUP                                           121
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          (e) The trustee will reinvest all dividends and capital gains or other distributions received on shares of a mutual fund in additional shares of such fund; where permitted such investment will be carried out by the trustee's electing to receive such dividends and distributions in the form of additional shares.

          (f) All mutual fund shares purchased, received, redeemed or exchanged by the trustee under the foregoing subsections of this section will be credited to or debited from the appropriate account as directed by the plan administrator. All such transactions will be effected at the current public offering price or net asset value of the mutual fund shares or as otherwise described in the then current prospectus pertaining to such mutual fund.

          (g) Investment income and gains or losses in value of each mutual fund in which participants' accounts are invested will automatically and continuously be credited or debited as a function of the net asset value of the shares of such fund and the reinvestment of dividends and other distributions in additional shares of such fund. Accordingly, to the extent that the assets of the employer's plan are invested in shares of such mutual funds, each business day will be a valuation date.

          With respect to mutual funds which are not open end funds, the last business day of the plan year is a valuation date. The employer may designate other valuation dates with the consent of the trustee. The trustee will determine the fair market value of the shares of such mutual funds as of each valuation date and will report such value to the plan administrator.

          (h) The trustee will deliver to the plan administrator any notices of shareholder meetings, proxy and proxy-soliciting materials, prospectuses and annual or other reports to shareholders received by the trustee relating to shares of a mutual fund held in the trust fund. The plan administrator will in turn deliver such items to each participant whose account is invested in such shares. Within the time limit imposed by the trustee or the plan administrator, each participant may indicate in writing how the shares credited to his accounts are to be voted. The plan administrator will deliver such written instructions to the trustee who will vote the shares in the manner indicated.

          Alternatively, arrangements may be made whereby the mutual fund or investment company sends any such materials directly to the participant and the participant sends voting instructions directly to the mutual fund or investment company.

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METLIFE DEFINED CONTRIBUTION GROUP                                           122
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     15.7 Expenses. Any fees and expenses will be paid by the employer unless it elects not to pay any or all such fees and expenses; in such event, any fee or expense not paid by the employer will be paid from the trust and will be allocated to the accounts of participants or to collective investment funds in which accounts are invested in a manner which reasonably reflects the accounts and investment funds that generated such fees and expenses. Approximations may be used whenever it is not feasible to allocate such expenses on an exact basis. The employer may reimburse the trust for any fees and expenses paid by the trust. Such reimbursement shall not be deemed to be a contribution for purposes of Code Sections 404 and 415.

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METLIFE DEFINED CONTRIBUTION GROUP                                           123
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                                  ARTICLE 16

                          ADMINISTRATION OF THE PLAN


     16.1 Plan Administrator. The employer will be the plan administrator for purposes of ERISA, and any reference in this document or the adoption agreement to the plan administrator means the employer. The employer may in the adoption agreement designate an individual or a group of individuals acting as a committee to act of the employer's behalf in carrying out its duties as plan administrator. Such persons may, but need not, be plan participants or employees, partners, or officers of the employer. The employer will notify the trustee of any such appointment. The employer may remove any such individual or committee member at any time with or without cause, by filing written notice of his removal with the trustee. Any such individual or committee member may resign at any time by filing his written resignation with the employer and the trustee. A vacancy however arising, will be filled by the employer.

     If the employer does not appoint an individual or committee to act for the employer, the employer will carry out the responsibilities of the plan administrator. If the employer is a sole proprietorship, in the event of the sole proprietor's death, his executor or administrator will be the plan administrator. If the employer is a partnership, in the event of the death of all the partners, the executor or administrator of the last to die will be the plan administrator.

     16.2 Administration of Plan. The plan administrator is a named fiduciary of the plan and will be the agent for receiving service of legal process on the plan. He will control and manage the operation and administration of the plan and will have all powers and authority necessary or appropriate to carry out its provisions. He will interpret and apply all terms of the plan to particular cases or circumstances. He will make all final determinations concerning eligibility and status of employees, participants, vested interests, the right to benefits and all other rights hereunder, and all other matters concerning plan administration and interpretation. All determinations and actions of the plan administrator are conclusive and binding upon the employer, employees, beneficiaries, and all other persons, except as otherwise provided herein or by law. The plan administrator will exercise his powers in a non-discriminatory manner and will apply uniform administrative rules of general application to insure that persons in similar circumstances are treated alike.

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METLIFE DEFINED CONTRIBUTION GROUP                                           124
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     16.3 Reporting and Disclosure. The plan administrator will prepare file, submit, distribute or make available any documents, plan descriptions, reports, statements, forms or other information to any government agency, employee, former employee, or beneficiary as may be required by law or by the plan.

     16.4 Records. The plan administrator will record his acts and decisions, and will prepare and maintain all data and records necessary or helpful to the plan's administration. The employer will supply all information required by the plan administrator to administer the plan, and the plan administrator may rely upon the accuracy of such information.

     16.5 Compensation and Expenses. The plan administrator will serve without compensation unless otherwise determined by the employer, but no employee of the employer will be compensated for his service as plan administrator. All reasonable expenses of operating and administering the plan will be paid by the employer or from the assets of the trust fund, as provided in Section 15.7. Such expenses include the compensation of all persons employed or retained by the plan administrator (such as attorneys, accountants, actuaries, or other consultants or specialists), premiums for insurance or bonds protecting the plan or trust and required by law or deemed advisable by the plan administrator, and all other fees, expenses or costs of plan administration.

     16.6 Claims Procedure. Any request for benefits (the claim) by a participant or his beneficiary (the claimant) will be filed in writing with the plan administrator. Within a reasonable period after receipt of a claim, the plan administrator will provide written notice to any claimant whose claim has been wholly or party denied, including:

          (a) the reasons for denial;

          (b) the plan provisions on which the denial is based;

          (c) any additional material or information necessary to perfect the claim and the reasons it is necessary; and

          (d) the plan's claims review procedure.

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METLIFE DEFINED CONTRIBUTION GROUP                                           125
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          A claimant will be given a full and fair review by the plan administrator of the denial of his claim if he makes a written request for review within sixty (60) days after notification of the denial. The claimant may review pertinent documents and may submit issues and comments in writing. The plan administrator will render a written decision on review promptly and will include specific reasons for the decision and references to the plan provisions on which the decision is based.

     16.7 More than One Employer. If more than one employer has adopted the plan, the employer designated in Part A of the adoption agreement will be considered the employer for purposes of exercising certain powers and administrative duties. In joining the plan, other employers delegate authority to such employer to complete and select options in the adoption agreement and to select permissible investment media under Article 15; to designate the plan administrator and any other fiduciary; to amend or terminate the plan without a separate written instrument from each joining employer, provided that any such amendment or termination must apply equally to all adopting employers; to determine the appropriate basis under which plan administrative expenses will be shared or to redelegate that authority to the plan administrator; and to take, or redelegate authority to the plan administrator to take, such other action as may be necessary for the efficient and proper administration of the plan. Each joining employer will retain the authority to terminate the plan for its own employees. However, any amendment or termination of the plan which does not uniformly apply to all members of a controlled group or affiliated service group or other aggregated group (within the meaning of Sections 19.9, 19.10 and 19.11 hereof) will cause any standardized plan to be considered a non-standardized plan so that the employers may not rely upon the plan's qualification under Code
Section 401(a) unless they obtain a determination letter to such effect from the Internal Revenue Service.

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METLIFE DEFINED CONTRIBUTION GROUP                                           126
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                                   ARTICLE 17

                    AMENDMENT, TERMINATION OR MERGER OF PLAN

     17.1 Amendment by Sponsor. The sponsor may amend any or all provisions of this prototype plan at any time without obtaining the consent of the employer, and the employer (and each other adopting employer) hereby expressly delegates authority to amend this plan to the sponsor. For purposes of sponsoring organization amendments, the mass submitter shall be recognized as the agent of the sponsoring organization. If the sponsoring organization does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

     17.2 Amendment by Employer. Except for (a) changes of design options selected in the adoption agreement, (b) amendments stated in the adoption agreement which allow the plan to satisfy Section 415 of the Code or to avoid duplication of minimums under Section 416 of the Code because of the required aggregation of multiple plans, and (c) adding certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the plan to be treated as individually designed, if the Employer amends the plan or non-elective portions of the adoption agreement, for any other reason, it will no longer participate in this prototype plan, but will be considered to have an individually designed plan. Except as otherwise provided in the Adoption Agreement, the Employer may amend this plan by having a person authorized by its Board of Directors complete a new Adoption Agreement following formal action of the Board of Directors approving the adoption of such amendment. If the employer is not a corporation, the partners or sole proprietor shall be authorized to approve an amendment to this plan by formal action and authorize an individual to complete a new Adoption Agreement incorporating the amendment.

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METLIFE DEFINED CONTRIBUTION GROUP                                           127
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     17.3 Restrictions on Amendments. No amendment under Section 17.1 or 17.2 will:

          (a) cause or permit any part of the assets of the trust to be diverted to purposes other than the exclusive benefit of participants and their beneficiaries, or cause or permit any portion of such assets to revert to or become the property OF THE employer;

          (b) retroactively deprive any participant of any benefit to which he was entitled hereunder by reason of contributions made by the employer or the participant before the amendment, unless such amendment is necessary to conform the trust or plan to, or satisfy the conditions of any law, governmental regulation or ruling or to permit the plan and trust to meet the requirements of Sections 401(a) and 501(a) of the Code;

          (c) decrease a participant's account balance, except to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit;

          (d) if the vesting schedule of a plan is amended, for an employee who is a participant as of the later of the date such amendment is adopted or the date it becomes effective, cause the nonforfeitable percentage (determined as of such date) of such employee's right to his employer-derived accrued benefit to be less than his percentage computed under the plan without regard to such amendment; also, in the event of an amendment affecting the vesting schedule of the employer's plan, any participant with three or more years of service will have his vesting determined under the pre-amendment vesting schedule if this would result in such participant having a greater vested interest than under the amended vesting schedule. For participants who do not have at least 1 hour of service in any plan year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 years of service" for "3 years of service" where such language appears;

          (e) eliminate an optional form of distribution in violation of Code
Section 411; or

          (f) increase or otherwise affect the duties, liabilities or rights of the trustee unless the trustee consents thereto in writing.

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METLIFE DEFINED CONTRIBUTION GROUP                                           128
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     17.4 Termination of Plan. The employer has established this plan with the bona fide expectation and intention that it will continue to make contributions indefinitely. However, circumstances not now foreseen or beyond the control of the employer may make it impossible or inadvisable for the employer to continue the plan. The employer may, therefore, in its discretion, discontinue contributions or terminate the plan completely or partially at any time with respect to its employees by delivering to the trustee a notice of complete or partial termination specifying the date of termination of the plan and in the case of a partial termination the participants affected by such partial termination. The employer will be deemed to have completely terminated the plan in the case of (a) complete discontinuance of contributions or (b) termination of the employer's legal existence. The employer will incur no liability to any person as a result of any discontinuance of contributions or complete or partial termination of the plan. In the event of a termination or partial termination of the plan, or in the event of complete discontinuance of contributions under a profit-sharing plan, the account balance of each affected employee will be fully vested and nonforfeitable.

     17.5 Disposition and Termination of Trust.

          (a) Upon complete or partial termination of the plan, the plan administrator will determine subject to the joint and survivor rules of this plan, whether to direct the trustee to continue to hold the accounts of participants affected by the termination or partial termination, to disburse them as immediate benefit payments, to purchase immediate or deferred annuity contracts, or to follow any other procedure he deems advisable. The trustee will follow the directions of the plan administrator.

          (b) The trust created hereunder will terminate when all the assets of the trust have been distributed.

     17.6 Merger of Plans. A merger or consolidation with, or transfer of assets or liabilities to, any other plan will be permitted only if the benefit each participant would receive if the plan were terminated immediately after the merger, consolidation or transfer is not less than the benefit he would have received if the plan had terminated immediately before the merger, consolidation or transfer.

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METLIFE DEFINED CONTRIBUTION GROUP                                           129
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                                  ARTICLE 18

                  TRANSFERS FROM OR TO OTHER QUALIFIED PLANS

     18.1 Transfers from Another Plan of the Employer.

          (a) Notwithstanding any other provision hereof, the employer may cause to be transferred to the trustee all or any of the assets held (whether by a trustee, custodian, or otherwise) under any other defined contribution which satisfies the requirements of Section 401(a) of the Code and which is maintained by the employer for the benefit of any of the participants hereunder. If the trustee is keeping separate accounts for each participant, any such assets so transferred will be accompanied by instructions from the employer or plan administrator naming the participants for whose benefit such assets have been transferred and showing separately the respective contributions by the employer and by the participants and the current value of the assets attributable thereto.

          (b) Upon receipt of any assets transferred to it under subsection (a), the trustee may sell any non-cash assets and invest the proceeds and any cash transferred to it. The trustee will make appropriate credits to the proper accounts in accordance with the employer's or plan administrator's instructions.

     18.2 Transfers to Other Plans. Upon the request of the employer, the trustee will transfer an amount designated by the employer to the trustee or custodian of any other qualified plan under which plan participants are covered.

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METLIFE DEFINED CONTRIBUTION GROUP                                           130
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                                  ARTICLE 19

                                 MISCELLANEOUS

     19.1 Prohibited Diversion. Except as provided in Section 19.6, no portion of the corpus or income of the trust will be used or diverted to purposes other than for the exclusive benefit of participants, former participants and their beneficiaries, and to defray administrative expenses of the plan and trust. However, payment of sales charges, administrative expenses and taxes from the trust assets is expressly permitted.

     19.2 Failure to Attain or Retain Qualification. If the employer's plan fails to attain or retain qualification, such plan will no longer participate in this prototype plan and will be considered an individually designed plan.

     19.3 Nonalienation. No benefit or interest of any participant, former participant or beneficiary hereunder will be subject to assignment or alienation, either voluntary or involuntary. This section applies to the creation, assignment or recognition of a right to any benefit payable with respect to a participant pursuant to a domestic relations order unless such order is determined to be a qualified domestic relations order under Section
19.4 below, or any domestic relations order entered before January 1, 1985.

     19.4 Qualified Domestic Relations Orders

          (a) A qualified domestic relations order (QDRO) is a judgment, decree, or order which meets the requirements of Code Section 414(p). An alternate payee is an individual named in the QDRO who is to receive some or all of the participant's benefit.

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METLIFE DEFINED CONTRIBUTION GROUP                                           131
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          (b) Upon receipt of an order which appears to be a QDRO, the plan administrator will notify the participant involved and each alternate payee under the order (and under any previous QDRO covering the participant's benefits). The plan administrator will determine whether the order is a QDRO and will notify each affected individual of his determination. In general, the plan's claims procedure rules under Section 16.6 apply to this determination and any subsequent determination relating to the order. In applying these rules, an individual who is or may be an alternate payee enjoys the status of a claimant. However, the plan administrator may take any action or delay contemplated in Code Section 414(p) and the regulations under it, whether or not contemplated in the plan's claims procedure rules.

          (c) To the maximum extent permitted by law, the plan administrator's determination that an order is or is not a QDRO is final. Any subsequent change in this determination is applied only prospectively, unless the plan administrator rules otherwise.

          (d) Certain conflicts between a domestic relations order and the plan's provisions will cause the order to fail to be a QDRO. However, once an order is determined to be a QDRO, the provisions of the QDRO take precedence over any conflicting provisions of the plan.

          (e) Except as otherwise provided under the terms of the QDRO, all benefits under a QDRO will be payable in the form of a single sum commencing as soon as practicable after the plan administrator determines that a domestic relations order is a QDRO. For purposes of determining the accounts from which benefits under a QDRO will be distributed, the trustee will distribute a pro rata amount from each of the participant's employer contribution, after-tax employee contribution, savings contribution, matching contribution, rollover contribution, and all other accounts maintained on behalf of the participant, unless the QDRO otherwise provides. To the extent provided in a QDRO (assuming that the QDRO does not provide for the form of distribution described in the preceding sentence), a former spouse will be treated as the spouse or surviving spouse of a participant for purposes of the spousal protection and any other relevant provisions of the plan.

          (f) A domestic relations order entered before January 1, 1985, will be treated as a QDRO if payment of benefits pursuant to the order has commenced as of that date. At the plan administrator's discretion, it may be treated as a QDRO if payment of benefits has not commenced as of that date, even though the order does not satisfy the requirement of Code Section 414(p).

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METLIFE DEFINED CONTRIBUTION GROUP                                           132
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     19.5 Limitation on Rights Created by Plan.

          (a) The adoption and maintenance of the plan and trust will not be construed to give a participant the right to continue in the employ of the employer or to interfere with the right of the employer to discharge, lay off or discipline a participant at any time, or give the employer the right to require any participant to remain in its employ or to interfere with the participant's right to terminate his employment.

          (b) The adoption and maintenance of the plan and trust, the creation of any account or the payment of any benefit will not be construed as creating any legal or equitable right against the employer or the trust except as this plan specifically provides.

          (c) The employer, the trustee, the plan administrator and the sponsor do not guaranty the payment of benefits hereunder and benefits will be paid only to the extent of the assets of the trust. It is a condition of participation in the plan that each participant (and his beneficiary or anyone else claiming through him) will look only to the assets of the trust for the payment of any benefit to which he or his beneficiary or other person is entitled.

     19.6 Allocation of Responsibilities. The employer, the trustee and the plan administrator will each have only those duties and responsibilities specifically allocated to each of them under the plan. There will be no joint fiduciary responsibility between or among fiduciaries unless specifically stated otherwise. Any person may serve in more than one fiduciary capacity.

     19.7 Return of Contributions.

          (a) If the Commissioner of Internal Revenue determines that the plan is not initially qualified under the Code, any contribution made conditionally subject to such initial qualification will be returned to the employer if demand therefor is made within one year after the date initial qualification is denied, but only if application for a determination concerning the plan's initial qualification was made within the time prescribed by law for filing the employer's tax return for the taxable year in which the plan was adopted or within such longer time as the Secretary of the Treasury may prescribe.

          (b) All employer contributions are conditioned upon their deductibility under Code Section 404. A contribution which is made because of a mistake of fact or the deduction of which is disallowed, will be returned to the employer within one year thereafter.

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METLIFE DEFINED CONTRIBUTION GROUP                                           133
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          (c) If the trustee is keeping separate accounts for each participant, participants' accounts will be adjusted in accordance with instructions from the plan administrator to the trustee to reflect any returns under this Section
19.6.

     19.8 Current Address of Payee. The plan administrator shall make reasonable efforts to locate any participant, beneficiary, or alternate payee to whom benefits are required to be paid under the terms of the plan or applicable law. If, as a result of the exercise of reasonable efforts to locate any such person, the plan administrator is unable to locate such person, the plan administrator shall dispose of such person's account balance in the manner specified in the adoption agreement. If disposition of any person's account balance under any one or more of the methods described in this section is impracticable or would adversely affect the qualification of the plan, the plan administrator may substitute any other reasonable method, in its sole discretion, which is consistent with the qualification requirements of Subchapter D of the Code. If a benefit is forfeited because the Participant or beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or beneficiary.

     19.9 Controlled Group. Except as provided in Section 4.1(c), all employees of all corporations which are members of a controlled group of corporations (as defined in Section 414(b) of the Code) and all employees of all trades or businesses, whether or not incorporated, which are under common control (as defined in Section 414(c) of the Code) will be treated as employed by a single employer.

     19.10 Affiliated Service Groups. All employees of all members of an affiliated service group (as defined in Section 414(m) of the Code) will be treated as employed by a single employer.

     19.11 Other Aggregated Groups. Employees of employers which are aggregated in accordance with regulations under Code Section 414(o) will be treated as employed by one employer to the extent provided in such regulations.

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METLIFE DEFINED CONTRIBUTION GROUP                                           134
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     19.12 Leased Employees. Any leased employee shall be treated as an employee of the recipient employer.

          The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

          A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under section 125, section 402(e)(3), section 402(h)(1)(B) or section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

     19.13 Control of Trades or Businesses by Owner Employee.

          (a) If this plan provides contributions or benefits for one or more owner-employees who control both the business for which this plan is established and one or more other trades or businesses, this plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of this and all other trades or businesses.

          (b) If the plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) and which provides contributions and benefits not less favorable than those provided for owner-employees under this plan.

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METLIFE DEFINED CONTRIBUTION GROUP                                           135
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          (c) If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

          (d) For purposes of this section an owner-employee, or two or more owner-employees, will be considered to control a trade or business if the owner-employee or two or more owner-employees together:

               (i) own the entire interest in an unincorporated trade or business, or

               (ii) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

               For purposes of the preceding sentence, an owner-employee or two or more owner-employees shall be treated as owning any interest in a partnership which is owned directly or indirectly by a partnership which such owner-employee, or such two or more owner-employees are considered to control within the meaning of the preceding sentence.

     19.14 Application of Plan's Terms.

          (a) If an employee retired, died or otherwise terminated his service before the effective date of the employer's plan, the employee and his beneficiaries will receive no benefits and will have no rights under the plan.

          (b) If an employee retires, dies or otherwise terminates his service on or after the effective date of the employer's plan, the benefits and rights of the employee and his beneficiaries will be determined in accordance with the terms of the plan that are in effect on the date of such termination of service.

          (c) The allocations to a participant's account for any year of reference will be determined in accordance with the terms of the plan that are in effect for such year.

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METLIFE DEFINED CONTRIBUTION GROUP                                           136
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     19.15 Rules of Construction.

          (a) This plan is intended to qualify as a profit sharing plan or a pension plan under Section 401(a) of the Code to be an eligible individual account plan as defined in Section 407(d)(3) of ERISA, and to comply with all applicable requirements of both statutes. The terms of the plan will be construed to carry out this intent.

          (b) A word or phrase defined or explained in any section has the same meaning throughout the plan unless the context indicates otherwise.

          (c) Where the context so requires the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

          (d) Unless the context indicates otherwise, the words "herein", "hereof", "hereunder", and words of similar import refer to the plan as a whole and not only to the section in which they appear.

          (e) Headings and titles are for convenience only, and the text will control in all matters.

          (f) Reference to any section of the Code or ERISA includes reference to a similar provision of a successor statute.

     19.16 Governing Law. To the extent that state law applies, the provisions of the plan will be construed enforced and administered according to the laws of the state where the principal offices of the trustee are located.

     19.17 Payment for Minor or Incompetent. In the event that any amount is payable under the plan to a minor or to any person deemed by the plan administrator or a court of competent jurisdiction to be incompetent, either mentally or physically, such payment shall be made for the benefit of such minor or incompetent person by payment to a person who has been designated by a court of competent jurisdiction to receive such amount.

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METLIFE DEFINED CONTRIBUTION GROUP                                           137